                              FOR TAX-EXEMPT INCOME
                                                             Tax-Free Idaho Fund
                                                              Tax-Free Iowa Fund
                                                            Tax-Free Kansas Fund
                                                  Tax-Free Missouri Insured Fund
                                                      Tax-Free North Dakota Fund
                                                    Tax-Free Oregon Insured Fund
                                                Tax-Free Washington Insured Fund
                                                         Tax-Free Wisconsin Fund


service and guidance

professional management

1998
Annual
Report

goals


(various photos demonstrating services and guidance professional management and goals)

DELAWARE
INVESTMENTS
===================
Philadelphia*London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a money management tradition that dates back to 1929. We have a long and distinguished history of helping individuals reach their financial goals through a full range of investment opportunities that include municipal bond mutual funds.
        Headquartered in Philadelphia with an international affiliate in London, the Delaware organization is one of the nation's leading municipal bond fund managers.
        Delaware Investments manages more than $40 billion in mutual fund assets and institutional advisory accounts. We offer a wide variety of tax-advantaged equity and fixed-income investments, retirement plan accounts, IRAs, investment accounts for single and multi-manager variable annuities and closed-end funds.

Delaware's Tax-Advantaged Investment Lineup
  *  Tax-Efficient Equity Fund
  *  Municipal Bond Funds in 19 States
  *  Four National Tax-Exempt Bond Funds
  *  Tax-Free Money Fund

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

tradition

tax-exempt income

(photo of keyboard)

(photo of illustation from tax-exempt income brochure)

Fund Objectives
Each Tax-Free Fund and Insured Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax, if any, of a Fund's particular state, as is consistent with preservation of capital.

Table of Contents
        LETTER TO SHAREHOLDERS                      Page   1
        PORTFOLIO MANAGER'S REVIEW                  Page   3
        TAX-FREE IDAHO FUND                         Page   4
        TAX-FREE IOWA FUND                          Page   5
        TAX-FREE KANSAS FUND                        Page   6
        TAX-FREE MISSOURI INSURED FUND              Page   7
        TAX-FREE NORTH DAKOTA FUND                  Page   8
        TAX-FREE OREGON INSURED FUND                Page   9
        TAX-FREE WASHINGTON INSURED FUND            Page  10
        TAX-FREE WISCONSIN FUND                     Page  12
        PERFORMANCE SUMMARY                         Page  13
        STATEMENTS OF NET ASSETS                    Page  19
        FINANCIAL HIGHLIGHTS                        Page  39

September 8, 1998

                                                                 for tax-exempt
                                                                     income
                                                                       1

Dear Shareholder:

FISCAL 1998 WAS A CHALLENGING BUT rewarding time for Delaware Investments' eight midwest and northwest municipal bond funds. Tax-exempt bonds provided attractive, high single-digit returns during a period of increased stock market volatility and global economic uncertainty.
        Since August 1997, municipal bond supplies have increased substantially in many states, with education, health care and transportation issues leading the way. This provided the Funds' portfolio manager, Elizabeth H. Howell, ample opportunity to select bonds with attractive yields, total return potential and favorable credit characteristics.
         We have changed the Funds' fiscal year end to August 31 to match the fiscal year end of Delaware Investments' national municipal bond funds. We believe this alignment may increase operational efficiency over the long term. From now on, you will receive an annual report by early November and a semi-annual report by May.
        Total returns of each Fund in fiscal 1998 were competitive with the unmanaged Lehman Brothers Bond Indexes shown below as well as each Fund's respective peer group (for Class A shares at net asset value with distributions reinvested).
        Of special note is that the total returns provided by each of the eight state funds in this report outpaced the +8.10% total return of the Standard & Poor's 500 Index for the 12 months ended August 31, 1998.

FOR BOND INVESTORS, THE U.S. ECONOMIC ENVIRONMENT HAS BEEN CLOSE TO IDEAL.

CUMULATIVE TOTAL RETURN
----------------------------------------------------------------------------------------------------
                                                                January 1, 1998    12 Months Ended
                                                             to August 31, 1998    August 31, 1998
----------------------------------------------------------------------------------------------------
Tax-Free Idaho Fund A Class                                           +4.19%          +9.02%
Tax-Free Iowa Fund A Class                                            +3.98%          +8.18%
Tax-Free North Dakota Fund A Class                                    +4.35%          +8.37%
Tax-Free Wisconsin Fund A Class                                       +3.80%          +8.13%
Lipper Other States Municipal Debt Fund Average (74 funds)            +3.89%          +7.74%
----------------------------------------------------------------------------------------------------
Tax-Free Kansas Fund A Class                                          +4.14%          +9.17%
Lipper Kansas Municipal Debt Fund Average (12 funds)                  +3.88%          +7.67%
----------------------------------------------------------------------------------------------------
Tax-Free Missouri Insured Fund A Class                                +3.70%          +8.12%
Lipper Missouri Municipal Debt Fund Average (23 funds)                +3.84%          +7.78%
----------------------------------------------------------------------------------------------------
Tax-Free Oregon Insured Fund A Class                                  +4.33%          +8.78%
Lipper Oregon Municipal Debt Fund Average (25 funds)                  +3.93%          +7.78%
----------------------------------------------------------------------------------------------------
Tax-Free Washington Insured Fund A Class                              +4.59%          +9.44%
Lipper Washington Municipal Debt Fund Average (8 funds)               +4.41%          +8.71%
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                  +4.54%          +8.65%
Lehman Brothers Insured Municipal Bond Index                          +4.70%          +9.19%
----------------------------------------------------------------------------------------------------

All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results. Performance of other Fund classes varies due to different charges and expenses as shown on pages 13 to 18. The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. Past performance does not guarantee future results.

for tax-exempt
   income
     2

discipline


While such results might seem unusual given the ebullient stock market of the 1990s, extended periods of higher returns from bonds rather than stocks have been common in the 20th Century.
        For example, bonds (as measured by the Lehman Brothers Municipal Bond Index) outpaced stocks (as measured by the S&P 500) for the 10-year period from 1972 to 1982, a time of high inflation, recession and global political instability.
        Fortunately for today's tax-exempt bond investors, inflation is low and, in the view of most economists, a domestic recession is unlikely. Most states enjoy high credit ratings and have been benefiting from rising tax revenues. Indeed, in the summer of 1998, income and other taxes were pouring into municipal coffers at the fastest pace in eight years, according to the Nelson Rockefeller Institute of Government, a think tank in Albany, New York.
        We view the municipal debt market's current prospects as compelling, especially when viewed against taxable fixed-income alternatives. Cash flows into municipal bond mutual funds have accelerated in recent months as equity investors have sought to diversify their portfolios, reduce risk and minimize taxes.
        We encourage you to review your asset allocation plan with your financial and tax advisers to examine the potential benefits of increasing your position in a single-state tax-exempt fund and other tax-advantaged investment opportunities offered through Delaware Investments.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer

High quality municipal bonds offered the highest income potential relative to Treasuries in more than nine years at the end of fiscal 1998.

MUNICIPAL BONDS OFFER GOOD VALUE COMPARED TO TREASURIES
MARCH 1989 TO AUGUST 1998

Municipal Bond Yields/Treasury Bond Yields

Percent of Treasury Yield

Mar. '89 83.09%               Dec. '93 82.04%
Jun. '89 85.26%               Mar. '94 86.76%
Sep. '89 87.41%               Jun. '94 82.76%
Dec. '89 85.93%               Sep. '94 81.30%
Mar. '90 82.96%               Dec. '94 83.80%
Jun. '90 84.54%               Mar. '95 80.05%
Sep. '90 81.03%               Jun. '95 89.13%
Dec. '90 85.00%               Sep. '95 89.51%
Mar. '91 84.27%               Dec. '95 87.50%
Jun. '91 82.72%               Mar. '96 85.57%
Sep. '91 84.55%               Jun. '96 83.43%
Dec. '91 86.56%               Sep. '96 80.13%
Mar. '92 82.91%               Dec. '96 82.15%
Jun. '92 80.41%               Mar. '97 81.04%
Sep. '92 84.02%               Jun. '97 80.36%
Dec. '92 82.52%               Sep. '97 81.97%
Mar. '93 83.79%               Dec. '97 84.84%
Jun. '93 81.69%               Mar. '98 86.50%
Sep. '93 86.31%               Jun. '98 89.73%
                              Aug. '98 93.80%


The above chart represents the percentage of income that the average 30-year AAA-rated general obligation municipal bond provided compared to a 30-year U.S. Treasury bond. Principal and interest of municipal bonds, unlike Treasuries, are not guaranteed by the U.S. government. Source: Bloomberg Business News.

                                                                  for tax-exempt
                                                                      income
                                                                        3

Portfolio Manager's Review

BY ELIZABETH H. HOWELL

Vice President/Senior Portfolio Manager
September 11, 1998

SINCE AUGUST 1997, TAX-EXEMPT BOND prices have benefited from strong domestic growth, high average credit quality and state fiscal prudence. The one problem facing the municipal bond market has been a huge increase in bond supplies as municipalities have sought to refinance debt at lower interest rates.
        The bond market absorbed unusually large increases in volume in many regions of the country, including Iowa, Missouri and Kansas, states that historically have not issued many bonds. Supplies in these three states have risen more than 70% in 1998 from year earlier levels, and are up 43.7% nationwide according to The Bond Buyer, a trade publication.
        Yet even with all this additional supply, municipal bonds provided excellent returns during fiscal 1998. In fact, for the six months ended August 31, 1998 the unmanaged Lehman Brothers Municipal Bond Index rose +3.44% while stocks, as measured by the unmanaged Standard & Poor's 500 Index, declined 8.08%.
        In managing each of the eight Funds in this report during fiscal 1998, we sought an effective mix of average coupon, call date, and effective maturity. As interest rates fell, we believed it was important to maintain a portfolio with good call protection features and slightly longer-than-average durations.
        As of August 31, 1998, prices had rallied so much during fiscal 1998 that 30-year bond yields had fallen to 5.24%, the lowest level in three decades. Just 12 months earlier, long-term Treasuries yielded 6.61%.
        U.S. government debt became the safe haven of choice for many overseas investors as many emerging market economies grappled with recession, currency

FOR THE SIX MONTHS ENDED AUGUST 31, 1998 THE UNMANAGED LEHMAN BROTHERS MUNICIPAL BOND INDEX ROSE +3.44% WHILE STOCKS, AS MEASURED BY THE UNMANAGED STANDARD & POOR'S 500 INDEX, DECLINED 8.08%.


CREDIT QUALITY
TAX-FREE IDAHO, IOWA, KANSAS, NORTH DAKOTA AND WISCONSIN FUNDS

August 31, 1998

              Tax-Free    Tax-Free    Tax-Free    Tax-Free North    Tax-Free
             Idaho Fund  Iowa Fund   Kansas Fund   Dakota Fund    Wisconsin Fund
--------------------------------------------------------------------------------
AAA             21.9%      26.0%        25.4%         31.2%         36.0%
AA               7.0%         0%        14.1%         27.8%          6.3%
A               24.6%      46.3%         6.4%         13.7%         16.0%
BBB             33.8%      15.5%        13.9%         12.0%         11.5%
B & Unrated     12.7%      12.2%        40.2%         15.3%         30.2%

review
for tax-exempt
   income
     4


devaluation and political instability. Municipal bond prices also rose, though not nearly as much as Treasuries.
        In our view, the strong performance of Treasuries relative to other bonds during the summer of 1998 was temporary. A sharp drop in global equity markets created unusually high demand for the safest fixed-income securities. At current price levels, we believe high quality, long-term municipal bonds offer exceptional value and relatively modest risks.
        Given the high volume of U.S. stock trading this past summer, we believe many equity mutual fund investors could receive large capital gains distributions this fall - and thus have higher 1998 income tax liabilities. We feel many equity investors will see it makes more sense from a tax perspective to reduce their portfolios' risk profile by allocating assets to municipal bonds rather than Treasuries. That is because Treasury income increases an investor's federal and, in many cases, state tax burden.

TAX-FREE IDAHO FUND
Tax-Free Idaho Fund provided a strong total return of +9.02% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested). The Fund's results outpaced the +7.74% average of its peers, as measured by Lipper Analytical Services and shown on page 1.
        By keeping the Fund's duration slightly longer than other mutual funds investing in Idaho bonds, we were able to provide exceptionally attractive results. We provided higher-than-average tax-exempt income and captured most of the bond market's total return potential.
        During fiscal 1998, more than half of Tax-Free Idaho Fund's net assets were invested in investment grade (mostly A and BBB) and unrated bonds.
        Prices of unrated securities rose more than higher quality bonds as the state's economy remained strong and investors were attracted by relatively higher yields.
        Overall, the state's municipalities issued $477 million in bonds for the first eight months of 1998, a relatively modest amount compared to most states, according to The Bond Buyer. Still, this amount was a 48% increase over the same period in 1997.
        In selecting bonds for Tax-Free Idaho Fund, we attempt to balance the portfolio with investment grade and unrated bonds that produce an above-average interest rate and bonds that can contribute to total return. During the year, we modestly increased our weighting in the pollution control and higher education sectors and exchanged some higher coupon hospital bonds for discount bonds.
        For example, in July we purchased 5.45% bonds issued by the Elks Rehabilitation Hospital in Boise, which specializes in helping victims of brain injury and stroke. We acquired an approximately $1 million position at a discount to par in July and by August 31 the bonds had appreciated to a price of $100.43. With a bond rating of


DURING FISCAL 1998, MORE THAN HALF OF TAX-FREE IDAHO FUND'S NET ASSETS WERE INVESTED IN INVESTMENT GRADE (MOSTLY A AND BBB) AND UNRATED BONDS.


tax-free
idaho


                           (photo of family on beach)
                                                                  for tax-exempt
                                                                      income
                                                                        5


BBB from S&P, the hospital has been consistently profitable for the past five years.
        As of late summer, Idaho's unemployment rate was 4.9%, low by historical standards. Thanks in part to tourism, state economists expect Idaho's economy to grow faster than the national economy over the next several years, although the short-term outlook for the state's high technology sector is unclear. Micron Technology, a leading employer, reported in July that demand for dynamic random access memory chips (DRAMs - a key product in many computers), is beginning to recover after a sharp drop during the first half of calendar 1998.

TAX-FREE IOWA FUND
Tax-Free Iowa Fund provided a total return of +8.18% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested). This exceeded the +7.74% average return of the Fund's peer group for the period, as measured by Lipper Analytical Services and shown on page 1.

        Iowa municipalities have historically issued relatively few bonds that are exempt from both federal and state taxes. Although bond supplies increased more than 70% to $1.3 billion from a year ago, according to The Bond Buyer, so-called double tax-exempt bonds remained scarce. Still, we boosted the amount of your Fund's net assets invested in Iowa bonds and reduced the Fund's position in territorial bonds (bonds issued by Puerto Rico, Guam and the Virgin Islands) in fiscal 1998.
        Territorial bonds, which are exempt from federal and state income taxes in all states, provide an additional element of diversification for the Fund and help us meet our income, duration and total return objectives.
        Iowa enjoyed healthy economic growth in fiscal 1998. The state's unemployment rate was 2.5% as of August, among the lowest in the country, and land values are rising. However, expected bumper crops of corn and soybeans have depressed selling prices for farmers, leading to a reduction in farm income and related state tax revenues.


tax-free
iowa


PORTFOLIO HIGHLIGHTS
AUGUST 31, 1998

                      Tax-Free      Tax-Free     Tax-Free     Tax-Free North     Tax-Free
                     Idaho Fund    Iowa Fund   Kansas Fund      Dakota Fund    Wisconsin Fund
----------------------------------------------------------------------------------------------
Average Maturity    9.5 years      8.0 years    11.3 years      8.6 years     10.2 years
Average Duration    7.0 years      6.0 years    7.5 years       6.3 years     7.9 years
AMT Income*           13.24%        6.17%        20.26%         14.32%         21.22%
Current 30-Day
  SEC Yield
  (A Class)            3.72%        3.80%         4.13%          3.87%          4.02%
  (B and C Classes)    3.12%**      3.20%         3.53%***       3.28%+         3.43%++
----------------------------------------------------------------------------------------------

* Percentage of income generated for the eight months ended August 31, 1998 that was subject to the federal alternative minimum tax. ** 3.13% for Class C shares. *** 3.54% for Class C shares. + 3.29% for Class C shares.
     ++ 3.41% for Class C shares.

for tax-exempt
   income
     6

(photo of keyboard)

Corn futures on the Chicago Mercantile Exchange were at their lowest level in 10 years as of early September.
        Another economic issue Iowans will have to grapple with in the coming year is a surplus of hogs amid weak export demand for pork from key markets such as Japan and the Pacific Rim. Government figures show America's pig population is at an 18-year high and growing. More sows are giving birth and the number of piglets per sow has risen to a near record 8.7, according to the U.S. Department of Agriculture. Iowa raises more hogs than anywhere else, and wholesale pork prices have fallen to $0.33 a pound, less than the $0.40 a pound it costs most farmers to raise a pig.
        Thus far, agricultural sector weakness has not affected the state's bond market or most municipal credit ratings. The Fund has only limited exposure to economic development bonds tied to farming. Tax-Free Iowa Fund's largest holding as of August 31, 1998 was a bond issue of the Iowa Finance Authority Underground Storage Tank (12% of net assets).

TAX-FREE KANSAS FUND
Tax-Free Kansas Fund provided a robust total return of +9.17% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested). This was higher than the returns of both the unmanaged Lehman Brothers Municipal Bond Index (see chart on page 1) and the average of the Fund's 12 peers (+7.67%).
        Bond supplies in Kansas rose a sharp 84.9% during the first eight months of calendar 1998 to $1.5 billion, according to The Bond Buyer. Most of the issues that came to market were given high ratings by Moody's Investors Services or Standard & Poor's.
        Kansas' economy, while strong, has generally not been quite as dynamic as some neighboring states. The jobless rate was a low 3.5% as of August. As of the end of summer, growth in the state's manufacturing sector was beginning to slow, according to a survey of factory managers by the Federal Reserve Bank of Kansas City, Missouri.
        Falling overseas demand for wheat amid bumper U.S. crops has hurt Kansas' farming sector, which grows more wheat than any other state. Export demand to emerging market countries has fallen 30% from year ago levels. More countries have lacked the resources to buy American grain, which has become more expensive tax-free
kansas

BOND SUPPLIES IN KANSAS ROSE A SHARP 84.9% DURING THE FIRST EIGHT MONTHS OF CALENDAR 1998 TO $1.5 BILLION.

STATES AT A GLANCE
August 31, 1998
                         Per Capita        Unemployment   Existing Single Family
                          Income               Rate             Home Sales+
--------------------------------------------------------------------------------
Idaho                     $19,539              4.9%               +1.3%
Iowa                       22,560              2.5%               +7.2%
Kansas                     23,281              3.5%               +4.7%
North Dakota               20,710              2.2%               +1.4%
Wisconsin                  23,269              3.2%               +7.1%
--------------------------------------------------------------------------------
+2nd quarter change from 1st quarter 1998.
 Source: Bloomberg Business News.

                                                                  for tax-exempt
                                                                      income
                                                                        7

because the dollar has risen in value against many currencies, according to the U.S. Department of Agriculture. During the summer, the USDA announced plans to buy 80 million bushels of wheat to boost prices and feed famine victims in Africa.
        Our approach to bond credit quality given this economic backdrop can best be described as a barbell strategy. Approximately a quarter of the Fund's net assets were invested in bonds rated AAA, the highest quality bonds available during the year. This provided the Fund with an element of safety of principal. Another 40% was invested in medium quality and unrated bonds, which provided above-average income and total return during fiscal 1998.
         We only purchase unrated bonds that we conclude would qualify for an investment grade rating if the issuer had sought one. We attempt to balance the portfolio between unrated bonds that produce an above-average interest rate and rated bonds that can contribute to total return. As a result of our credit selections, we were able to provide a very attractive income stream at a moderate level of risk.
        During the second half of fiscal 1998, we increased the Fund's average duration to 7.5 years in anticipation that interest rates will continue to fall during the first half of fiscal 1999. We continue to seek rated bonds that have higher-than-average call protection and good structural characteristics, as well as unrated bonds we believe offer strong total return potential.

TAX-FREE MISSOURI
INSURED FUND
Missouri Insured Fund provided a total return of +8.12% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested). This was higher than the +7.78% total return provided by the average of 23 insured municipal bond funds specializing in Missouri bonds, most of which invest primarily in uninsured bonds.
        The Fund offered a very attractive risk profile relative to its performance - a total tax-free
missouri
insured

TAX-FREE MISSOURI INSURED, OREGON INSURED
AND WASHINGTON INSURED FUNDS ASSET MIX

AUGUST 31, 1998
                                 Tax-Free Missouri   Tax-Free Oregon     Tax-Free Washington
                                   Insured Fund        Insured Fund          Insured Fund
---------------------------------------------------------------------------------------------
Housing                               17.0%                 3.7%                23.6%
Hospital                              24.2%                 6.9%                17.3%
General Obligation                     6.1%                19.1%                16.7%
Power Authority                        6.9%                10.5%                 8.2%
Pre-Refunded                          23.8%                21.3%                   0
Education                              3.5%                16.2%                15.0%
Industrial                             1.9%                   0                  2.1%
Other Revenue Bonds                    6.5%                   0                    0
Lease/Certificates of Participation    1.9%                 3.4%                   0
Utility                                4.1%                   0                    0
Water & Sewer                          4.1%                10.2%                 9.5%
Transportation                           0                  6.7%                 5.1%
Cash and Other Assets                    0                  2.0%                 2.5%

for tax-exempt income

for tax-exempt
   income
     8


return that outpaced the total return of the Standard & Poor's 500 Index for the 12 months ended August 31, 1998. Missouri Insured Fund invests exclusively in bonds that are rated AAA by Moody's Investors Services or Standard & Poor's.
        Insured Missouri bonds generally did not offer as much total return potential as bonds in some other states because of the huge increase in new issuance. The state's municipalities issued more than $3.4 billion in bonds between January and August 1998, an 80% percent increase from year earlier levels, according to The Bond Buyer. This additional supply was difficult for the market to absorb.
        Still, market appreciation reduced the average effective duration of Tax-Free Missouri Insured Fund by several months to 6.4 years as of August 31. The Fund's positioning was about a half-a-year shorter than the Lehman Brothers Insured Municipal Bond Index, the Fund's benchmark.
         As of August 1998, the unemployment rate in Missouri stood at 4.1%, somewhat higher than surrounding states. Economic growth was moderate, and factory managers in the state were anticipating a modest slowdown through the end of the year in shipments of goods and the average production workweek, according to a report by the Federal Reserve Bank of Kansas City.
        For fiscal 1999, we believe Missouri bonds offer attractive income and total return opportunities, especially for investors in the top combined federal and state tax bracket of 43.2%. Yields on long-term insured Missouri bonds were at their highest levels relative to 30-year U.S. Treasury bond yields in more than nine years as of August 31.

TAX-FREE NORTH DAKOTA FUND
For the 12 months ended August 31, 1998, Tax-Free North Dakota Fund provided a higher-than-average total return of +8.37% (for Class A shares with distributions reinvested at net asset value).
        The Fund did well relative to its peers because we positioned the portfolio for a gradual decline in interest rates. Average duration was longer than the Lehman Brothers Municipal Bond Index for the period. This allowed the Fund to generate an attractive level of income and participate in the bond market's spring rally.

tax-free
north dakota


ONE FACTOR HELPING LIFT NORTH DAKOTA BOND PRICES WAS THAT SUPPLY WAS SCARCE IN FISCAL 1998.


PORTFOLIO HIGHLIGHTS
AUGUST 31, 1998

                             Tax-Free Missouri    Tax-Free Oregon     Tax-Free Washington
                                Insured Fund        Insured Fund          Insured Fund
------------------------------------------------------------------------------------------
Average Maturity                 8.3 years           9.2 years             9.7 years
Average Duration                 6.4 years           7.4 years             7.0 years
AMT Income*                       18.79%              11.18%                16.87%
Current 30-Day SEC Yield
  (A Class)                        3.81%               3.73%                 4.20%
  (B and C Classes)                3.22%**             3.13%***              3.61%
------------------------------------------------------------------------------------------

  *Percentage of income generated for the eight months ended 8/31/98 that was subject to the federal alternative minimum tax. ** 3.21% for Class C shares. *** 3.12% for Class C shares.

(photo of couple talking to financial adviser)
                                                                  for tax-exempt
                                                                      income
                                                                        9


         One factor helping lift North Dakota bond prices was that supply was scarce. Only $406 million in new bonds were issued between January and August, one of the lowest rates of issuance in the nation. Only the states of Delaware, Vermont and Wyoming have issued fewer bonds so far this year.
        North Dakota's short-term economic prospects were clouded in early September by the two-week strike at Northwest Airlines, the only airline that serves the state. During the strike, the Clinton Administration ordered Northwest's commuter airline affiliate to resume flights to North Dakota after an appeal for help from the state's Congressional delegation.
        Fortunately, many of the state's top employers such as health care providers generally do not depend on air travel. We believe the effects of the strike will prove temporary and not adversely affect the credit quality of the state's municipal bonds.
        Of more lasting concern is North Dakota's weak agricultural sector. While some states expect bumper crops this year, North Dakota's farmers have been plagued by the wheat scab fungus, which grows when planting conditions are too wet. Wheat prices are the lowest since 1991, and farm liquidations have increased this year, according to the U.S. Department of Agriculture.
        Tax-Free North Dakota Fund's single largest sector weighting as of August 1998 was hospital bonds. This sector generally offers higher yields and we believe that selected hospital bonds may also benefit from ratings upgrades as stronger hospital chains absorb smaller and less well-capitalized institutions.
        North Dakota's unemployment rate was just 2.2% as of August, one of the lowest rates of joblessness in the country. Home building activity in the state was brisk in major towns such as Fargo this past spring, according to a report by the Ninth Federal Reserve District.
        High quality North Dakota bonds remain the dominant element of Tax-Free North Dakota Fund's portfolio. During the second half of fiscal 1998 we added medium quality bonds to increase the Fund's income potential. We were underweighted in lower rated industrial development bonds, and this helped the Fund's performance.

TAX-FREE OREGON INSURED FUND
Tax-Free Oregon Insured Fund provided an above-average total return of +8.78% for the 12 months ended August 31, 1998 (for Class A shares at net asset value with distributions reinvested).
        The Fund's performance for the period outpaced the +7.78% average of its 25 peers as shown on page 1. Tax-Free Oregon Insured Fund's relatively long duration and focus on insured bonds, which tend to benefit more from interest rate declines than non-insured bonds, enhanced our results.
        Bond supplies in Oregon increased during the first eight months of calendar 1998. More than $1.3 billion worth of bonds have been issued since January, a 21% increase from year ago levels, according to The Bond Buyer.
Since Oregon has relatively high tax rates and has

THE FUND'S PERFORMANCE RELATIVE TO ITS PEERS BENEFITED FROM OUR AVOIDANCE OF STATE-ISSUED GENERAL OBLIGATION BONDS DURING FISCAL 1998.

tax-free oregon
insured
for tax-exempt
   income
    10

historically issued a relatively limited number of bonds for a state of its size, investors easily absorbed the increase.
        One event affecting Oregon's bond market in 1998 was a downgrading of the state's general obligation bonds from AA+ to AA by Standard & Poor's on July
7. The Fund's performance relative to its peers benefited from our avoidance of state-issued general obligation bonds. To provide an element of safety, the Fund invests exclusively in bonds that are insured by one of the major municipal bond insurance companies and are rated AAA by Moody's and/or Standard & Poor's rating agencies.
        In fiscal 1998, we emphasized bonds with discount coupons, good call protection, and long maturities. We reduced our positioning in municipal general obligation bonds and increased our weighting in power authority and other revenue bonds. Pursuing this strategy allowed the Fund to perform well even as investor fears concerning the possible impact of Asia's recession on Oregon's economy have grown.
        While Oregon's natural resource exports such as paper have slowed, the state's economy appears to be holding up. Strength in housing and consumer spending are offsetting weakness in factory activity, according to a June report by the Twelfth Federal Reserve District.

        We will keep a close eye on developments overseas and how they might affect Oregon's municipal bond market in the coming year. Exports to Asia account for about 7% of Oregon's gross state product, state officials estimate. About half of the state's exports are agricultural products such as timber.

TAX-FREE WASHINGTON
INSURED FUND
Tax-Free Washington Insured Fund provided exceptionally strong results for fiscal 1998. For the 12 months ended August 31, 1998, the Fund's total return was +9.44% (for Class A shares at net asset value with distributions reinvested). This was higher than the Fund's benchmark and the +8.71% average return of the Fund's eight peers.
         After a surge in new issuance in 1997, new bond supplies in the State of Washington have increased only marginally in calendar 1998. Through August, $3.7 billion in bonds were issued, a 4.7% increase from a year ago, according to The Bond Buyer.
         Washington's steady bond supply, coupled with strong investor demand, helped Washington bonds outperform bonds of other states.

WASHINGTON'S STEADY BOND SUPPLY, COUPLED WITH STRONG INVESTOR DEMAND, HELPED WASHINGTON BONDS OUTPERFORM BONDS OF OTHER STATES.

                                                                  for tax-exempt
                                                                      income
                                                                        11

         In early September, Standard & Poor's affirmed its AA rating for Washington's general obligation bonds, saying that the state enjoys a diversified economy that is "exhibiting resilience to cyclicality in aerospace and other trade-related sectors."
        Washington's economic expansion is likely to continue, according to S&P, despite reduced trade with Asia and job cuts at jet maker Boeing. Washington leads the nation in exports relative to gross state product, and one-sixth of the state's jobs are tied to international trade. Through the summer of 1998, however, the Pacific Rim's economic turmoil had not affected the state's budget or budget forecast.
        Tax-Free Washington Insured Fund did well relative to the Lehman Insured Municipal Bond Index and its peers because we positioned the Fund for a decline in interest rates. The Fund's duration, or sensitivity to interest rate movements, was modestly longer than that of the index. This allowed us to achieve a high rate of total return as bond prices rose.
         In fiscal 1998, the Fund focused on bonds with discount coupons, good call protection, and long maturities. The Fund invests exclusively in bonds that are insured by a leading municipal bond insurance company and are rated AAA.
        During the second half, the Fund reduced its weighting in housing bonds and increased its weighting in higher education bonds. Housing bonds, because of the risk of prepayment from underlying mortgages, tend to yield more than bonds from other sectors that have similar ratings and maturities. Given our view that interest rates will decline in the months ahead, we believed it was prudent to reduce exposure to prepayments, especially in the single family home segment.
        Even though Washington does not have a state income tax, the market for tax-exempt securities is robust, and likely to grow. Incomes in Washington are about 10% higher than the national average. Many residents have also enjoyed huge capital gains during the 1990s as stocks of high-tech companies such as Microsoft Corp. have appreciated. In our view, some of the gains realized on equity investments could be reallocated to the state's municipal bonds in the year ahead, especially if the stock market remains volatile.

IN EARLY SEPTEMBER, STANDARD & POOR'S AFFIRMED ITS HIGH AA RATING FOR WASHINGTON'S GENERAL OBLIGATION BONDS.

tax-free
washington
insured

STATES AT A GLANCE
AUGUST 31, 1998
                                Per Capita           Unemployment    Existing Single Family
                                  Income                 Rate               Home Sales+
---------------------------------------------------------------------------------------------
Missouri                         $22,864                 4.1%                -3.7%
Oregon                            22,668                 5.7%                +7.0%
Washington                        24,838                 4.7%              unchanged
---------------------------------------------------------------------------------------------

+ 2nd quarter change from 1st quarter 1998.
  Source: Bloomberg Business News.

(photo of glasses, pen and keyboard)
for tax-exempt
   income
    12

TAX-FREE WISCONSIN FUND
For the 12 months ended August 31, 1998, Tax-Free Wisconsin Fund provided a total return of +8.13% (for Class A shares at net asset value with distributions reinvested). This was higher than the average of the Fund's peers as shown on page 1.
        We attribute the Fund's performance to the Fund's substantial investment in health care and housing bonds, two sectors that provided above-average income but did not appreciate as much as other sectors during fiscal 1998.
        Since the summer of 1997, the credit quality of most Wisconsin municipalities has been excellent. In early September, Standard & Poor's affirmed its high AA rating for the state's general obligation bonds. The rating agency said its rating reflected a diversified Wisconsin economy that exhibits steady growth, sound financial performance and a moderate overall debt burden.
        More than $3.14 billion worth of new bonds were issued in Wisconsin during the first eight months of calendar 1998, a 23% increase from the prior year, according to The Bond Buyer. We used this increase in supply to add more Wisconsin bonds to your Fund's portfolio and sell some Puerto Rico territorial bonds that had appreciated in value.
        Territorial bonds, which are exempt from both state and federal income taxes, provide an additional element of diversification for the Fund and help us meet our income, duration and total return objectives.
        As of August 31, slightly more than half of your Fund's net assets were invested in investment grade bonds (A and lower) and unrated bonds. These bonds generally have a higher-than-average coupon, increasing the Fund's income potential. All bonds in Tax-Free Wisconsin Fund generate income that is exempt from both federal and state income taxes.
        Many Wisconsin issues finance small municipal projects that are too small to make it economically feasible to seek a rating from Moody's Investors Services or Standard & Poor's. We carefully evaluate each issue to determine creditworthiness. We balance unrated bonds that produce an above-average interest rate with bonds that are rated and can contribute to the Fund's total return.
        Wisconsin's 3.2% unemployment rate as of August was relatively low. In its report, S&P said the services and trade sectors are expected to account for about 70% of the state's new jobs this year. Employment growth has averaged 2% annually since 1992, a pace that S&P expects to slow to about 1% through the year 2000.
        Wisconsin is expected to post a budget surplus of $352 million in 1998, up from $327 million a year earlier. S&P said its positive outlook for the state reflects an expectation that Wisconsin will increase its budget reserve, meet greater educational funding requirements and provide property tax relief.

tax-free
wisconsin

ALL BONDS IN TAX-FREE WISCONSIN FUND GENERATE INCOME THAT IS EXEMPT FROM BOTH FEDERAL AND STATE INCOME TAXES.

                                                                  for tax-exempt
                                                                      income
                                                                        13
Performance Summary

TAX-FREE IDAHO FUND
GROWTH OF A $10,000 INVESTMENT
JANUARY 4, 1995 TO AUGUST 31, 1998

      Lehman Brothers Municipal Bond Index        Tax-Free Idaho Fund A Class
Jan. '95         $10,000                                  $ 9,625
May  '95         $10,754                                  $10,653
Aug. '95         $10,897                                  $10,676
Nov. '95         $11,310                                  $11,151
Feb. '96         $11,428                                  $11,305
May  '96         $11,245                                  $11,079
Aug. '96         $11,468                                  $11,314
Nov. '96         $11,975                                  $11,793
Feb. '97         $12,058                                  $11,910
May  '97         $12,177                                  $12,063
Aug. '97         $12,528                                  $12,436
Nov. '97         $12,834                                  $12,815
Feb. '98         $13,159                                  $13,118
May  '98         $13,319                                  $13,284
Aug. '98         $13,612                                  $13,560

Chart assumes $10,000 invested January 4, 1995, and performance includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE IDAHO FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                                 Lifetime             One Year
--------------------------------------------------------------------------------
Class A (Est. 1/4/95)
  Excluding Sales Charge                          +9.86%               +9.02%
  Including Sales Charge                          +8.72%               +4.97%
--------------------------------------------------------------------------------
Class B (Est. 3/16/95)
  Excluding Sales Charge                          +7.83%               +8.23%
  Including Sales Charge                          +7.11%               +4.23%
--------------------------------------------------------------------------------
Class C (Est. 1/11/95)
  Excluding Sales Charge                          +8.86%               +8.32%
  Including Sales Charge                          +8.86%               +7.32%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

CLASS A shares have a 3.75% maximum front-end sales charge. All Funds have a 12b-1 fee.

CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

CLASS C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

for tax-exempt
   income
    14

TAX-FREE IOWA FUND
TAX-FREE WISCONSIN FUND
GROWTH OF A $10,000 INVESTMENT
SEPTEMBER 1, 1993 TO AUGUST 31, 1998

                Lehman Brothers Municipal Bond Index    Tax-Free Iowa Fund A Class    Tax-Free Wisconsin Fund A Class
Sep. '93                    $10,000                              $ 9,625                             $ 9,625
Aug. '94                    $ 9,901                              $ 9,367                             $ 9,394
Aug. '95                    $10,779                              $ 9,956                             $10,055
Aug. '96                    $11,343                              $10,433                             $10,564
Aug. '97                    $12,392                              $11,485                             $11,477
Aug. '98                    $13,463                              $12,424                             $12,411

Chart assumes $10,000 invested September 1, 1993, and performance includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE IOWA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                                 Lifetime             One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
  Excluding Sales Charge                          +5.26%               +8.18%
  Including Sales Charge                          +4.46%               +4.14%
--------------------------------------------------------------------------------
Class B (Est. 3/24/95)
  Excluding Sales Charge                          +7.10%               +7.37%
  Including Sales Charge                          +6.35%               +3.37%
--------------------------------------------------------------------------------
Class C (Est. 1/4/95)
  Excluding Sales Charge                          +8.91%               +7.37%
  Including Sales Charge                          +8.91%               +6.37%



TAX-FREE WISCONSIN FUND
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998
--------------------------------------------------------------------------------

                                                 Lifetime             One Year
--------------------------------------------------------------------------------
Class A (Est. 9/1/93)
  Excluding Sales Charge                          +5.23%               +8.13%
  Including Sales Charge                          +4.43%               +4.08%
--------------------------------------------------------------------------------
Class B (Est. 4/22/95)
  Excluding Sales Charge                          +6.39%               +7.23%
  Including Sales Charge                          +5.61%               +3.23%
--------------------------------------------------------------------------------
Class C (Est. 3/28/95)
  Excluding Sales Charge                          +6.51%               +7.30%
  Including Sales Charge                          +6.51%               +6.30%

Please see page 13 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 13. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                      income
                                                                        15

TAX-FREE KANSAS FUND
GROWTH OF A $10,000 INVESTMENT
NOVEMBER 30, 1992 TO AUGUST 31, 1998

           Lehman Brothers Municipal Bond Index    Tax-Free Kansas Fund A Class
Dec. '92                  $10,000                               $ 9,625
Aug. '93                  $10,948                               $10,766
Aug. '94                  $10,963                               $10,813
Aug. '95                  $11,935                               $11,571
Aug. '96                  $12,560                               $12,242
Aug. '97                  $13,721                               $13,316
Aug. '98                  $14,908                               $14,537



Chart assumes $10,000 invested November 30, 1992, and performance includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.



TAX-FREE KANSAS FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                     Lifetime         Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 11/30/92)
  Excluding Sales Charge              +7.45%            +6.20%         +9.17%
  Including Sales Charge              +6.74%            +5.39%         +5.05%
--------------------------------------------------------------------------------
Class B (Est. 4/8/95)
  Excluding Sales Charge              +7.15%                           +8.34%
  Including Sales Charge              +6.40%                           +4.34%
--------------------------------------------------------------------------------
Class C (Est. 4/12/95)
  Excluding Sales Charge              +6.98%                           +8.36%
  Including Sales Charge              +6.98%                           +7.36%

Please see page 13 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 13. Past performance is not a guarantee of future results.

for tax-exempt
   income
    16


TAX-FREE MISSOURI INSURED FUND
GROWTH OF A $10,000 INVESTMENT
NOVEMBER 2, 1992 TO AUGUST 31, 1998

                     Lehman Brothers Insured Municipal Bond Index     Tax-Free Missouri Insured Fund A Class
Dec. '92                            $10,000                                      $ 9,625
Aug. '93                            $10,948                                      $10,629
Aug. '94                            $10,963                                      $10,455
Aug. '95                            $11,935                                      $11,304
Aug. '96                            $12,560                                      $11,941
Aug. '97                            $13,721                                      $13,024
Aug. '98                            $14,909                                      $14,082



Chart assumes $10,000 invested November 2, 1992, and performance includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE MISSOURI INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                     Lifetime          Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 11/2/92)
  Excluding Sales Charge              +6.96%             +5.80%         +8.12%
  Including Sales Charge              +6.26%             +5.00%         +4.07%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
  Excluding Sales Charge              +5.84%                            +7.32%
  Including Sales Charge              +5.47%                            +3.32%
--------------------------------------------------------------------------------
Class C (Est. 11/11/95)
  Excluding Sales Charge              +5.86%                            +7.41%
  Including Sales Charge              +5.86%                            +6.41%


Please see page 13 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 13. Past performance is not a guarantee of future results.

                                                                  for tax-exempt
                                                                      income
                                                                        17


TAX-FREE NORTH DAKOTA FUND
GROWTH OF A $10,000 INVESTMENT
APRIL 1, 1991 TO AUGUST 31, 1998

         Lehman Brothers Municipal Bond Index        Tax-Free North Dakota Fund A Class
Apr. '91                 $10,000                                   $ 9,625
Aug. '91                 $10,336                                   $10,090
Aug. '92                 $11,490                                   $11,092
Aug. '93                 $12,892                                   $12,636
Aug. '94                 $12,910                                   $12,498
Aug. '95                 $14,055                                   $13,517
Aug. '96                 $14,791                                   $14,294
Aug. '97                 $16,158                                   $15,599
Aug. '98                 $17,555                                   $16,905


Chart assumes $10,000 invested April 1, 1991 and performance includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE NORTH DAKOTA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                     Lifetime         Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 4/1/91)
  Excluding Sales Charge              +7.91%            +6.02%         +8.37%
  Including Sales Charge              +7.36%            +5.22%         +4.32%
--------------------------------------------------------------------------------
Class B (Est. 5/10/94)
  Excluding Sales Charge              +7.58%                           +7.57%
  Including Sales Charge              +7.21%                           +3.57%
--------------------------------------------------------------------------------
Class C (Est. 7/29/95)
  Excluding Sales Charge              +7.00%                           +7.47%
  Including Sales Charge              +7.00%                           +6.47%

Please see page 13 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 13. Past performance is not a guarantee of future results.

for tax-exempt
   income
    18

TAX-FREE OREGON INSURED FUND
TAX-FREE WASHINGTON INSURED FUND
GROWTH OF A $10,000 INVESTMENT
AUGUST 1, 1993 TO AUGUST 31, 1998

                   Lehman Brothers                          Tax-Free Oregon                   Tax-Free Washington
             Insured Municipal Bond Index                 Insured Fund A Class                Insured Fund A Class
Aug. '93                $10,000                                 $ 9,625                              $ 9,625
Aug. '94                $10,014                                 $ 9,595                              $10,084
Aug. '95                $10,902                                 $10,352                              $10,830
Aug. '96                $11,473                                 $10,892                              $11,518
Aug. '97                $12,533                                 $11,896                              $12,624
Aug. '98                $13,617                                 $12,940                              $13,817



Chart assumes $10,000 invested August 1, 1993, and performance includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE OREGON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                     Lifetime         Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
  Excluding Sales Charge              +6.02%            +5.72%         +8.78%
  Including Sales Charge              +5.22%            +4.91%         +4.71%
--------------------------------------------------------------------------------
Class B (Est. 3/12/94)
  Excluding Sales Charge              +5.82%                           +7.97%
  Including Sales Charge              +5.45%                           +3.97%
--------------------------------------------------------------------------------
Class C (Est. 7/7/95)
  Excluding Sales Charge              +6.76%                           +7.96%
  Including Sales Charge              +6.76%                           +6.96%


TAX-FREE WASHINGTON INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH AUGUST 31, 1998

                                     Lifetime         Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 8/1/93)
  Excluding Sales Charge              +7.39%            +6.47%         +9.44%
  Including Sales Charge              +6.59%            +5.66%         +5.32%
--------------------------------------------------------------------------------
Class B (Est. 10/24/95)
  Excluding Sales Charge              +7.08%                           +8.72%
  Including Sales Charge              +6.15%                           +4.72%
--------------------------------------------------------------------------------
Class C (Est. 4/21/95)
  Excluding Sales Charge              +7.35%                           +8.72%
  Including Sales Charge              +7.35%                           +7.72%


Please see page 13 for important additional information. All performance includes reinvestment of distributions and applicable sales charges as described on page 13. Past performance is not a guarantee of future results.

                                                        for tax-exempt income 19

Financial Statements

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------

                                                         PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                         ----------   ----------
MUNICIPAL BONDS - 98.85%
General Obligation Bonds - 10.35%
Ada & Canyon County School District #2 (Meridian)
   5.60% 7/30/12 ................................       $1,325,000    $1,435,174
Bonner County Local Improvement District #93-1
   6.20% 4/30/05 ................................          150,000       158,322
Bonner County Local Improvement District #93-2
   6.35% 4/30/06 ................................          185,000       195,221
Bonner County Local Improvement District #93-3
   6.40% 4/30/07 ................................          195,000       205,840
Bonner County Local Improvement District #93-4
   6.50% 4/30/08 ................................          110,000       116,098
Bonner County Local Improvement District #93-5
   6.50% 4/30/10 ................................          100,000       105,544
Canyon County Independent School District #131
   (MBIA) 5.50% 7/30/12 .........................          100,000       105,120
Coeur D' Alene Local Improvement District #6
   Series 1995 6.00% 7/1/09 .....................           85,000        91,540
Coeur D' Alene Local Improvement District #6
   Series 1995 6.05% 7/1/10 .....................           90,000        96,631
Coeur D' Alene Local Improvement District #6
   Series 1995 6.10% 7/1/12 .....................           40,000        43,142
Coeur D' Alene Local Improvement District #6
   Series 1995 6.10% 7/1/14 .....................           45,000        48,230
Madison County (FSA) 5.40% 8/1/14 ...............          300,000       311,718
Puerto Rico Commonwealth 5.38% 7/1/25 ...........        1,250,000     1,278,550
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .................................          750,000       692,948
Sun Valley 5.20% 8/1/09 .........................          180,000       188,849
                                                                      ----------
                                                                       5,072,927
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 6.15%
Boise State University Idaho Revenue Refunding
   & Improvement Student Fee (FSA)
   5.00% 4/1/23 .................................        1,000,000     1,003,220
Idaho State University Student Fee Bonds
   (MBIA) 5.80% 4/1/20 ..........................          550,000       585,354
University Of Idaho (FSA) 5.85% 4/1/11 ..........        1,300,000     1,427,010
                                                                      ----------
                                                                       3,015,584
                                                                      ----------
HOSPITAL REVENUE BONDS - 16.53%
Idaho Health Facilities Authority Hospital Revenue -
   Elks Rehabilitation Hospital
   5.45% 7/15/23 ................................        1,000,000     1,004,270
Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Project 5.25%
   5/1/14 .......................................        1,500,000     1,512,330
Idaho Health Facilities Authority Revenue -
   Bonner General Hospital 6.50% 10/1/28 ........        1,500,000     1,571,100

                                                         Principal      Market
                                                           Amount       Value
                                                         ---------    ---------
MUNICIPAL BONDS (Continued)
HOSPITAL REVENUE BONDS (Continued)

Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Center
   6.13% 5/1/25 .................................       $1,500,000    $1,610,100
Idaho Health Facilities Authority Revenue -
   Bannock Regional Medical Center
   6.38% 5/1/17 .................................        1,695,000     1,876,348
Idaho Magic Valley Health Facilities (AMBAC)
   5.63% 12/1/13 ................................          500,000       530,285
                                                                      ----------
                                                                       8,104,433
                                                                      ----------
HOUSING REVENUE BONDS - 9.43%
Idaho State Housing Agency Multi-Family Place
   Plaza (FHA) 6.50% 12/1/36 ....................          990,000     1,068,101
Idaho State Housing Finance Authority Single
   Family Series A (AMBAC) 6.05% 7/1/13 .........          440,000       469,005
Idaho State Housing Finance Authority Single
   Family Series A (FHA) 6.10% 7/1/16 ...........          370,000       392,929
Idaho State Housing Finance Authority Single
   Family Series A1 6.85% 7/1/12 ................           85,000        91,689
Idaho State Housing Finance Authority Single
   Family Series B (FHA) 6.45% 7/1/15 ...........          200,000       214,970
Idaho State Housing Finance Authority Single
   Family Series C-2 6.35% 7/1/15 ...............          255,000       272,638
Idaho State Housing Finance Authority Single
   Family Series E 6.60% 7/1/11 .................          140,000       152,800
Idaho State Housing Finance Authority Single
   Family Series E (FHA) 6.35% 7/1/15 ...........          345,000       369,995
Idaho State Housing Finance Authority Single
   Family Series G-2 6.15% 7/1/15 ...............        1,500,000     1,589,925
                                                                      ----------
                                                                       4,622,052
                                                                      ----------

INDUSTRIAL DEVELOPMENT REVENUE BONDS - 6.85%
Idaho State Water Resource Boise Water
   7.25% 12/1/21 ................................          100,000       109,587
Meridan EDA for Hi-Micro 5.85% 8/15/11 ..........        1,250,000     1,324,850
Pocatello Development Authority and Tax
   Increment Revenue 7.25% 12/1/08 ..............        1,700,000     1,761,234
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project 6.25% 11/15/13 .....          150,000       165,311
                                                                      ----------
                                                                       3,360,982
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 2.14%
North Idaho College Dorm Housing-Certificates of
   Participation 6.45% 10/1/16 ..................        1,000,000     1,051,080
                                                                      ----------
                                                                       1,051,080
                                                                      ----------
POLLUTION CONTROL REVENUE BONDS - 20.67%
Nez Perce County, Idaho Pollution Control Revenue
   Refunding - Potlatch Project 6.00% 10/1/24 ...        5,500,000     5,926,470

20 for tax-exempt income

TAX-FREE IDAHO FUND
STATEMENT OF NET ASSETS (Continued)
--------------------------------------------------------------------------------

                                                     PRINCIPAL         MARKET
                                                       AMOUNT          VALUE
                                                     ---------       ---------
 MUNICIPAL BONDS (Continued)
 Pollution Control Revenue Bonds (Continued)

 Power County Idaho Pollution Control Revenue -
    FMC Project 5.63% 10/1/14 .................    $ 4,050,000       $ 4,207,221
                                                                     -----------
                                                                      10,133,691
                                                                     -----------
 POWER AUTHORITY REVENUE BONDS - 3.18%
 Puerto Rico Electric Power Authority (FSA)
    6.00% 7/1/16 ..............................        100,000           109,366
 Puerto Rico Electric Power Authority Series X
    5.50% 7/1/25 ..............................      1,415,000         1,450,460
                                                                      ----------
                                                                       1,559,826
                                                                      ----------
*PRE-REFUNDED BONDS - 1.56%
 Gooding Lincoln Independent School District #231
    6.30% 2/1/14-04 .............................      100,000           111,087
 Idaho St. Holy Cross - Alphonsus Health Facility
    6.25% 12/1/22-02 ............................      590,000           654,463
                                                                      ----------
                                                                         765,550
                                                                      ----------
 SPECIAL UTILITY REVENUE BONDS - 0.31%
 Puerto Rico Telephone Revenue Authority
    5.50% 1/1/22 ................................        150,000         154,178
                                                                      ----------
                                                                         154,178
                                                                      ----------
 TRANSPORTATION REVENUE BONDS - 0.72%
 Guam Highway (FSA) 6.30% 5/1/12 ................        150,000         162,833
 Puerto Rico Highway Revenue Series W
    5.50% 7/1/15 ................................        175,000         188,389
                                                                     -----------
                                                                         351,222
                                                                     -----------
 WATER & SEWER REVENUE BONDS - 2.79%
 Chubbuck Water Revenue 6.35% 4/1/08 ............        125,000         134,645
 Chubbuck Water Revenue 6.40% 4/1/10 ............        135,000         146,185
 McCall Water Revenue (FSA) 5.85% 3/1/16 ........      1,000,000       1,087,810
                                                                     -----------
                                                                       1,368,640
                                                                     -----------
 OTHER REVENUE BONDS - 18.17%
 Ammon, Idaho Urban Renewal Agency Revenue
    6.25% 8/1/18 ................................        445,000         480,048
 Ammon, Idaho Urban Renewal Tax Increment
    Revenue 5.88% 8/1/17 ........................        350,000         371,434
 Boise Urban Renewal Agency Tax Increment
    Revenue 6.13% 9/1/15 ........................      4,540,000       4,900,837
 Hayden, Idaho Improvement District 95 -
    Special Assessment 6.30% 5/1/12 .............        115,000         115,357
 Hayden, Idaho Improvement District 95 -
    Special Assessment 6.35% 5/1/13 .............        120,000         120,372
 Hayden, Idaho Improvement District 95 -
    Special Assessment 6.40% 5/1/14 .............        125,000         125,388
 Hayden, Idaho Improvement District 95 -
    Special Assessment 6.50% 5/1/15 .............        125,000         125,388
 Idaho State Building Authority Building Revenue
    Series A 4.75% 9/1/25 .......................      1,500,000       1,466,505
 Puerto Rico Public Building Authority Revenue
    Series M 5.50% 7/1/21 .......................      1,175,000       1,206,490
                                                                     -----------
                                                                       8,911,819
                                                                     -----------
Total Municipal Bonds (cost $45,441,880).........                     48,471,984
                                                                     -----------

                                                          Number       Market
                                                        of Shares      Value
                                                        ---------    ---------
SHORT-TERM INVESTMENTS - 2.55%
Norwest Advantage Municipal Money Market Fund          1,252,446   $  1,252,446
                                                                   ------------
Total Short-Term Investments (cost $1,252,446)                        1,252,446
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $46,694,326) - 101.40% ..............                     $ 49,724,430
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (1.40%) ..........................                         (688,555)
                                                                   ------------
NET ASSETS APPLICABLE TO 4,242,396 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ...                     $ 49,035,875
                                                                   ============

NET ASSET VALUE - TAX-FREE IDAHO FUND A CLASS
   ($39,843,408 / 3,446,326 SHARES) ..........                           $11.56
                                                                         ======
NET ASSET VALUE - TAX-FREE IDAHO FUND B CLASS
   ($7,473,875 / 647,213 SHARES) .............                           $11.55
                                                                         ======
NET ASSET VALUE - TAX-FREE IDAHO FUND C CLASS
   ($1,718,592 / 148,857 SHARES) .............                           $11.55
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 100,000,000,000
   shares authorized to the Fund with 10,000,000,000
   shares allocated to Tax-Free Idaho Fund A
   Class, 10,000,000,000 shares allocated to Tax-Free
   Idaho Fund B Class and 10,000,000,000 shares allocated
   to Tax-Free Idaho Fund C Class...............                    $46,066,179
Distribution in excess of net investment income.                         (3,387)
Accumulated net realized loss on investments....                        (57,021)
Net unrealized appreciation of investments .....                      3,030,104
                                                                   ------------
Total net assets ...............................                    $49,035,875
                                                                   ============
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
----------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
     FHA - Insured by the Federal Housing Authority
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IDAHO FUND A CLASS
Net asset value A Class (A)...........................                   $11.56
Sales charge (3.75% of offering price or 3.89%
   of amount invested per share) (B)..................                     0.45
                                                                         ------
Offering price .......................................                   $12.01
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 21

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------

                                                        Principal       Market
                                                          Amount        Value
                                                       ----------     ----------
MUNICIPAL BONDS - 98.13%
GENERAL OBLIGATION BONDS - 1.04%
Puerto Rico Commonwealth Public Improvement
4.50% 7/1/23 .....................................     $  500,000     $  461,965
                                                                      ----------
                                                                         461,965
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 6.76%
Iowa Center Community College Dormitory -
   Merged Area V 5.45% 6/1/18 ....................        545,000        549,229
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ...........        650,000        712,543
State University of Iowa - Board Of Regents
   5.30% 7/1/13 ..................................        500,000        525,660
University of North Iowa - Board Of Regents
   5.30% 7/1/13 ..................................        150,000        157,698
University of Puerto Rico Revenue (MBIA)
   5.50% 6/1/15 ..................................      1,000,000      1,060,850
                                                                     -----------
                                                                       3,005,980
                                                                     -----------
HOSPITAL REVENUE BONDS - 2.99%
Puerto Rico Hospital Revenue - Hospital Auxilio
   Mutuo Obligated Group (MBIA) 6.25% 7/1/24 .....      1,200,000      1,328,340
                                                                     -----------
                                                                       1,328,340
                                                                     -----------
HOUSING REVENUE BONDS - 2.38%
Puerto Rico Housing Bank & Finance Agency
   (GNMA) 6.25% 4/1/29 ...........................        990,000      1,060,439
                                                                     -----------
                                                                       1,060,439
                                                                     -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 18.81%
Iowa Finance Authority - Underground Storage
   Tank Revenue 5.125% 7/1/14 ....................         5,200,000   5,405,140
Lee County Urban Renewal Revenue - Keokuk
   Waste Treatment 6.40% 6/1/07 ..................           500,000     534,735
Puerto Rico Commonwealth Industrial Development
   General Purpose Revenue Series B
   5.375% 7/1/16 .................................         1,000,000   1,034,370
Puerto Rico Port Authority Revenue - Special
   Facility - American Airlines 6.25% 6/1/26 .....         1,275,000   1,394,442
                                                                     -----------
                                                                       8,368,687
                                                                     -----------
POWER AUTHORITY REVENUE BONDS - 8.18%
Puerto Rico Electric Power Authority Revenue
   Series EE 4.75% 7/1/24 ........................         1,500,000   1,435,365
Puerto Rico Electric Power Authority Revenue
   Series U 6.00% 7/1/14 .........................         1,100,000   1,190,618
Virgin Islands Water & Power Authority Electric
   System Revenue 5.30% 7/1/18 ...................         1,000,000   1,011,320
                                                                     -----------
                                                                       3,637,303
                                                                     -----------
*PRE-REFUNDED/ESCROWED TO MATURITY BONDS - 6.79%
Puerto Rico Electric Power Authority Revenue
   6.25% 7/1/17-02 ...............................         1,000,000   1,098,690
Virgin Islands Public Finance Authority (Escrowed
   to maturity) 7.30% 10/1/18 ....................         1,500,000   1,920,240
                                                                     -----------
                                                                       3,018,930
                                                                     -----------

                                                           Principal      Market
                                                              Amount       Value
                                                          ----------  ----------
MUNICIPAL BONDS (CONTINUED)

TRANSPORTATION REVENUE BONDS - 8.16%
Guam Highway (FSA) 6.30% 5/1/12 ..................        $1,950,000  $2,116,823
Puerto Rico Commonwealth Highway &
   Transportation Revenue 5.25% 7/1/21 ...........         1,500,000   1,514,445
                                                                      ----------
                                                                       3,631,268
                                                                      ----------
UTILITY REVENUE BONDS - 4.90%
Puerto Rico Telephone Revenue Authority
   5.50% 1/1/22 ..................................         2,120,000   2,179,042
                                                                      ----------
                                                                       2,179,042
                                                                      ----------
WATER & SEWER REVENUE BONDS - 9.92%
Iowa Finance Authority - State Revolving Fund
   Revenue 5.20% 5/1/23 ..........................         2,445,000   2,484,438
Iowa Finance Authority - State Revolving Fund
   Revenue 6.25% 5/1/24 ..........................         1,750,000   1,926,085
                                                                      ----------
                                                                       4,410,523
                                                                      ----------
OTHER REVENUE BONDS - 28.20%
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 4.90% 6/1/99 .................            50,000      50,156
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.00% 6/1/00 .................           300,000     302,169
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.10% 6/1/01 .................           315,000     318,509
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.20% 6/1/02 .................           330,000     334,901
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.30% 6/1/03 .................           345,000     351,338
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.40% 6/1/04 .................           365,000     372,913
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.50% 6/1/05 .................           385,000     394,544
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.60% 6/1/06 .................           405,000     416,223
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.70% 6/1/07 .................           425,000     437,933
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.80% 6/1/08 .................           450,000     463,635
Bettendorf, Iowa Urban Renewal Tax Increment
   Revenue-Series A 5.90% 6/1/09 .................           800,000     824,136
Iowa Finance Authority Revenue - Correctional
   Facility Program 5.70% 6/15/14 ................         2,000,000   2,155,380
Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14 ..................................         1,700,000   1,860,903
Puerto Rico Public Building Authority Revenue -
   Series L 5.75% 7/1/16 .........................         1,000,000   1,047,510
Puerto Rico Public Building Authority Revenue -
   Series M 5.50% 7/1/21 .........................         1,100,000   1,129,480
Puerto Rico Public Building Authority Revenue -
   Series M 5.75% 7/1/15 .........................         1,000,000   1,047,070
Virgin Islands Public Finance Authority Revenue -
   Sub Lien Funded Loan Notes Series E
   5.875% 10/1/18 ................................         1,000,000   1,036,300
                                                                     -----------
                                                                      12,543,100
                                                                     -----------
Total Municipal Bonds (cost $40,513,913 ) ........                    43,645,577
                                                                    ------------

22 for tax-exempt income

TAX-FREE IOWA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------        NUMBER         MARKET
                                                        OF SHARES        VALUE
                                                       ----------     ----------

SHORT-TERM INVESTMENTS - 0.81%
Norwest Advantage Municipal Money Market Fund ....        362,309    $   362,309
                                                                     -----------
Total Short-Term Investments (cost $362,309) .....                       362,309
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.94%
   (COST $40,876,222) ...........................................    $44,007,886
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.06% .........        471,836
                                                                     -----------
NET ASSETS APPLICABLE TO 4,377,691 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................    $44,479,722
                                                                     ===========

NET ASSET VALUE - TAX-FREE IOWA FUND A CLASS
   ($39,345,382 / 3,872,389 SHARES) .............................         $10.16
                                                                          ======
NET ASSET VALUE - TAX-FREE IOWA FUND B CLASS
   ($3,910,074 / 384,783 SHARES) ................................         $10.16
                                                                          ======
NET ASSET VALUE - TAX-FREE IOWA FUND C CLASS
   ($1,224,266 / 120,519 SHARES) ................................         $10.16
                                                                          ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 10,000,000,000 shares
 authorized to the Fund with 1,000,000,000 shares allocated
 to Tax-Free Iowa Fund A Class, 1,000,000,000 shares
 allocated to Tax-Free Iowa Fund B Class and 1,000,000,000
 shares allocated to Tax-Free Iowa Fund C Class ................    $43,108,619
Accumulated net realized loss on investments ...................     (1,760,561)
Net unrealized appreciation of investments .....................      3,131,664
                                                                    -----------
Total net assets ...............................................    $44,479,722
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
----------------------
Summary of Abbreviations:
   FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE IOWA FUND A CLASS
Net asset value A Class (A) ....................................         $10.16
Sales charge (3.75% of offering price or 3.94% of amount
   invested per share) (B) .....................................           0.40
                                                                         ------
Offering price .................................................         $10.56
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------

                                                           PRINCIPAL      MARKET
                                                             AMOUNT       VALUE
                                                          ----------  ----------

MUNICIPAL BONDS - 105.19%
CERTIFICATES OF PARTICIPATION - 8.08%
Linn County, Kansas for American One, LLC 7.25%
   3/1/13 ..............................................  $  350,000  $  351,610
Spring Hill Certificate of Participation A Spring Hill
   Golf Corp. 6.50% 1/15/28 ............................   1,000,000     971,230
                                                                      ----------
                                                                       1,322,840
                                                                      ----------
GENERAL OBLIGATION BONDS - 20.03%
Allen County Unified School District #258
(AMBAC) 6.875% 9/1/10 ..................................     240,000     295,661
Ellsworth County, Kansas Series 1 5.75% 9/1/17 .........     250,000     268,315
Johnson County 6.125% 9/1/12 ...........................     600,000     647,376
Linn County Unified School District
   5.70% 11/1/16 .......................................     500,000     531,445
Maize Unified School District #266 Series 1994
   (FSA) 5.875% 9/1/12 .................................     250,000     266,028
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 ........................................     500,000     461,965
Sedgwick County Unified School District #265
   (FSA) 5.50% 10/1/13 .................................     250,000     261,398
Sedgwick County Unified School District #267
   (AMBAC) 6.15% 11/1/09 ...............................     250,000     276,930
Summer County Unified School District #356
   (MBIA) 5.75% 9/1/11 .................................     250,000     268,575
                                                                      ----------
                                                                       3,277,693
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 13.93%
Kansas Development Finance Authority - Kansas
   Board of Regents - Wichita State University
   (AMBAC) 5.875% 6/1/17 ...............................     300,000     318,435
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 .................   1,170,000   1,282,577
Winfield Kansas Educational Facilities Revenue
   Refunding and Improvement 5.75% 4/1/22 ..............     680,000     679,096
                                                                      ----------
                                                                       2,280,108
                                                                      ----------
HOSPITAL REVENUE BONDS - 8.54%
Lawrence, Kansas For Lawrence Memorial Hospital
   6.20% 7/1/19 ........................................     250,000     266,935
Olathe, Kansas Health Facility Revenue for
   Evangelical Lutheran Good Samaritan Project
   (AMBAC) 6.00% 5/1/19 ................................     250,000     268,910
Olathe, Kansas Health Facility Revenue For Olathe
   Medical Center Series 94A (AMBAC)
   5.875% 9/1/16 .......................................     100,000     103,755
Shawnee County Sister of Charity Leavenworth
   Hospital (FSA) 5.00% 12/1/23 ........................     250,000     248,915
Wichita, Kansas Health Care Improvement
   Industrial Revenue (The Kansas Masonic
   Home - Series VI) 6.25% 12/1/17 .....................     500,000     509,990
                                                                      ----------
                                                                       1,398,505
                                                                      ----------
                                                        for tax-exempt income 23

TAX-FREE KANSAS FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                           PRINCIPAL    MARKET
                                                            AMOUNT       VALUE
                                                          ----------  ----------

MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS - 19.07%
Garnett Kansas Senior Housing Annual Appropriation
   Leasehold Revenue Garnett Housing Authority
   Project 5.90% 10/1/18 ..............................   $  810,000  $  817,428
Kansas Development Finance Authority Revenue for
   Martin Creek Multifamily Housing Project (FHA)
   6.50% 8/1/24 .......................................       50,000      53,348
Kansas State Development Finance Authority
   Multifamily Revenue - Oak Ridge Park Apartments
   Project - Series F 6.625% 8/1/29 ...................    1,000,000   1,067,200
Olathe, Kansas Multifamily Housing - Deerfield
   Apartments Series 1994A (FNMA) 6.45%
   6/1/19 .............................................      250,000     268,400
Olathe, Kansas Multifamily Housing - Jefferson
   Place Apartments Project - Series B
   6.10% 7/1/22 .......................................      300,000     312,804
Wichita Kansas Multifamily Housing Innes Station
   Apartments Project I 6.25% 3/1/28 ..................      600,000     602,124
                                                                      ----------
                                                                       3,121,304
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 5.22%
Columbus Kansas Industrial Revenue ACE Electrical
   Acquisition 7.00% 8/1/17 ...........................      800,000     802,608
Wamego Pollution Control Revenue Western
   Resources Inc. Project (MBIA) 6.00% 2/1/33 .........       50,000      52,581
                                                                      ----------
                                                                         855,189
                                                                      ----------
*PRE-REFUNDED BONDS - 10.01%
Douglas County Lawrence Unified School District
   #497 6.00% 9/1/15-03 ...............................      250,000     270,085
Jefferson County Unified School District #340
   (FSA) 6.35% 9/1/15-04 ..............................      250,000     280,333
Kansas City Community College Student Center
   (MBIA) 6.25% 5/15/20-02 ............................      300,000     324,912
Kansas Development Finance Authority Water
   Pollution Control Sewer Revenue
   6.00% 11/1/14-03 ...................................      250,000     277,168
Shawnee County Unified School District #345
   (MBIA) 5.75% 9/1/11-04 .............................      250,000     272,420
Shawnee County Unified School District #501
   (FGIC) 5.75% 2/1/11-03 .............................      200,000     214,015
                                                                      ----------
                                                                       1,638,933
                                                                      ----------
POWER AUTHORITY REVENUE BONDS - 6.02%
Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24 .......................................      500,000     478,455
Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 .......................................      500,000     506,255
                                                                      ----------
                                                                         984,710
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 0.63%
Kansas Department of Transportation
   5.375% 3/1/13 ......................................      100,000     103,119
                                                                      ----------
                                                                         103,119
                                                                      ----------
WATER & SEWER REVENUE BONDS - 8.91%
Haysville Water & Sewer (FSA)
   5.80% 10/1/16 ......................................      250,000     269,340

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                        ---------    ----------
MUNICIPAL BONDS (CONTINUED)
WATER & SEWER REVENUE BONDS (Continued)
Johnson County Water Revenue 5.25% 12/1/15 ............  $175,000    $  179,660
Kansas City Utility System Revenue (FGIC)
   6.375% 9/1/23 ......................................   900,000     1,010,187
                                                                     ----------
                                                                      1,459,187
                                                                     ----------

OTHER REVENUE BONDS - 4.75%
Virgin Islands Public Finance Authority Revenue Sub
Lien Funded Loan Notes Series E 5.875% 10/1/18 ........   750,000       777,225
                                                                     ----------
                                                                        777,225
                                                                     ----------
Total Municipal Bonds (cost $16,110,665)                             17,218,813
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 105.19%
   (COST $16,110,665) ...........................................   $17,218,813
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (5.19%)** .....      (850,155)
                                                                    -----------
NET ASSETS APPLICABLE TO 1,465,695 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................   $16,368,658
                                                                    ===========

NET ASSET VALUE - TAX-FREE KANSAS FUND A CLASS
   ($12,547,719 / 1,123,890 SHARES) ...................................  $11.16
                                                                         ======
NET ASSET VALUE - TAX-FREE KANSAS FUND B CLASS
   ($3,694,331 / 330,458 SHARES) ......................................  $11.18
                                                                         ======
NET ASSET VALUE - TAX-FREE KANSAS FUND C CLASS
   ($126,608 / 11,347 SHARES) .........................................  $11.16
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Kansas Fund ..................................   $15,219,942
Undistributed net investment income .............................           118
Accumulated net realized gain on investments ....................        40,450
Net unrealized appreciation of investments ......................     1,108,148
                                                                    -----------
Total net assets ................................................   $16,368,658
                                                                    ===========
----------------------
  * For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
 ** Of this amount, $968,120 represents payables for securities purchased at
    August 31, 1998.
----------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE KANSAS FUND A CLASS
Net asset value A Class (A)                                              $11.16
Sales charge (3.75% of offering price or 3.85% of
   amount invested per share) (B)                                          0.43
                                                                         ------
Offering price                                                           $11.59
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes

24 for tax-exempt income

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------

                                                        PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                       ----------     ----------

MUNICIPAL BONDS - 99.63%
GENERAL OBLIGATION BONDS - 6.12%
Franklin County School District (FGIC)
   5.75% 3/1/13 ....................................   $1,100,000    $ 1,164,097
Springfield School District #R12 Series A (MBIA)
   5.25% 3/1/11 ....................................      500,000        513,470
St. Charles (FSA) 5.75% 3/1/15 .....................    1,000,000      1,066,320
St. Charles County Montana Francis Howell School
   District Capital Appreciation (FGIC)
   0.00% 3/1/16 ....................................    2,000,000        828,720
                                                                     -----------
                                                                       3,572,607
                                                                     -----------
HIGHER EDUCATION REVENUE BONDS - 3.46%
Missouri State Health & Education Facility -
   Central Missouri State University (AMBAC)
   5.75% 10/1/25 ...................................    1,000,000      1,051,500
Missouri State Health & Education Facility -
   University Revenue for St. Louis University
   (AMBAC) 4.75% 10/1/16 ...........................    1,000,000        970,440
                                                                     -----------
                                                                       2,021,940
                                                                     -----------
HOSPITAL REVENUE BONDS - 24.18%
Cape Girardeau SE Missouri Hospital (MBIA)
   5.25% 6/1/16 ....................................    1,000,000      1,047,160
Hannibal Health Facilities Series A (Hannibal
   Regional Hospital) (FSA) 5.625% 3/1/12 ..........    2,500,000      2,669,550
Hannibal Health Facilities Series A (Hannibal
   Regional Hospital) (FSA) 5.75% 3/1/22 ...........    1,000,000      1,065,480
Jackson County St. Joseph's Hospital (MBIA)
   6.50% 7/1/12 ....................................    1,980,000      2,159,111
Jackson County St. Mary's Hospital (MBIA)
   5.75% 7/1/24 ....................................    2,000,000      2,107,940
Missouri State Health & Education Facility
   (Children's Mercy Hospital) (MBIA)
   5.65% 5/15/23 ...................................    1,000,000      1,036,900
Missouri State Health & Education Facility
   (Health Midwest) (MBIA) 6.25% 2/15/22 ...........    1,000,000      1,071,470
Missouri State Health & Education Facility
   (Heartland Health Systems) (AMBAC)
   6.35% 11/15/17 ..................................    1,250,000      1,358,738
Missouri State Health & Education Facility (SSM
   Health Care) (MBIA) 6.40% 6/1/10 ................      500,000        587,890
Missouri State Health & Education Facility
   (St. Luke's Health Systems) (MBIA)
   5.125% 11/15/19 .................................    1,000,000      1,007,400
                                                                     -----------
                                                                      14,111,639
                                                                     -----------
HOUSING REVENUE BONDS - 16.97%
Missouri Single Family Housing (FNMA/GNMA)
   7.20% 9/1/26                                         1,980,000      2,274,426
Missouri Single Family Housing (FNMA/GNMA)
   7.25% 9/1/26                                         2,295,000      2,592,409

                                                        PRINCIPAL      MARKET
                                                           AMOUNT       VALUE
                                                        ----------    ----------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS CONTINUED)

Missouri Single Family Housing (FNMA/GNMA)
   7.45% 9/1/27 .....................................  $1,865,000    $ 2,152,788
Missouri Single Family Housing (FNMA/GNMA)
   7.55% 9/1/27 .....................................   1,830,000      2,112,259
Missouri Single Family Housing (GNMA)
   7.20% 12/1/17 ....................................     230,000        255,358
Missouri Single Family Housing (GNMA)
   7.25% 12/1/20 ....................................     465,000        515,652
                                                                     -----------
                                                                       9,902,892
                                                                     -----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.87%
St. Louis Municipal Finance Corporation City Lease
   Revenue - City Justice Center, Series A
   (AMBAC) 5.95% 2/15/16 ............................   1,000,000      1,089,280
                                                                     -----------
                                                                       1,089,280
                                                                     -----------
LEASE - 1.85%
Kansas City Muehlebach Hotel (FSA)
   5.90% 12/1/18 ....................................   1,000,000      1,076,910
                                                                     -----------
                                                                       1,076,910
                                                                     -----------
POWER AUTHORITY REVENUE BONDS - 6.86%
Puerto Rico Electric Power Authority Power Revenue -
   Series DD (FSA) 4.50% 7/1/19 .....................   1,700,000      1,613,878
Sikeston Electric Revenue (MBIA)
   5.00% 6/1/22 .....................................   1,250,000      1,249,900
Sikeston Electric Revenue (MBIA)
   6.00% 6/1/13 .....................................   1,000,000      1,141,670
                                                                     -----------
                                                                       4,005,448
                                                                     -----------
*PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS - 23.76%
Clark County School District (FSA)
   5.75% 3/1/15-05 ..................................   1,775,000      1,885,405
Greene County Single Family Mortgage Revenue -
   (Private Mortgage Insurance) (Escrowed to
   maturity) 0.00% 3/1/16 ...........................   1,225,000        513,679
Kansas City Airport Revenue (FSA)
   6.875% 9/1/14-04 .................................   1,675,000      1,942,632
Sikeston Electric Revenue (MBIA)
   6.25% 6/1/12-02 ..................................   2,000,000      2,206,340
St. Charles School District (FGIC)
   6.50% 2/1/14-06 ..................................   1,250,000      1,435,700
St. Louis County School District #8 (MBIA)
   5.60% 2/15/15-05 .................................   1,490,000      1,619,913
St. Louis Municipal Finance Corporation Leasehold
   Revenue - (FGIC) 6.25% 2/15/12-05 ................   1,850,000      2,078,956
Troy School District #3 Lincoln County (MBIA)
   6.10% 3/1/14-05 ..................................   1,235,000      1,378,309
West Platte School District (MBIA)
   5.85% 3/1/15-05 ..................................     750,000        809,760
                                                                     -----------
                                                                      13,870,694
                                                                     -----------
                                                        for tax-exempt income 25

TAX-FREE MISSOURI INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
-----------------------------------------------------
                                                       PRINCIPAL      MARKET
                                                         AMOUNT       VALUE
                                                       ----------   -----------

MUNICIPAL BONDS (CONTINUED)
UTILITY REVENUE BONDS - 4.05%
Missouri Environmental Pollution Control Revenue -
   St. Joseph's Light and Power Co. (AMBAC)
   5.85% 2/1/13 .....................................  $2,200,000   $ 2,366,386
                                                                    -----------
                                                                      2,366,386
                                                                    -----------
WATER & SEWER REVENUE BONDS - 4.05%
Liberty Sewer (MBIA) 6.00% 2/1/08 ...................     600,000       680,226
Liberty Sewer (MBIA) 6.15% 2/1/15 ...................   1,500,000     1,682,640
                                                                    -----------
                                                                      2,362,866
                                                                    -----------

OTHER REVENUE BONDS - 6.46%
Kansas City Municipal Assistance - Bartle Hall
   Convention Center (MBIA) 5.60% 4/15/16 ...........   1,240,000     1,301,777
Missouri State Environmental - State Revolving
   Fund - Branson (FSA) 6.05% 7/1/16 ................   2,265,000     2,467,015
                                                                    -----------
                                                                      3,768,792
                                                                    -----------
Total Municipal Bonds (cost $53,504,006 )                            58,149,454
                                                                    -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.63%
   (COST $53,504,006) ...........................................   $58,149,454
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.37% .........       218,144
                                                                    -----------
NET ASSETS APPLICABLE TO 5,367,994 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................   $58,367,598
                                                                    ===========

NET ASSET VALUE - TAX-FREE MISSOURI INSURED FUND A CLASS
   ($46,939,347 / 4,316,688 SHARES) ...................................  $10.87
                                                                         ======
NET ASSET VALUE - TAX-FREE MISSOURI INSURED FUND B CLASS
   ($11,316,550 / 1,041,037 SHARES) ...................................  $10.87
                                                                         ======
NET ASSET VALUE - TAX-FREE MISSOURI INSURED FUND C CLASS
   ($111,701 / 10,269 SHARES) .........................................  $10.88
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 10,000,000,000 shares
   authorized to the Fund with 1,000,000,000 shares allocated to Tax-Free Missouri Insured Fund A Class, 1,000,000,000
   shares allocated to Tax-Free Missouri Insured Fund B Class and 1,000,000,000 shares allocated to Tax-Free Missouri
   Insured Fund C Class                                             $54,663,569
Accumulated net realized loss on investments                           (941,419)
Net unrealized appreciation of investments                            4,645,448
                                                                    -----------
Total net assets                                                    $58,367,598
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:

   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE MISSOURI INSURED FUND A CLASS
Net asset value A Class (A)                                               $10.87
Sales charge (3.75% of offering price or 3.86% of
   amount invested per share) (B)                                           0.42
                                                                          ------
Offering price                                                            $11.29
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes



VOYAGEUR TAX-FREE FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                       ----------     ----------

MUNICIPAL BONDS - 98.68%
General Obligation Bonds - 1.59%
Grand Forks Sewer Revenue 6.70% 6/1/07 ..............  $  270,000     $  287,735
North Dakota State Real Estate 6.00% 9/1/13 .........     215,000        215,000
                                                                      ----------
                                                                         502,735
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 3.41%
Burleigh County University Facilities University of
   Mary Project 7.125% 12/1/11 ......................     250,000        265,443
North Dakota State University Housing & Auxiliary
   Facility 6.30% 4/1/07 ............................     250,000        268,848
North Dakota State University Housing & Auxiliary
   Facility 6.50% 4/1/12 ............................     500,000        540,720
                                                                      ----------
                                                                       1,075,011
                                                                      ----------
HOSPITAL REVENUE BONDS - 29.94%
Bismarck Hospital Alexius Medical Center (AMBAC)
   6.90% 5/1/06 .....................................     500,000        543,365
Bismarck Hospital Medical Center One Inc. (MBIA)
   7.50% 5/1/13 .....................................     250,000        260,758
Cando, North Dakota Nursing Facility Revenue -
   Towner County Medical Center Project
   7.125% 8/1/22 ....................................   1,000,000      1,092,990
Carrington, North Dakota Health Facility Revenue
   for Carrington Health Center 6.25% 11/15/15 ......     500,000        540,800
Cass County, North Dakota Health Facility Revenue
   for Catholic Health - Villa Nazareth Project
   6.25% 11/15/14 ...................................   1,000,000      1,081,600

26 for tax-exempt income

TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                       ----------     ----------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Fargo Hospital Facility St. Luke's Hospital,
   Series 1992 6.50% 6/1/15 .........................  $1,000,000     $1,089,030
Grand Forks, North Dakota Senior Housing Revenue
   4000 Valley Square Project 6.25% 12/1/34 .........   2,000,000      2,041,960
Grand Forks, United Hospital Obligated Group
   (MBIA) 6.125% 12/1/14 ............................     225,000        249,532
Grand Forks, United Hospital Obligated Group
   (MBIA) 6.25% 12/1/19 .............................     250,000        275,338
Killdeer, North Dakota Nursing Care Revenue -
   Hill Top Home of Comfort 6.00% 11/1/12 ...........     850,000        869,754
Valley City, North Dakota Congregate Housing
   Revenue - Bridgeview Estates Project 7.25%
   8/1/22 ...........................................     300,000        328,062
Ward County, North Dakota Health Care Facility
   Revenue - Trinity Obligated Group Ser96A
   6.00% 7/1/11 .....................................   1,000,000      1,061,260
                                                                      ----------
                                                                       9,434,449
                                                                      ----------
HOUSING REVENUE BONDS - 26.41%
Grand Forks Multifamily Housing Authority Revenue -
   Ryan House Section 8 6.30% 3/1/22 ................     305,000        330,022
Minot Single Family Mortgage 7.70% 8/1/10 ...........     210,000        224,285
North Dakota Housing Finance Authority Single
   Family Mortgage 6.25% 1/1/17 .....................   2,225,000      2,391,252
North Dakota Housing Finance Authority Single
   Family Mortgage Series A 6.30% 7/1/16 ............   1,955,000      2,103,091
North Dakota Housing Finance Agency
   Single Family Mortgage Series A (FHA)
   6.75% 7/1/12 .....................................     160,000        170,627
North Dakota State Housing Finance Agency
   Revenue Multifamily (FNMA) 6.125%
   12/1/15 ..........................................     500,000        536,975
North Dakota State Housing Finance Agency
   Revenue Multifamily (FNMA) 6.15%
   12/1/17 ..........................................   1,300,000      1,394,536
North Dakota State Housing Finance Agency
   Single Family Mortgage Series E (FNMA)
   6.30% 1/1/15 .....................................     790,000        848,160
North Dakota State Housing Finance Authority
   Single Family Mortgage Series A
   6.95% 7/1/12 .....................................     300,000        321,549
                                                                      ----------
                                                                       8,320,497
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE BONDS - 1.71%
Mercer County Pollution Control - Otter Tail Power
   Company Project 6.90% 2/1/19 .....................     500,000        537,515
                                                                      ----------
                                                                         537,515
                                                                      ----------
POWER AUTHORITY REVENUE BONDS - 18.50%
Mercer County Pollution Control Revenue
   Montana-Dakota Utilities Company Project
   (FGIC) 6.65% 6/1/22 ..............................     500,000        549,640
Mercer County Pollution Control Revenue for
   Basin Electric Power 6.05% 1/1/19 ................   1,250,000      1,367,188

                                                       PRINCIPAL        MARKET
                                                        AMOUNT          VALUE
                                                       ----------     ----------

MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS (CONTINUED)
Puerto Rico Electric Power Authority Power
   Revenue Series DD (FSA) 4.50% 7/1/19 .............  $1,250,000    $ 1,186,675
Puerto Rico Electric Power Authority Power
   Revenue Series EE 4.75% 7/1/24 ...................   2,000,000      1,913,820
Puerto Rico Electric Power Authority Series Z
   5.25% 7/1/21 .....................................     800,000        810,008
                                                                     -----------
                                                                       5,827,331
                                                                     -----------
 *PRE-REFUNDED BONDS - 2.46%
Devils Lake Public School District #1
   6.80% 5/1/11-99 ..................................     100,000        102,118
Fargo Park District Revenue 7.25% 11/1/11-00 ........     200,000        214,300
North Dakota State Municipal Bond Bank
   6.25% 12/1/11-99 .................................     450,000        458,798
                                                                     -----------
                                                                         775,216
                                                                     -----------
TRANSPORTATION REVENUE BONDS - 4.95%
Puerto Rico Commonwealth Highway &
   Transportation Authority Series Y
   5.50% 7/1/26 .....................................   1,500,000      1,559,925
                                                                     -----------
                                                                       1,559,925
                                                                     -----------
OTHER REVENUE BONDS - 9.71%
North Dakota Building Authority Revenue (FSA)
   6.00% 12/1/14 ....................................   1,310,000      1,413,621
North Dakota Building Authority Revenue (FSA)
   6.10% 12/1/16 ....................................   1,480,000      1,603,358
North Dakota State Student Loan (AMBAC)
   7.00% 7/1/05 .....................................      40,000         41,591
                                                                     -----------
                                                                       3,058,570
                                                                     -----------
Total Municipal Bonds (cost $28,926,652)                              31,091,249
                                                                     -----------

                                                         Number
                                                        of Shares
                                                       ----------
SHORT-TERM INVESTMENTS - 0.59%
NORWEST ADVANTAGE MUNICIPAL MONEY MARKET FUND .......     184,412        184,412
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $184,412) ........                    184,412
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $29,111,064) - 99.27% ..................................    $31,275,661
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.73% .........        229,906
                                                                     -----------
NET ASSETS APPLICABLE TO 2,754,930 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................    $31,505,567
                                                                     ===========

NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND A CLASS
   ($30,495,716 / 2,666,624 SHARES) ...................................   $11.44
                                                                          ======
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND B CLASS
   ($980,205 / 85,712 SHARES) .........................................   $11.44
                                                                          ======
NET ASSET VALUE - TAX-FREE NORTH DAKOTA FUND C CLASS
   ($29,646 / 2,594 SHARES) ...........................................   $11.43
                                                                          ======
                                                        for tax-exempt income 27


TAX-FREE NORTH DAKOTA FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to
   Tax-Free North Dakota Fund A Class, 1,000,000,000 shares
   allocated to Tax-Free North Dakota Fund B Class and
   1,000,000,000 shares allocated to Tax-Free
   North Dakota Fund C Class ....................................    $29,313,974
Accumulated net realized gain on investments ....................         26,996
Net unrealized appreciation of investments ......................      2,164,597
                                                                    ------------
Total net assets ................................................    $31,505,567
                                                                    ============

----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
    FNMA - Insured by the Federal National Mortgage Association
     FSA - Insured by Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE NORTH DAKOTA FUND A CLASS
Net asset value A Class (A) ............................................  $11.44
Sales charge (3.75% of offering price or 3.93%
   of amount invested per share) (B) ...................................    0.45
                                                                          ------
Offering price                                                            $11.89
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR
TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       ----------     ----------

MUNICIPAL BONDS - 97.95%
CERTIFICATES OF PARTICIPATION - 3.43%
Oregon State Department Administrative Services
   Certificate of Participation - Series A (AMBAC)
   5.80% 5/1/24 .....................................  $1,000,000     $1,075,710
                                                                      ----------
                                                                       1,075,710
                                                                      ----------
GENERAL OBLIGATION BONDS - 19.10%
Hermiston Water Bonds (AMBAC) 6.20% 8/1/24 ..........     500,000        546,920
Lane County School District #19 (Springfield)
   (FGIC) 6.00% 10/15/14 ............................     500,000        570,410
Lincoln County School District (FGIC)
   5.25% 6/15/12 ....................................   1,450,000      1,521,761
Malheur County Jail (MBIA) 6.30% 12/1/12 ............     500,000        559,005
Multnomah County School District #3 Park Rose
   (FGIC) 5.50% 12/1/11 .............................     500,000        528,410
North Unit Irrigation District (MBIA)
   5.75% 6/1/16 .....................................   1,000,000      1,067,420
Portland (MBIA) 5.75% 6/1/15 ........................     500,000        527,345
Tillamook County (FGIC) 6.25% 1/1/14 ................     250,000        277,623
Umatilla County Oregon School District #6R
   Umatilla (AMBAC) 0.00% 12/15/22 ..................     200,000         60,428
Washington County School District (Sherwood)
   (FSA) #88J 6.10% 6/1/12 ..........................     300,000        329,643
                                                                      ----------
                                                                       5,988,965
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 16.19%
Central Oregon Community College (FGIC)
   5.90% 6/1/09 .....................................     750,000        807,683
Oregon Health and Education Authority for Lewis
   & Clark College (MBIA) 6.125% 10/1/24 ............   1,055,000      1,157,187
Oregon Health and Education Authority for Reed
   College (MBIA) 5.375% 7/1/25 .....................   1,000,000      1,034,260
Oregon Health Sciences University (MBIA)
   0.00% 7/1/21 .....................................   6,500,000      2,077,334
                                                                      ----------
                                                                       5,076,464
                                                                      ----------
HOSPITAL REVENUE BONDS - 6.91%
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital (MBIA)
   5.75% 8/1/19 .....................................   1,000,000      1,070,400
Western Lane Hospital District for Sisters of
   St. Joseph Peace Hospital (MBIA)
   5.875% 8/1/12 ....................................   1,000,000      1,095,300
                                                                      ----------
                                                                       2,165,700
                                                                      ----------
HOUSING REVENUE BONDS - 3.66%
Oregon Health, Housing, Educational, and Cultural
   Facilities Authority for Pier Park Project (GNMA)
   6.05% 4/1/18 .....................................   1,095,000      1,147,735
                                                                      ----------
                                                                       1,147,735
                                                                      ----------

28 for tax-exempt income

TAX-FREE OREGON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                       ----------     ----------

MUNICIPAL BONDS (CONTINUED)
POWER AUTHORITY REVENUE BONDS - 10.49%
Central Lincoln Peoples Utility District (AMBAC)
   5.75% 1/1/15 .....................................  $  500,000     $  524,995
Northern Wasco County (FGIC) 5.625% 12/1/22 .........   1,000,000      1,053,460
Puerto Rico Electric Power Authority Power Revenue
   Series DD (FSA) 4.50% 7/1/19 .....................   1,800,000      1,708,812
                                                                      ----------
                                                                       3,287,267
                                                                      ----------
*PRE-REFUNDED BONDS - 21.25%
Chemeketa Community College (FGIC)
   5.80% 6/1/12-06 ..................................   1,500,000      1,662,390
Eugene Electric Revenue Series C (MBIA)
   5.80% 8/1/22-04 ..................................   1,250,000      1,377,250
Lane County School District #19 (MBIA)
   6.30% 10/15/14-04 ................................     500,000        565,750
Multnomah County School District #39 Corbett
   (MBIA) 6.00% 12/1/13-04 ..........................     500,000        553,285
Portland Sewer System Revenue (FSA)
   6.25% 6/1/15-04 ..................................   1,000,000      1,122,350
Umatilla Pendleton School District (AMBAC)
   #016R 6.00% 7/1/14-04 ............................     500,000        555,465
Washington County Education Service (MBIA)
   7.10% 6/1/25-05 ..................................     700,000        824,845
                                                                      ----------
                                                                       6,661,335
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 6.69%
Portland Airport Revenue for Portland
   International Airport (FGIC) 5.625% 7/1/26 .......   2,000,000      2,095,980
                                                                      ----------
                                                                       2,095,980
                                                                      ----------
WATER & SEWER REVENUE BONDS - 10.23%
Beaverton Water Revenue (FSA)
   6.125% 6/1/14 ....................................     500,000        545,090
Klamath Falls Water Revenue (FSA)
   6.10% 6/1/14 .....................................     500,000        548,185
Salem Water & Sewer Revenue (MBIA)
   5.50% 6/1/14 .....................................   1,000,000      1,054,670
Salem Water & Sewer Revenue (MBIA)
   5.625% 6/1/16 ....................................   1,000,000      1,057,390
                                                                      ----------
                                                                       3,205,335
                                                                      ----------
Total Municipal Bonds (cost $28,127,474)                              30,704,491
                                                                      ----------

                                                         NUMBER
                                                        OF SHARES
                                                       ----------
SHORT-TERM INVESTMENTS - 0.42%
Norwest Advantage Municipal Money Market Fund .......     131,417        131,417
                                                                      ----------
Total Short-Term Investments (cost $131,417) ........                    131,417
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $28,258,891) - 98.37% ..................................   $30,835,908
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.63% .........       510,427
                                                                    -----------
NET ASSETS APPLICABLE TO 3,005,388 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................   $31,346,335
                                                                    ===========

NET ASSET VALUE - TAX-FREE OREGON INSURED FUND A CLASS
   ($24,336,373 / 2,333,496 SHARES) ...................................  $10.43
                                                                         ======
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND B CLASS
   ($6,011,134 / 576,212 SHARES) ......................................  $10.43
                                                                         ======
NET ASSET VALUE - TAX-FREE OREGON INSURED FUND C CLASS
   ($998,828 / 95,680 SHARES) .........................................  $10.44
                                                                         ======

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, unlimited shares authorized to the
   Tax-Free Oregon Insured Fund .................................   $29,381,429
Accumulated net realized loss on investments ....................      (612,111)
Net unrealized appreciation of investments ......................     2,577,017
                                                                    -----------
Total net assets ................................................   $31,346,335
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
----------------------
Summary of Abbreviations:
   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FSA - Insured by Financial Security Assurance
    GNMA - Insured by the Government National Mortgage Association
    MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE OREGON INSURED FUND A CLASS
Net asset value A Class (A) ...........................................   $10.43
Sales charge (3.75% of offering price or 3.93%
   of amount invested per share) (B) ..................................     0.41
                                                                          ------
Offering price ........................................................   $10.84
                                                                          ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for tax-exempt income 29

VOYAGEUR INVESTMENT TRUST
DELAWARE-VOYAGEUR TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       ----------     ----------

MUNICIPAL BONDS - 97.42%
GENERAL OBLIGATION BONDS - 16.67%
Benton County Independent School District #116
   (FGIC) 5.80% 12/1/10 .............................    $100,000       $109,505
Bothell (AMBAC) 5.70% 12/1/10 .......................      75,000         81,132
Clark County School District #114 (FGIC)
   6.00% 12/1/11 ....................................      75,000         82,126
Kent Washington Series A (MBIA)
   6.00% 12/1/16 ....................................     100,000        110,855
King County Kent School District #415 (MBIA)
   5.55% 12/1/11 ....................................      75,000         83,184
Snohomish County (MBIA) 5.90% 12/1/15 ...............      75,000         79,982
Washington State Series 93A Utility General
   Obligation (FGIC) 5.75% 10/1/17 ..................     100,000        105,697
                                                                       ---------
                                                                         652,481
                                                                       ---------
HIGHER EDUCATION REVENUE BONDS - 14.99%
Washington Higher Education Pacific Lutheran
   College (Connie Lee) 5.70% 11/1/26 ...............     200,000        212,836
Washington State Higher Educational Facilities
   Seattle University Project (AMBAC)
   5.20% 5/1/28 .....................................     150,000        152,267
Washington State University Housing & Dining
   System (MBIA) 6.375% 10/1/18 .....................     200,000        221,264
                                                                       ---------
                                                                         586,367
                                                                       ---------
HOSPITAL REVENUE BONDS - 17.31%
University Of Washington Medical Center (FSA)
   6.30% 8/15/14 ....................................     200,000        221,794
Washington State Health Care Facilities Authority
   Revenue Multicare Health Systems
   5.00% 8/15/22 ....................................     150,000        147,935
Washington State Health Care Facilities Authority
   Revenue Swedish Health Systems (AMBAC)
   5.25% 11/15/26 ...................................     100,000        100,709
Washington State Health Care Facility Authority
   Revenue Yakima Valley Memorial Hospital
   (Connie Lee) 5.25% 12/1/20 .......................     100,000        101,257
Washington State Health Care Facility Authority
   Revenue Peace Health (MBIA)
   5.625% 11/15/15 ..................................     100,000        105,841
                                                                       ---------
                                                                         677,536
                                                                       ---------
HOUSING REVENUE BONDS - 23.60%
King County, Washington Housing Authority -
   Fred Lind Manor Project-A (GNMA)
   6.672% 6/20/32 ...................................     200,000        222,450
Kitsap County Housing (GNMA) 7.10% 2/20/36 ..........     200,000        230,114
Washington State Housing Finance
   Commonwealth Multifamily Mortgage
   Revenue A (GNMA) 6.00% 7/1/30 ....................      60,000         64,097
Washington State Housing Finance - Single Family
   Series 2 A (GNMA) (AMT) 6.30% 12/1/27 ............     180,000        193,514

                                                        PRINCIPAL       MARKET
                                                         AMOUNT          VALUE
                                                       ----------     ----------


MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Washington State Housing Single Family Mortgage
   Revenue (GNMA) 6.20% 12/1/22 .....................    $200,000     $  213,415
                                                                      ----------
                                                                         923,590
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE
   Bonds - 2.11%
University Of Washington Parking Revenue
   (AMBAC) 6.125% 11/1/14 ...........................      75,000         82,544
                                                                      ----------
                                                                          82,544
                                                                      ----------
POWER AUTHORITY REVENUE BONDS - 8.17%
Grant County Public Utility District #2 Wanapum
   (MBIA) 5.875% 1/1/26 .............................     100,000        106,068
Kittitas County Public Utility District #1 (MBIA)
   5.80% 12/1/20 ....................................     100,000        106,175
Washington State Public Power #1 (MBIA)
   5.75% 7/1/12 .....................................     100,000        107,610
                                                                      ----------
                                                                         319,853
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 5.12%
Port Seattle, Washington Passenger Facilities
   Charge Revenue Series A 5.00% 12/1/23 ............     150,000        148,925
Port Tacoma, Washington (AMBAC)
   5.30% 12/1/17 ....................................      50,000         51,282
                                                                      ----------
                                                                         200,207
                                                                      ----------
WATER & SEWER REVENUE BONDS - 9.45%
Covington Water & Sewer Revenue (AMBAC)
   6.00% 3/1/15 .....................................      75,000         80,707
Olympia Washington Water & Sewer (FGIC)
   5.125% 11/1/17 ...................................     100,000        101,860
Seattle Metropolitan Sewer Revenue (FGIC)
   5.70% 1/1/14 .....................................      75,000         79,340
Vancouver Water & Sewer Revenue (FGIC)
   6.00% 6/1/16 .....................................     100,000        108,031
                                                                      ----------
                                                                         369,938
                                                                      ----------
Total Municipal Bonds (cost $3,534,349)                                3,812,516
                                                                      ----------

                                                         NUMBER
                                                       OF SHARES
                                                       ----------
SHORT-TERM INVESTMENTS - 1.33%
Norwest Advantage Municipal Money Market Fund .......      51,877         51,877
                                                                      ----------
Total Short-Term Investments (cost $51,877) .......................       51,877
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES OWNED
   (COST $3,586,226 ) - 98.75 % ...................................   $3,864,393
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.25% ...........       48,891
                                                                      ----------
NET ASSETS APPLICABLE TO 358,811 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ........................   $3,913,284
                                                                      ==========

30 for tax-exempt income

TAX-FREE WASHINGTON INSURED FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND A CLASS
   ($2,325,530 / 213,340 SHARES) ..................................       $10.90
                                                                          ======
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND B CLASS
   ($1,303,620 / 119,423 SHARES) ..................................       $10.92
                                                                          ======
NET ASSET VALUE - TAX-FREE WASHINGTON INSURED FUND C CLASS
   ($284,134 / 26,048 SHARES) .....................................       $10.91
                                                                          ======

COMPONENTS OF NET ASSETS AT AUGUST 31,1998:
Common stock, $0.01 par value, unlimited shares authorized
   to the Tax-Free Washington Insured Fund ........................  $3,715,857
Accumulated net realized loss on investments ......................     (80,740)
Net unrealized appreciation of investments ........................     278,167
                                                                     ----------
Total net assets ..................................................  $3,913,284
                                                                     ==========
----------------------
Summary of Abbreviations:
        AMBAC - Insured by the AMBAC Indemnity Corporation
          AMT - Alternative Minimum Tax
   Connie Lee - Insured by the College Construction Insurance Association
         FGIC - Insured by the Financial Guaranty Insurance Company
          FSA - Insured by Financial Security Assurance
         GNMA - Insured by the Government National Mortgage Association
         MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WASHINGTON INSURED FUND A CLASS
Net asset value A Class (A) ..........................................   $10.90
Sales charge (3.75% of offering price or 3.85%
   of amount invested per share) (B) .................................     0.42
                                                                         ------
Offering price .......................................................   $11.32
                                                                         ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR MUTUAL FUNDS, INC.
DELAWARE-VOYAGEUR TAX-FREE WISCONSIN FUND
STATEMENT OF NET ASSETS
AUGUST 31, 1998
--------------------------------------------------------------------------------
                                                       PRINCIPAL         MARKET
                                                         AMOUNT          VALUE
                                                       ----------     ----------

MUNICIPAL BONDS - 98.91%
GENERAL OBLIGATION BONDS - 3.61%
Puerto Rico Commonwealth Public Improvement
   4.50% 7/1/23 .....................................  $1,500,000     $1,385,895
                                                                      ----------
                                                                       1,385,895
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 2.22%
Madison Community Development Authority
   Revenue - Edgewood College 6.25% 4/1/14 ..........     500,000        532,725
Puerto Rico Educational Facility Revenue -
   Polytechnic University 6.50% 8/1/24 ..............     290,000        317,904
                                                                      ----------
                                                                         850,629
                                                                      ----------
HOSPITAL REVENUE BONDS - 2.61%
Kaukauna Housing Authority Revenue -
   St. Paul Home Inc. 6.10% 9/1/07 ..................     200,000        206,540
Puerto Rico Industrial Tourist Educational
   Medical & Environmental Control Facilities
   (Hospital Auxilio Mutuo Project -Series A)
   5.50% 7/1/17 .....................................     500,000        530,990
Superior Redevelopment Authority Revenue -
   Superior Memorial Hospital (FHA)
   5.80% 5/1/10 .....................................     250,000        263,438
                                                                      ----------
                                                                       1,000,968
                                                                      ----------
HOUSING REVENUE BONDS - 30.42%
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project
   5.85% 7/1/11 .....................................     125,000        131,076
Dane County Multifamily Housing Revenue -
   Forest Harbor Apartment Project
   5.90% 7/1/12 .....................................     125,000        130,296
Grant County Wisconsin Housing Authority
   Revenue Refunding - Housing -
   Orchard Manor 5.35% 7/1/26 .......................   1,000,000      1,007,520
Green Bay Wisconsin Housing Authority Multifamily
   Housing Revenue - Moraine Limited -
   Series A (FHA) 6.15% 12/1/30 .....................   2,500,000      2,683,975
La Crosse Housing Authority Washburn Project
   6.375% 10/1/16 ...................................     100,000        104,787
La Crosse Housing Authority Washburn Project
   6.50% 10/1/26 ....................................     250,000        260,873
Milwaukee Redevelopment Authority Multifamily
   6.30% 8/1/38 .....................................   1,455,000      1,545,530
New Berlin Multifamily Housing Authority Revenue
   7.125% 5/1/24 ....................................     500,000        535,380
Puerto Rico Housing Authority Single Family
   Mortgage Revenue 6.85% 10/15/23 ..................     625,000        665,856
Puerto Rico Housing Bank and Finance Agency
   (GNMA) 6.25% 4/1/29 ..............................     995,000      1,065,794
Superior Housing Authority - St. Francis Project
   (GNMA) 6.00% 1/20/22 .............................     565,000        591,278
Superior Housing Authority - St. Francis Project
   (GNMA) 6.15% 7/20/31 .............................     835,000        871,982
                                                        for tax-exempt income 31

TAX-FREE WISCONSIN FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                       PRINCIPAL        MARKET
                                                         AMOUNT         VALUE
                                                       ----------     ----------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Waukesha Wisconsin Housing Westgrove Wood
   Project (GNMA) 6.00% 12/1/31                        $1,500,000     $1,593,015
Wauwatosa Multifamily Housing Revenue -
   Harwood Place, Inc. 5.75% 12/1/08                      480,000        491,962
                                                                      ----------
                                                                      11,679,324
                                                                      ----------
INDUSTRIAL DEVELOPMENT REVENUE
   BONDS - 16.50%
Hartford Community Development Authority Lease
   Revenue 6.15% 12/1/09 ............................     240,000        260,107
Milwaukee Redevelopment Authority Revenue -
   Goodwill Industries, Inc. 6.35% 10/1/09 ..........   2,000,000      2,110,580
Omro Community Development Authority
   5.875% 12/1/11 ...................................     300,000        322,350
Puerto Rico Commonwealth Industrial
   Development General Purpose Revenue
   Series B 5.375% 7/1/16 ...........................   1,000,000      1,034,370
Puerto Rico Industrial Medical Environmental
   Revenue - PepsiCo Project 6.25% 11/15/13 .........   1,100,000      1,212,277
Two Rivers Community Development Authority
   Revenue Architectural Forest Products
   6.35% 12/15/12 ...................................     250,000        257,895
West Allis Community Development Authority
   Revenue - Poblocki Investments, Ltd.
   5.90% 5/1/03 .....................................   1,080,000      1,136,884
                                                                      ----------
                                                                       6,334,463
                                                                      ----------
LEASE/CERTIFICATES OF PARTICIPATION - 14.66%
Cudahy Community Development Authority Revenue
   6.00% 6/1/11 .....................................   1,000,000      1,073,360
De Forest Redevelopment Lease Revenue
   6.25% 2/1/18 .....................................   1,000,000      1,064,470
Little Chute Community Development Lease
   Revenue 5.625% 3/1/19 ............................     680,000        716,271
Madison Community Development Authority,
   Monona Terrace Community Project
   5.80% 3/1/05 .....................................     125,000        135,895
Madison Community Development Authority,
   Monona Terrace Community Project
   5.90% 3/1/06 .....................................     365,000        397,788
Madison Community Development Authority,
   Monona Terrace Community Project
   6.10% 3/1/10 .....................................   1,500,000      1,638,270
Redgranite Wisconsin Community Development
   Authority Revenue 5.85% 3/1/18 ...................     605,000        604,298
                                                                      ----------
                                                                       5,630,352
                                                                      ----------
*PRE-REFUNDED/ESCROWED TO MATURITY
   Bonds - 8.01%
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue (MBIA)
   5.80% 12/15/26-07 ................................   1,000,000      1,063,180
Virgin Islands Public Finance Authority (Escrowed
   to maturity) 7.30% 10/1/18 .......................     700,000        896,112

                                                       PRINCIPAL        MARKET
                                                        AMOUNT          VALUE
                                                       ----------     ----------

MUNICIPAL BONDS (CONTINUED)
PRE-REFUNDED/ESCROWED TO MATURITY
   BONDS (CONTINUED)
Wisconsin Housing Finance Authority (FHA)
   6.10% 6/1/21-17 ..................................  $1,000,000    $ 1,114,910
                                                                     -----------
                                                                       3,074,202
                                                                     -----------
POWER AUTHORITY REVENUE BONDS - 5.33%
Puerto Rico Electric Power Authority Series EE
   4.75% 7/1/24 .....................................     500,000        478,455
Puerto Rico Electric Power Authority Revenue
   Series U 6.00% 7/1/14 ............................   1,450,000      1,569,451
                                                                     -----------
                                                                       2,047,906
                                                                     -----------
Special Utility Revenue Bonds - 0.78%
Puerto Rico Telephone Authority Revenue
   5.75% 1/1/11 .....................................     285,000        300,957
                                                                     -----------
                                                                         300,957
                                                                     -----------
OTHER REVENUE BONDS - 14.77%
Puerto Rico Municipal Finance Authority (FSA)
   6.00% 7/1/14 .....................................   1,800,000      1,970,370
Southeast Wisconsin Professional Baseball Park
   District Lease Certificates Zero Coupon (MBIA)
   0.00% 12/15/15 ...................................   1,000,000        428,060
Southeast Wisconsin Professional Baseball Park
   District Sales Revenue Zero Coupon (MBIA)
   0.00% 12/15/16 ...................................   1,115,000        452,813
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon (MBIA)
   0.00% 12/15/24 ...................................   1,500,000        393,150
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon (MBIA)
   0.00% 12/15/25 ...................................   1,250,000        311,350
Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Zero Coupon (MBIA)
   0.00% 12/15/28 ...................................   6,250,000      1,336,125
Virgin Islands Public Finance Authority Revenue
   Sub Lien Funded Loan Notes Series E
   5.875% 10/1/18 ...................................     750,000        777,225
                                                                     -----------
                                                                       5,669,093
                                                                     -----------
Total Municipal Bonds (cost $35,628,715) ............                 37,973,789
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.91%
   (COST $35,628,715) ...........................................    $37,973,789
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.09% .........        419,098
                                                                    ------------
NET ASSETS APPLICABLE TO 3,808,605 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ......................    $38,392,887
                                                                    ============

NET ASSET VALUE - TAX-FREE WISCONSIN FUND A CLASS
   ($34,488,853 / 3,421,443 SHARES) ...................................   $10.08
                                                                          ======
NET ASSET VALUE - TAX-FREE WISCONSIN FUND B CLASS
   ($2,621,506 / 260,288 SHARES) ......................................   $10.07
                                                                          ======
NET ASSET VALUE - TAX-FREE WISCONSIN FUND C CLASS
   ($1,282,528 / 126,874 SHARES) ......................................   $10.11
                                                                          ======

32 for tax-exempt income

TAX-FREE WISCONSIN FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

COMPONENTS OF NET ASSETS AT AUGUST 31, 1998:
Common stock, $0.01 par value, 100,000,000,000 shares
   authorized to the Fund with 10,000,000,000 shares
   allocated to Tax-Free Wisconsin Fund A Class,
   10,000,000,000 shares allocated to Tax-Free
   Wisconsin Fund B Class, and 10,000,000,000 shares
   allocated to Tax-Free Wisconsin Fund C Class ..................  $36,541,874
Accumulated net realized loss on investments .....................     (494,061)
Net unrealized appreciation of investments .......................    2,345,074
                                                                    -----------
Total net assets .................................................  $38,392,887
                                                                    ===========
----------------------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

----------------------
Summary of Abbreviations:
    FHA - Insured by the Federal Housing Authority
    FSA - Insured by Financial Security Assurance
   GNMA - Insured by the Government National Mortgage Association
   MBIA - Insured by the Municipal Bond Insurance Association

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-FREE WISCONSIN FUND A CLASS
Net asset value A Class (A) ...........................................  $10.08
Sales charge (3.75% of offering price or
3.87% of amount invested
   per share) (B) .....................................................    0.39
                                                                         ------
Offering price                                                           $10.47
                                                                         ======

----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                            VOYAGEUR MUTUAL FUNDS, INC.
                                                                    TAX-FREE IDAHO FUND        TAX-FREE IOWA FUND
                                                                --------------------------  ------------------------
                                                                 EIGHT MONTHS   YEAR ENDED  EIGHT MONTHS  YEAR ENDED
                                                                ENDED 8/31/98    12/31/97   ENDED 8/31/98  12/31/97
INVESTMENT INCOME:
Interest ..................................................        $1,706,559   $2,212,600  $1,533,487   $2,301,953
                                                                   ----------   ----------  ----------   ----------
EXPENSES:
Management fees ...........................................           152,524      188,904     143,522      207,954
Distribution expense ......................................           118,490      137,525      93,393       93,563
Dividend disbursing and transfer agent
   fees and expenses ......................................            27,978       38,638      26,872       58,042
Registration fees .........................................             5,950        7,714       2,848        8,536
Reports and statements to shareholders ....................             6,289       13,771      13,504       23,714
Accounting and administration .............................            11,960       14,686      10,624       15,658
Professional fees .........................................             9,574       13,461      11,640       12,191
Custodian fees ............................................             2,931        8,180       1,221        8,655
Taxes (other than taxes on income) ........................             2,500        2,914       4,800           --
Directors' fees ...........................................               787        1,423         880        1,333
Other .....................................................             9,352        1,902      16,266           --
                                                                   ----------   ----------  ----------   ----------
                                                                      348,335      429,118     325,570      429,646
Less expenses absorbed or waived ..........................           (20,369)     (56,965)    (27,979)     (23,043)
                                                                   ----------   ----------  ----------   ----------
Total operating expenses ..................................           327,966      372,153     297,591      406,603
Interest expense ..........................................             4,488           --          --           --
                                                                   ----------   ----------  ----------   ----------
Total expenses                                                        332,454      372,153     297,591      406,603
                                                                   ----------   ----------  ----------   ----------

NET INVESTMENT INCOME .....................................         1,374,105    1,840,447   1,235,896    1,895,350
                                                                   ----------   ----------  ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investment
     transactions .........................................           (48,367)      52,973      88,606      (58,844)
   Net change in unrealized appreciation
     of investments .......................................           530,971    1,890,831     339,009    1,936,561
                                                                   ----------   ----------  ----------   ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS: ........................................           482,604    1,943,804     427,615    1,877,717
                                                                   ----------   ----------  ----------   ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................        $1,856,709   $3,784,251  $1,663,511   $3,773,067
                                                                   ==========   ==========  ==========   ==========

                             See accompanying notes
                                                       for tax-exempt income  33
[RESTUBBED FROM TABLE ABOVE]

                                                                         VOYAGEUR INVESTMENT TRUST
                                                                                             TAX-FREE MISSOURI
                                                                  TAX-FREE KANSAS FUND          INSURED FUND
                                                                ------------------------  ------------------------
                                                                EIGHT MONTHS  YEAR ENDED  EIGHT MONTHS  YEAR ENDED
                                                                ENDED 8/31/98  12/31/97   ENDED 8/31/98  12/31/97
INVESTMENT INCOME:
Interest ..................................................      $576,661     $761,738    $2,184,600   $3,411,170
                                                                 --------     --------    ----------   ----------
EXPENSES:
Management fees ...........................................        51,288       66,097       196,563      298,156
Distribution expense ......................................        44,667       49,017       155,872      171,681
Dividend disbursing and transfer agent
   fees and expenses ......................................        11,022       16,068        35,285       66,505
Registration fees .........................................           171        1,943           420        4,061
Reports and statements to shareholders ....................         2,085        5,249        17,010       19,723
Accounting and administration .............................         4,011        5,065        15,850       20,879
Professional fees .........................................           931       13,671        11,050       16,912
Custodian fees ............................................         1,000        1,839         5,037       37,647
Taxes (other than taxes on income) ........................            --           --        14,600           --
Directors' fees ...........................................           430          723         1,000        1,702
Other .....................................................         4,517           --         2,393           --
                                                                 --------     --------    ----------   ----------
                                                                  120,122      159,672       455,080      637,266
Less expenses absorbed or waived ..........................       (10,135)     (25,092)      (39,747)     (14,788)
                                                                 --------     --------    ----------   ----------
Total operating expenses ..................................       109,987      134,580       415,333      622,478
Interest expense ..........................................            --           --         3,657           --
                                                                 --------     --------    ----------   ----------
Total expenses                                                    109,987      134,580       418,990      622,478
                                                                 --------     --------    ----------   ----------

NET INVESTMENT INCOME .....................................       466,674      627,158     1,765,610    2,788,692
                                                                 --------     --------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investment
     transactions .........................................       119,598      127,741       155,408      176,623
   Net change in unrealized appreciation
     of investments .......................................        42,397      513,267       179,094    2,344,920
                                                                 --------     --------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS: ........................................       161,995      641,008       334,502    2,521,543
                                                                 --------     --------    ----------   ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ........................................      $628,669   $1,268,166    $2,100,112   $5,310,235
                                                                 ========   ==========    ==========   ==========


34  for tax-exempt income



STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                    VOYAGEUR TAX-FREE FUNDS, INC.  VOYAGEUR INVESTMENT TRUST
                                                     TAX-FREE NORTH DAKOTA FUND   TAX-FREE OREGON INSURED FUND
                                                    ----------------------------  ----------------------------
                                                      EIGHT MONTHS   YEAR ENDED   EIGHT MONTHS   YEAR ENDED
                                                      ENDED 8/31/98   12/31/97    ENDED 8/31/98   12/31/97
INVESTMENT INCOME:
Interest ........................................       $1,231,724   $1,929,936     $1,072,784   $1,503,451
                                                        ----------   ----------     ----------   ----------
EXPENSES:
Management fees .................................          105,393      161,371        100,177      135,068
Distribution expense ............................           64,372       46,069         86,285       91,688
Dividend disbursing and transfer agent fees
   and expenses .................................           25,879       46,799         19,634       31,843
Registration fees ...............................            3,176        4,211          4,150        1,146
Reports and statements to shareholders ..........           12,987       18,649          5,801       11,186
Accounting and administration ...................            7,938       13,648          7,875       10,428
Professional fees ...............................            7,658       17,173          1,570        9,662
Custodian fees ..................................            3,818       11,145          3,446        2,087
Taxes (other than taxes on income)                           3,200        3,190          1,074           --
Directors' fees .................................            1,955        2,573            591          916
Other ...........................................           11,661       16,370         10,588           --
                                                        ----------   ----------     ----------   ----------
                                                           248,037      341,198        241,191      294,024
Less expenses absorbed or waived ................          (31,720)     (13,055)       (64,153)     (61,673)
                                                        ----------   ----------     ----------   ----------
Total operating expenses ........................          216,317      328,143        177,038      232,351
                                                        ----------   ----------     ----------   ----------
Total expenses ..................................          216,317      328,143        177,038      232,351
                                                        ----------   ----------     ----------   ----------

NNET INVESTMENT INCOME ..........................        1,015,407    1,601,793        895,746    1,271,100
                                                        ----------   ----------     ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investment
     transactions ...............................          151,151      416,818        (11,500)      17,126
   Net change in unrealized appreciation of
     investments ................................          154,096      880,044        368,882    1,188,556
                                                        ----------   ----------     ----------   ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:...............................          305,247    1,296,862        357,382    1,205,682
                                                        ----------   ----------     ----------   ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................       $1,320,654   $2,898,655     $1,253,128   $2,476,782
                                                        ==========   ==========     ==========   ==========



                             See accompanying notes

[RESTUBBED FROM TABLE ABOVE]


                                                     VOYAGEUR INVESTMENT TRUST
                                                         TAX-FREE WASHINGTON      VOYAGEUR MUTUAL FUNDS, INC.
                                                            INSURED FUND            TAX-FREE WISCONSIN FUND
                                                     --------------------------   ----------------------------
                                                     EIGHT MONTHS   YEAR ENDED    EIGHT MONTHS     YEAR ENDED
                                                     ENDED 8/31/98    12/31/97    ENDED 8/31/98     12/31/97
INVESTMENT INCOME:
Interest ........................................     $131,262       $177,083       $1,360,851     $1,715,466
                                                      --------       --------       ----------     ----------
EXPENSES:
Management fees .................................       12,090         15,461          123,329        148,926
Distribution expense ............................       11,199         11,022           78,270         77,376
Dividend disbursing and transfer agent fees
   and expenses .................................        5,232          7,581           20,108         34,328
Registration fees ...............................        1,100          1,478            3,008          9,639
Reports and statements to shareholders ..........        4,824          7,236            8,861         22,197
Accounting and administration ...................          840          1,311            9,771         11,345
Professional fees ...............................          832          1,437            9,299         14,090
Custodian fees ..................................          990          2,178            2,669         17,034
Taxes (other than taxes on income)                         330             --            1,975             --
Directors' fees .................................          313            522              678          1,086
Other ...........................................          992             --           13,428             --
                                                      --------       --------       ----------     ----------
                                                        38,742         48,226          271,396        336,021
Less expenses absorbed or waived ................      (20,276)       (27,554)          (9,633)       (23,481)
                                                      --------       --------       ----------     ----------
Total operating expenses ........................       18,466         20,672          261,763        312,540
                                                      --------       --------       ----------     ----------
Total expenses ..................................       18,466         20,672          261,763        312,540
                                                      --------       --------       ----------     ----------

NNET INVESTMENT INCOME ..........................      112,796        156,411        1,099,088      1,402,926
                                                      --------       --------       ----------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investment
     transactions ...............................           --             38          (55,924)       190,944
   Net change in unrealized appreciation of
     investments ................................       45,476        141,117          352,874      1,023,956
                                                      --------       --------       ----------     ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:...............................       45,476        141,155          296,950      1,214,900
                                                      --------       --------       ----------     ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................     $158,272       $297,566       $1,396,038     $2,617,826
                                                      ========       ========       ==========     ==========

                                                       for tax-exempt income  35



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          VOYAGEUR MUTUAL FUNDS, INC.              VOYAGEUR MUTUAL FUNDS, INC.
                                                             TAX-FREE IDAHO FUND                       TAX-FREE IOWA FUND
                                                      -------------------------------------  --------------------------------------
                                                      EIGHT MONTHS   YEAR ENDED  YEAR ENDED  EIGHT MONTHS   YEAR ENDED   YEAR ENDED
                                                      ENDED 8/31/98   12/31/97    12/31/96   ENDED 8/31/98   12/31/97     12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ...............................   $1,374,105   $1,840,447  $1,366,067   $1,235,896    $1,895,350   $2,019,520
Net realized gain (loss) on investment transactions        (48,367)      52,973     (40,482)      88,606       (58,844)    (201,680)
Net change in unrealized appreciation/depreciation
   of investments ...................................      530,971    1,890,831      66,395      339,009     1,936,561     (803,926)
                                                        ----------   ----------  ----------   ----------    ----------   ----------
Net increase in net assets resulting from operations     1,856,709    3,784,251   1,391,980    1,663,511     3,773,067    1,013,914
                                                        ----------   ----------  ----------   ----------    ----------   ----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................   (1,150,721)  (1,561,674) (1,118,768)  (1,131,168)   (1,786,140)  (1,953,806)
   B Class ..........................................     (189,350)    (273,521)   (176,734)     (80,006)      (84,786)     (48,161)
   C Class ..........................................      (37,421)     (40,080)    (37,976)     (24,722)      (27,910)     (22,832)
Net realized gain on investment transactions:
   A Class ..........................................      (17,132)          --          --           --            --           --
   B Class ..........................................       (3,270)          --          --           --            --           --
   C Class ..........................................         (743)          --          --           --            --           --
                                                        ----------   ----------  ----------   ----------    ----------   ----------
                                                        (1,398,637)  (1,875,275) (1,333,478)  (1,235,896)   (1,898,836)  (2,024,799)
                                                        ----------   ----------  ----------   ----------    ----------   ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................    8,852,050    8,087,405  14,993,646    2,443,972     3,470,467    5,783,953
   B Class ..........................................    1,019,252    2,019,434   3,034,644    1,090,688     1,320,305      791,024
   C Class ..........................................      707,681      702,551     369,077      492,175       247,082      262,735
Net asset value of shares issued upon reinvestment
   of dividends from net investment income and net
   realized gain on investment transactions:
   A Class ..........................................      770,231      967,219     593,826      710,428     1,211,605    1,284,358
   B Class ..........................................      120,095      155,808      63,171       57,358        64,063       37,397
   C Class ..........................................       30,628       34,029      42,079       14,242        10,869        4,155
                                                        ----------   ----------  ----------   ----------    ----------   ----------
                                                        11,499,937   11,966,446  19,096,443    4,808,863     6,324,391    8,163,622
                                                        ----------   ----------  ----------   ----------    ----------   ----------
Cost of shares repurchased:
   A Class ..........................................   (3,937,453)  (4,493,235) (1,473,902)  (2,530,245)   (8,103,037)  (8,405,045)
   B Class ..........................................     (564,955)    (611,419)   (162,225)    (184,748)     (232,768)          --
   C Class ..........................................     (160,744)    (480,962)   (374,650)    (166,201)      (90,968)     (49,832)
                                                        ----------   ----------  ----------   ----------      ---------- ----------
                                                        (4,663,152)  (5,585,616) (2,010,777)  (2,881,194)   (8,426,773)  (8,454,877)
                                                        ----------   ----------  ----------   ----------      ---------- ----------
Increase (decrease) in net assets derived from
   capital share transactions .......................    6,836,785   6,380,830   17,085,666   1,927,669     (2,102,382)    (291,255)
                                                        ----------   ----------  ----------   ----------      ---------- ----------

NET INCREASE (DECREASE) IN NET ASSETS ...............    7,294,857    8,289,806  17,144,168    2,355,284      (228,151)  (1,302,140)

NET ASSETS:
Beginning of period .................................   41,741,018   33,451,212  16,307,044   42,124,438    42,352,589   43,654,729
                                                       -----------  ----------- -----------  -----------   -----------  -----------
End of period .......................................  $49,035,875  $41,741,018 $33,451,212  $44,479,722   $42,124,438  $42,352,589
                                                       ==========   =========== ===========  ===========   ===========  ===========


                             See accompanying notes

36  for tax-exempt income

--------------------------------------------------------------------------------

                                                         VOYAGEUR INVESTMENT TRUST                   VOYAGEUR INVESTMENT TRUST
                                                           TAX-FREE KANSAS FUND                   TAX-FREE MISSOURI INSURED FUND
                                                      --------------------------------------  -------------------------------------
                                                     EIGHT MONTHS   YEAR ENDED   YEAR ENDED  EIGHT MONTHS  YEAR ENDED  YEAR ENDED
                                                      ENDED 8/31/98   12/31/97     12/31/96   ENDED 8/31/98  12/31/97    12/31/96
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ...............................  $ 466,674     $627,158   $   584,317    $1,765,610   $2,788,692   $2,877,421
Net realized gain (loss) on investment transactions .    119,598      127,741       (75,990)      155,408      176,623     (523,769)
Net change in unrealized appreciation/depreciation
   of investments ...................................     42,397      513,267       (87,456)      179,094    2,344,920     (403,336)
                                                     -----------    ---------   -----------    ----------   ----------   ----------
Net increase in net assets resulting from operations     628,669    1,268,166       420,871     2,100,112    5,310,235    1,950,316
                                                     -----------    ---------   -----------    ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ..........................................   (364,485)    (506,768)     (513,198)   (1,467,138)  (2,362,959)  (2,454,463)
   B Class ..........................................    (99,218)    (123,076)      (68,183)     (294,147)    (458,482)    (376,995)
   C Class ..........................................     (2,853)      (4,201)       (2,305)       (4,325)      (7,784)      (5,509)
                                                     -----------    ---------   -----------    ----------   ----------   ----------
                                                        (466,556)    (634,045)     (583,686)   (1,765,610)  (2,829,225)  (2,836,967)
                                                     -----------    ---------   -----------    ----------   ----------   ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ..........................................  2,693,842    1,225,439     1,557,809     1,374,617    2,768,917    5,650,060
   B Class ..........................................    420,715      948,070     1,735,044       399,452    2,097,849    4,705,880
   C Class ..........................................     40,545       74,506        78,467        30,000      100,000      156,103
Net asset value of shares issued upon reinvestment
   of dividends from net  investment income and net
   realized gain on investment transactions:
   A Class ..........................................    187,468      297,771       276,442       758,855    1,353,277    1,297,141
   B Class ..........................................     66,415       83,728        33,834       183,416      349,671      250,807
   C Class ..........................................      2,795        4,294         2,036         2,854        5,484        3,283
                                                     -----------    ---------   -----------    ----------   ----------   ----------
                                                       3,411,780    2,633,808     3,683,632     2,749,194    6,675,198   12,063,274
                                                     -----------    ---------   -----------    ----------   ----------   ----------
Cost of shares repurchased:
   A Class .......................................... (1,121,317)  (1,511,541)   (2,165,871)   (4,032,289)  (6,861,721)  (7,034,424)
   B Class ..........................................   (280,393)    (135,792)      (50,509)     (834,476)  (1,840,881)    (655,723)
   C Class ..........................................    (26,367)     (66,004)      (30,130)     (146,282)     (42,129)     (27,281)
                                                     -----------    ---------   -----------    ----------   ----------   ----------
                                                      (1,428,077)  (1,713,337)   (2,246,510)   (5,013,047)  (8,744,731)  (7,717,428)
                                                     -----------    ---------   -----------    ----------   ----------   ----------

Increase (decrease) in net assets derived from
   capital share transactions .......................  1,983,703      920,471     1,437,122    (2,263,853)  (2,069,533)   4,345,846
                                                     -----------    ---------   -----------    ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS ...............  2,145,816    1,554,592     1,274,307    (1,929,351)     411,477    3,459,195

NET ASSETS:
Beginning of period ................................. 14,222,842   12,668,250    11,393,943    60,296,949   59,885,472   56,426,277
                                                     -----------    ---------   -----------    ----------   ----------   ----------
End of period .......................................$16,368,658  $14,222,842   $12,668,250   $58,367,598  $60,296,949  $59,885,472
                                                     ===========  ===========   ===========   ===========  ===========  ===========

                             See accompanying notes
                                                        for tax-exempt income 37

--------------------------------------------------------------------------------

                                                              VOYAGEUR TAX-FREE FUNDS, INC.        VOYAGEUR INVESTMENT TRUST
                                                               TAX-FREE NORTH DAKOTA FUND        TAX-FREE OREGON INSURED FUND
                                                       -------------------------------------  ------------------------------------
                                                         EIGHT MONTHS   YEAR ENDED YEAR ENDED EIGHT MONTHS  YEAR ENDED   YEAR ENDED
                                                        ENDED 8/31/98    12/31/97   12/31/96  ENDED 8/31/98  12/31/97     12/31/96
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ..................................  $1,015,407    $1,601,793  $1,753,300  $ 895,746   $1,271,100   $1,206,292
Net realized gain (loss) on investment transactions          151,151       416,818    (385,738)   (11,500)      17,126     (196,640)
Net change in unrealized appreciation/depreciation
  of investments .......................................     154,096       880,044     (90,482)   368,882    1,188,556     (232,512)
                                                          ----------    ----------  ----------  ---------   ----------   ----------
Net increase in net assets resulting from operations ...   1,320,654     2,898,655   1,277,080  1,253,128    2,476,782      777,140
                                                          ----------    ----------  ----------  ----------  ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .............................................    (989,212)  (1,597,868) (1,698,579)    (714,960) (1,033,966)  (1,030,533)
   B Class .............................................     (25,072)     (37,856)    (24,585)    (162,152)   (224,133)    (161,757)
   C Class .............................................      (1,123)      (1,691)       (722)     (18,634)    (17,078)      (9,989)
                                                          ----------   ----------  ----------   ----------  ----------   ----------
                                                          (1,015,407)  (1,637,415) (1,723,886)    (895,746) (1,275,177)  (1,202,279)
                                                          ----------   ----------  ----------   ----------  ----------   ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .............................................     965,629      751,084   1,894,680    4,019,856   3,728,179    4,388,724
   B Class .............................................      80,892      192,597     360,271      561,598   1,626,102    2,486,473
   C Class .............................................          --           --      28,000      507,769     164,876      278,889
Net asset value of shares issued upon reinvestment of
  dividends from net investment income and net realized
  gain on investment transactions:
   A Class .............................................     599,011     1,047,157   1,092,516      433,739     616,492     591,621
   B Class .............................................      13,030        22,504      18,141      101,024     152,794      87,855
   C Class .............................................       1,125         1,714         731       13,324      11,587       6,822
                                                          ----------    ----------  ----------   ----------  ----------  ----------
                                                           1,659,687     2,015,056   3,394,339    5,637,310   6,300,030   7,840,384
                                                          ----------    ----------  ----------   ----------  ----------  ----------
Cost of shares repurchased:
   A Class .............................................  (2,329,708)   (5,770,655) (4,927,263)  (2,465,216) (4,116,579) (5,261,339)
   B Class .............................................     (11,781)      (61,932)    (49,185)  (1,179,572)   (326,601)   (575,002)
   C Class .............................................     (12,711)       (3,000)     (8,304)     (68,006)    (25,157)   (173,467)
                                                          ----------    ----------  ----------   ----------  ----------  ----------
                                                          (2,354,200)   (5,835,587) (4,984,752)  (3,712,794) (4,468,337) (6,009,808)
                                                          ----------    ----------  ----------   ----------  ----------  ----------
Increase (decrease) in net assets derived from capital
 share transactions ....................................    (694,513)   (3,820,531) (1,590,413)   1,924,516   1,831,693   1,830,576
                                                          ----------    ----------  ----------   ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS ..................    (389,266)   (2,559,291) (2,037,219)   2,281,898   3,033,298   1,405,437

NET ASSETS:
Beginning of period ....................................  31,894,833    34,454,124  36,491,343   29,064,437  26,031,139  24,625,702
                                                         -----------   ----------- -----------  ----------- ----------- -----------
End of period .......................................... $31,505,567   $31,894,833 $34,454,124  $31,346,335 $29,064,437 $26,031,139
                                                         ===========   =========== ===========  =========== =========== ===========

                             See accompanying notes

38  for tax-exempt income

--------------------------------------------------------------------------------

                                                           VOYAGUER INVESTMENT TRUST               VOYAGUER MUTUAL FUNDS, INC.
                                                         TAX-FREE WASHINGTON INSURED FUND             TAX-FREE WISCONSIN FUND
                                                      -------------------------------------  --------------------------------------
                                                       EIGHT MONTHS   YEAR ENDED  YEAR ENDED EIGHT MONTHS   YEAR ENDED   YEAR ENDED
                                                      ENDED 8/31/98    12/31/97    12/31/96  ENDED 8/31/98   12/31/97     12/31/96
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ................................   $112,796      $156,411    $131,570    $1,099,088   $1,402,926   $1,376,191
Net realized gain (loss) on investment transactions            --            38      (2,791)      (55,924)     190,944       88,723
Net change in unrealized appreciation/depreciation
   of investments ....................................     45,476       141,117     (13,997)      352,874    1,023,956     (417,975)
                                                       ----------    ----------  ----------   -----------  -----------  -----------
Net increase in net assets resulting from operations .    158,272       297,566     114,782     1,396,038    2,617,826    1,046,939
                                                       ----------    ----------  ----------   -----------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ...........................................    (76,929)     (125,449)   (117,335)   (1,011,692)  (1,354,012)  (1,309,246)
   B Class ...........................................    (31,959)      (30,887)    (11,708)      (58,302)     (65,438)     (40,094)
   C Class ...........................................     (3,908)       (1,855)       (812)      (29,094)     (26,356)     (13,973)
                                                       ----------    ----------  ----------   -----------  -----------  -----------
                                                         (112,796)     (158,191)   (129,855)   (1,099,088)  (1,445,806)  (1,363,313)
                                                       ----------    ----------  ----------   -----------  -----------  -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ...........................................    109,476       404,281     512,363     5,662,446    7,121,843    4,977,290
   B Class ...........................................    336,594       522,233     512,470       955,955      505,833      596,712
   C Class ...........................................    230,500        46,196         947       657,033      347,276      557,261
Net asset value of shares issued upon reinvestment of
  dividends from net investment income and net realized
  gain on investment transactions:
   A Class ...........................................     35,377        63,054      54,645       515,403      758,408      758,119
   B Class ...........................................     18,593        19,999       5,371        33,882       42,097       25,436
   C Class ...........................................      2,988           913          --        25,500       24,405       11,846
                                                       ----------    ----------  ----------   -----------  -----------  -----------
                                                          733,528     1,056,676   1,085,796     7,850,219    8,799,862    6,926,664
                                                       ----------    ----------  ----------   -----------  -----------  -----------
Cost of shares repurchased:
   A Class ...........................................   (219,070)     (577,974)   (260,676)   (2,836,280)  (6,376,585)  (3,573,034)
   B Class ...........................................    (29,422)     (131,521)    (26,026)     (318,684)     (20,571)      (4,141)
   C Class ...........................................    (21,200)           --          --       (98,592)    (262,082)     (92,971)
                                                       ----------    ----------  ----------   -----------  -----------  -----------
                                                         (269,692)     (709,495)   (286,702)   (3,253,556)  (6,659,238)  (3,670,146)
                                                       ----------    ----------  ----------   -----------  -----------  -----------
Increase in net assets derived from capital share
  transactions .......................................    463,836       347,181     799,094     4,596,663    2,140,624    3,256,518
                                                       ----------    ----------  ----------   -----------  -----------  -----------

NET INCREASE IN NET ASSETS ...........................    509,312       486,556     784,021     4,893,613    3,312,644    2,940,144

NET ASSETS:
Beginning of period ..................................  3,403,972     2,917,416   2,133,395    33,499,274   30,186,630   27,246,486
                                                       ----------    ----------  ----------   -----------  -----------  -----------
End of period ........................................ $3,913,284    $3,403,972  $2,917,416   $38,392,887  $33,499,274  $30,186,630
                                                       ==========    ==========  ==========   ===========  ===========  ===========

                             See accompanying notes
                                                        for tax-exempt income 39



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                           VOYAGEUR MUTUAL FUNDS, INC.
                                                                                          TAX-FREE IDAHO FUND -- CLASS A
                                                                           ---------------------------------------------------------
                                                                           EIGHT MONTHS       YEAR         YEAR           PERIOD
                                                                              ENDED          ENDED        ENDED        1/4/95(3) TO
                                                                           8/31/98(1)       12/31/97(2)   12/31/96       12/31/95
Net asset value, beginning of period ....................................    $11.450         $10.910      $11.020         $10.000

Income from investment operations:
   Net investment income ................................................      0.356          0.551         0.580          0.600
   Net realized and unrealized gain (loss) on investments ...............      0.115          0.552        (0.120)         1.100
                                                                             -------       -------        -------        -------
Total from investment operations ........................................      0.471          1.103         0.460          1.700
                                                                             -------       -------        -------        -------
Less dividends and distributions:
   Dividends from net investment income .................................     (0.356)        (0.563)       (0.570)        (0.600)
   Distributions from net realized gain on investment transactions ......     (0.005)           --             --         (0.080)
                                                                             -------       -------        -------        -------
   Total dividends and distributions ....................................     (0.361)        (0.563)       (0.570)        (0.680)
                                                                             -------       -------        -------        -------
Net asset value, end of period ..........................................    $11.560        $11.450       $10.910        $11.020
                                                                             =======        =======       =======        =======
Total return(4) .........................................................       4.19%         10.41%         4.36%         17.48%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............................    $39,843       $33,788        $27,684        $13,540
   Ratio of expenses to average net assets ..............................       0.95%         0.87%          0.60%          0.26%(5)
   Ratio of expenses to average net assets prior to expense limitation ..       1.02%         1.02%          1.10%          1.25%(5)
   Ratio of net investment income to average net assets .................       4.65%         4.98%          5.29%          5.24%(5)
   Ratio of net investment income to average net assets prior to expense
      limitation ........................................................       4.58%         4.83%          4.79%          4.25%(5)
   Portfolio turnover ...................................................          8%           19%            35%            42%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.


                             See accompanying notes

40 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR MUTUAL FUNDS, INC.
                                                                                       TAX-FREE IDAHO FUND -- CLASS B
                                                                             ------------------------------------------------------
                                                                             EIGHT MONTHS      YEAR          YEAR        PERIOD
                                                                                 ENDED        ENDED          ENDED     3/16/95(3)
                                                                              8/31/98(1)    12/31/97(2)    12/31/96   TO 12/31/9(5)
Net asset value, beginning of period ......................................     $11.440      $10.890       $11.010      $10.500

Income from investment operations:
   Net investment income ..................................................       0.298        0.487         0.520        0.420
   Net realized and unrealized gain (loss) on investments .................       0.117        0.560        (0.130)       0.590
                                                                                -------       -------        ------     -------
Total from investment operations ..........................................       0.415        1.047         0.390        1.010
                                                                                -------       -------        ------     -------
Less dividends and distributions:
   Dividends from net investment income ...................................      (0.300)      (0.497)       (0.510)      (0.420)
   Distributions from net realized gain on investment transactions ........      (0.005)       --             --         (0.080)
                                                                                -------       -------      -------      -------
Total dividends and distributions .........................................      (0.305)       (0.497)      (0.510)      (0.500)
                                                                                -------       -------      -------      -------
Net asset value, end of period ............................................     $11.550       $11.440      $10.890      $11.010
                                                                                =======       =======      =======      =======
Total return(4)............................................................        3.68%         9.87%        3.75%        9.86%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................................      $7,474        $6,827        $4,945       $1,977
   Ratio of expenses to average net assets ................................        1.70%         1.46%         1.11%        0.79%(5)
   Ratio of expenses to average net assets prior to
       expense limitation .................................................        1.77%         1.61%         1.85%        1.90%(5)
   Ratio of net investment income to average net assets ...................        3.90%         4.39%         4.78%        4.68%(5)
   Ratio of net investment income to average net assets prior to
       expense limitation .................................................        3.83%         4.24%         4.04%        3.57%(5)
   Portfolio turnover .....................................................           8%           19%           35%          42%

---------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes

[TABLE RESTUBBED FOR ABOVE]

                                                                                            VOYAGEUR MUTUAL FUNDS, INC.
                                                                                          TAX-FREE IDAHO FUND -- CLASS C
                                                                               -----------------------------------------------------
                                                                               EIGHT MONTHS       YEAR        YEAR        PERIOD
                                                                                   ENDED          ENDED       ENDED    1/11/95(3) TO
                                                                                 8/31/98(1)    12/31/97(2)  12/31/96      12/31/95
 Net asset value, beginning of period ......................................      $11.430       $10.900     $11.020     $10.040

 Income from investment operations:
    Net investment income ..................................................        0.302         0.459       0.500       0.500
    Net realized and unrealized gain (loss) on investments .................        0.123         0.549      (0.130)      1.060
                                                                                  -------       -------     -------     -------
 Total from investment operations ..........................................        0.425         1.008       0.370       1.560
                                                                                  -------       -------     -------     -------
 Less dividends and distributions:
    Dividends from net investment income ...................................       (0.300)       (0.478)     (0.490)     (0.500)
    Distributions from net realized gain on investment transactions ........       (0.005)           --          --      (0.080)
                                                                                  -------       -------     -------     -------
 Total dividends and distributions .........................................       (0.305)       (0.478)     (0.490)     (0.580)
                                                                                  -------       -------     -------     -------
 Net asset value, end of period ............................................      $11.550       $11.430     $10.900     $11.020
                                                                                  =======       =======     =======     =======

 Total return(4)............................................................         3.77%         9.49%       3.48%      15.81%

 Ratios and supplemental data:
    Net assets, end of period (000 omitted) ................................      $ 1,719       $ 1,125     $   822     $   789
    Ratio of expenses to average net assets ................................         1.70%         1.62%       1.33%       1.05%(5)
    Ratio of expenses to average net assets prior to
        expense limitation .................................................         1.77%         1.77%       1.82%       2.00%(5)
    Ratio of net investment income to average net assets ...................         3.90%         4.23%       4.57%       4.48%(5)
    Ratio of net investment income to average net assets prior to
        expense limitation .................................................         3.83%         4.08%       4.08%       3.53%(5)
    Portfolio turnover .....................................................            8%           19%         35%         42%

                                                        for tax-exempt income 41
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   VOYAGEUR MUTUAL FUNDS, INC.
                                                                                  TAX-FREE IOWA FUND -- CLASS A
                                                                  ------------------------------------------------------
                                                                  EIGHT MONTHS        YEAR         YEAR         YEAR
                                                                     ENDED            ENDED        ENDED        ENDED
                                                                   8/31/98(1)      12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period                                 $10.060         $9.620        $9.830       $8.560

Income from investment operations:
   Net investment income ......................................        0.294          0.449         0.440        0.450
   Net realized and unrealized gain (loss) on investments .....        0.100          0.440        (0.210)       1.290
                                                                     -------        -------       -------      -------
   Total from investment operations ...........................        0.394          0.889         0.230        1.740
                                                                     -------        -------       -------      -------
Less dividends:
   Dividends from net investment income .......................       (0.294)        (0.449)       (0.440)      (0.470)
                                                                     -------        -------       -------      -------
   Total dividends ............................................       (0.294)        (0.449)       (0.440)      (0.470)
                                                                     -------        -------       -------      -------
Net asset value, end of period ................................      $10.160        $10.060        $9.620       $9.830
                                                                     =======        =======       =======      =======
Total return(3) ...............................................         3.98%          9.49%         2.56%       20.80%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................      $39,345        $38,343       $40,037      $42,374
   Ratio of expenses to average net assets ....................         0.96%          0.91%         0.92%        0.72%
   Ratio of expenses to average net assets prior to
      expense limitation ......................................         1.06%          0.97%         1.06%       1.06%
   Ratio of net investment income to average net assets .......         4.38%          4.62%         4.68%       4.88%
   Ratio of net investment income to average net assets
      prior to expense limitation .............................         4.28%          4.56%         4.54%       4.54%
   Portfolio turnover .........................................           13%            14%           14%         21%

[RESTUBBED TABLE FROM ABOVE]

                                                                     VOYAGEUR MUTUAL FUNDS, INC.
                                                                    TAX-FREE IOWA FUND -- CLASS A
                                                                  --------------------------------
                                                                       FOUR MONTHS      YEAR
                                                                          ENDED         ENDED
                                                                        12/31/94       8/31/94
Net asset value, beginning of period                                     $9.260        $10.000

Income from investment operations:
   Net investment income ......................................           0.170          0.490
   Net realized and unrealized gain (loss) on investments .....          (0.720)        (0.740)
                                                                        -------        -------
   Total from investment operations ...........................          (0.550)        (0.250)
                                                                        -------        -------
Less dividends:
   Dividends from net investment income .......................          (0.150)        (0.490)
                                                                        -------        -------
   Total dividends ............................................          (0.150)        (0.490)
                                                                        -------        -------
Net asset value, end of period ................................          $8.560         $9.260
                                                                        =======        =======
Total return(3) ...............................................           (5.86%)        (2.67%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ....................         $32,373        $38,669
   Ratio of expenses to average net assets ....................            0.11%(4)       0.12%
   Ratio of expenses to average net assets prior to
      expense limitation ......................................            1.25%(4)       1.25%
   Ratio of net investment income to average net assets .......            5.71%(4)       4.89%
   Ratio of net investment income to average net assets
      prior to expense limitation .............................            4.57%(4)       3.76%
   Portfolio turnover .........................................               7%           119%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.
                             See accompanying notes

42 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   VOYAGEUR MUTUAL FUNDS, INC.
                                                                                  TAX-FREE IOWA FUND - CLASS B
                                                                        -------------------------------------------------
                                                                        EIGHT MONTHS     YEAR        YEAR        PERIOD
                                                                           ENDED        ENDED       ENDED     3/24/95(3) TO
                                                                         8/31/98(1)  12/31/97(2)   12/31/96     12/31/95
Net asset value, beginning of period ................................     $10.060       $9.610      $9.830       $9.180

Income from investment operations:
   Net investment income ............................................       0.243        0.366       0.380        0.310
   Net realized and unrealized gain (loss) on investments ...........       0.100        0.457      (0.220)       0.640
                                                                          -------      -------     -------      -------
   Total from investment operations .................................       0.343        0.823       0.160        0.950
                                                                          -------      -------     -------      -------
Less dividends:
   Dividends from net investment income .............................      (0.243)      (0.373)     (0.380)      (0.300)
                                                                          -------      -------     -------      -------
   Total dividends ..................................................      (0.243)      (0.373)     (0.380)      (0.300)
                                                                          -------      -------     -------      -------
Net asset value, end of period ......................................     $10.160      $10.060      $9.610       $9.830
                                                                          =======      =======     =======      =======

Total return(4) .....................................................        3.46%        8.75%       1.76%       10.62%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................      $3,910       $2,910      $1,645         $819
   Ratio of expenses to average net assets ..........................        1.71%        1.67%       1.61%        1.28%(5)
   Ratio of expenses to average net assets prior to
      expense limitation ............................................        1.81%        1.73%       1.81%        1.65%(5)
   Ratio of net investment income to average net assets .............        3.63%        3.86%       3.97%        4.06%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation ...................................        3.53%        3.80%       3.77%        3.69%(5)
   Portfolio turnover ...............................................          13%          14%         14%          21%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes

[TABLE RESTUBBED FOR ABOVE]

                                                                                        VOYAGEUR MUTUAL FUNDS, INC.
                                                                                       TAX-FREE IOWA FUND - CLASS C
                                                                           ---------------------------------------------------
                                                                            EIGHT MONTHS    YEAR        YEAR       PERIOD
                                                                              ENDED       ENDED       ENDED    1/4/95(3) TO
                                                                            8/31/98(1)   12/31/97(2)  12/31/96    12/31/95
Net asset value, beginning of period ................................        $10.060       $9.610      $9.830      $8.550

Income from investment operations:
   Net investment income ............................................          0.243        0.360       0.360       0.370
   Net realized and unrealized gain (loss) on investments ...........          0.100        0.456      (0.220)      1.280
                                                                             -------      -------     -------     -------
   Total from investment operations .................................          0.343        0.816       0.140       1.650
                                                                             -------      -------     -------     -------
Less dividends:
   Dividends from net investment income .............................         (0.243)      (0.366)     (0.360)     (0.370)
                                                                             -------      -------     -------     -------
   Total dividends ..................................................         (0.243)      (0.366)     (0.360)     (0.370)
                                                                             -------      -------     -------     -------
Net asset value, end of period ......................................        $10.160      $10.060      $9.610      $9.830
                                                                             =======      =======     =======     =======

Total return(4) .....................................................           3.46%        8.68%       1.56%      19.66%
Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................         $1,225         $871        $670        $462
   Ratio of expenses to average net assets ..........................           1.71%        1.74%       1.75%       1.61%(5)
   Ratio of expenses to average net assets prior to
      expense limitation ............................................           1.81%        1.80%       1.81%       1.72%(5)
   Ratio of net investment income to average net assets .............           3.63%        3.79%       3.82%       3.74%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation ...................................           3.53%        3.73%       3.76%       3.63%(5)
   Portfolio turnover ...............................................             13%          14%         14%         21%

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                       VOYAGEUR INVESTMENT TRUST
                                                                                     TAX-FREE KANSAS FUND - CLASS A
                                                                            -------------------------------------------------
                                                                            EIGHT MONTHS     YEAR        YEAR        YEAR
                                                                               ENDED        ENDED       ENDED       ENDED
                                                                             8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period ................................         $11.060      $10.560     $10.730       $9.500

Income from investment operations:
   Net investment income ............................................           0.351        0.526       0.520        0.560
   Net realized and unrealized gain (loss) on investments ...........           0.100        0.506      (0.170)       1.220
                                                                              -------      -------     -------      -------

   Total from investment operations .................................           0.451        1.032       0.350        1.780
                                                                              -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment income .............................          (0.351)      (0.532)     (0.520)      (0.550)
   Distributions from net realized gain on investment
      transactions ..................................................              --           --          --           --
                                                                              -------      -------     -------      -------
   Total dividends and distributions ................................          (0.351)      (0.532)     (0.520)      (0.550)
                                                                              -------      -------     -------      -------
Net asset value, end of period ......................................         $11.160      $11.060     $10.560      $10.730
                                                                              =======      =======     =======      =======

Total return(4) .....................................................           4.14%        10.06%       3.43%       19.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................        $12,548       $10,663     $10,176      $10,677
   Ratio of expenses to average net assets ..........................           0.89%         0.84%       0.83%        0.37%
   Ratio of expenses to average net assets prior to
      expense limitation ............................................           0.99%         1.03%       1.21%       1.11%
   Ratio of net investment income to average net assets .............           4.75%         4.92%       4.97%       5.32%
   Ratio of net investment income to average net assets prior
      to expense limitation .........................................           4.65%         4.73%       4.59%       4.58%
   Portfolio turnover ...............................................             40%           30%         56%         19%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes
                                                        for tax-exempt income 43


[TABLE RESTUBBED FOR ABOVE]

                                                                                 VOYAGEUR INVESTMENT TRUST
                                                                              TAX-FREE KANSAS FUND - CLASS A
                                                                            ------------------------------------
                                                                            TWO MONTHS     YEAR      PERIOD
                                                                               ENDED      ENDED   11/30/92(3) TO
                                                                             12/31/94    10/31/94   10/31/93
Net asset value, beginning of period ................................        $9.630      $10.850     $10.000

Income from investment operations:
   Net investment income ............................................         0.090        0.570       0.560
   Net realized and unrealized gain (loss) on investments ...........        (0.130)      (1.210)      0.850
                                                                            -------      -------     -------

   Total from investment operations .................................        (0.040)      (0.640)      1.410
                                                                            -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income .............................        (0.090)      (0.570)     (0.560)
   Distributions from net realized gain on investment
      transactions ..................................................            --       (0.010)         --
                                                                            -------      -------     -------
   Total dividends and distributions ................................        (0.090)      (0.580)     (0.560)
                                                                            -------      -------     -------
Net asset value, end of period ......................................        $9.500       $9.630     $10.850
                                                                            =======      =======     =======

Total return(4) .....................................................         (0.38%)      (6.10%)     14.49%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................        $7,355       $6,469      $2,057
   Ratio of expenses to average net assets ..........................          0.01%(5)     0.06%         --
   Ratio of expenses to average net assets prior to
      expense limitation ............................................          1.25%(5)     1.25%       1.25%(5)
   Ratio of net investment income to average net assets .............          5.88%(5)     5.30%       5.26%(5)
   Ratio of net investment income to average net assets prior
      to expense limitation .........................................          4.64%(5)     4.11%       4.01%(5)
   Portfolio turnover ...............................................             0%          38%         28%

44 for tax-exempt income

--------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                VOYAGEUR INVESTMENT TRUST
                                                                              TAX-FREE KANSAS FUND - CLASS B
                                                                     ---------------------------------------------------
                                                                     EIGHT MONTHS      YEAR        YEAR       PERIOD
                                                                          ENDED        ENDED       ENDED    4/8/95(3) TO
                                                                       8/31/98(1)   12/31/97(2)  12/31/96     12/31/95
Net asset value, beginning of period ................................     $11.080      $10.570     $10.740      $10.190

Income from investment operations:
   Net investment income ............................................       0.296        0.440       0.450        0.340
   Net realized and unrealized gain (loss) on investments ...........       0.099        0.516      (0.170)       0.540
                                                                          -------      -------     -------      -------
Total from investment operations ....................................       0.395        0.956       0.280        0.880
                                                                          -------      -------     -------      -------

Less dividends:
   Dividends from net investment income .............................      (0.295)      (0.446)     (0.450)      (0.330)
                                                                          -------      -------     -------      -------
   Total dividends ..................................................      (0.295)      (0.446)     (0.450)      (0.330)
                                                                          -------      -------     -------      -------
Net asset value, end of period ......................................     $11.180      $11.080     $10.570      $10.740
                                                                          =======      =======     =======      =======

Total return(4) .....................................................       3.62%         9.28%       2.69%        8.76%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................     $3,694        $3,452      $2,402         $677
   Ratio of expenses to average net assets ..........................       1.64%         1.61%       1.61%        0.94%(5)
   Ratio of expenses to average net assets prior to
      expense limitation ............................................       1.74%         1.80%       2.00%        1.68%(5)
   Ratio of net investment income to average net assets .............       4.00%         4.15%       4.16%        4.63%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation ...................................       3.90%         3.96%       3.77%        3.89%(5)
   Portfolio turnover ...............................................         40%           30%         56%          19%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes

[TABLE RESTUBBED FROM ABOVE]

                                                                              VOYAGEUR INVESTMENT TRUST
                                                                            TAX-FREE KANSAS FUND -- CLASS C
                                                                     -------------------------------------------------
                                                                     EIGHT MONTHS    YEAR        YEAR       PERIOD
                                                                          ENDED     ENDED        ENDED    4/12/95(3) TO
                                                                     8/31/98(1)   12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period ................................   $11.050      $10.550     $10.720     $10.200

Income from investment operations:
   Net investment income ............................................     0.296        0.439       0.430       0.320
   Net realized and unrealized gain (loss) on investments ...........     0.110        0.504      (0.170)      0.510
                                                                        -------      -------     -------     -------
Total from investment operations ....................................     0.406        0.943       0.260       0.830
                                                                        -------      -------     -------     -------

Less dividends:
   Dividends from net investment income .............................    (0.296)      (0.443)     (0.430)     (0.310)
                                                                        -------      -------     -------     -------
   Total dividends ..................................................    (0.296)      (0.443)     (0.430)     (0.310)
                                                                        -------      -------     -------     -------
Net asset value, end of period ......................................   $11.160      $11.050     $10.550     $10.720
                                                                        =======      =======     =======     =======

Total return(4) .....................................................      3.72%        9.17%       2.52%       8.29%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................      $127         $108         $90         $40
   Ratio of expenses to average net assets ..........................      1.64%        1.64%       1.77%       1.27%(5)
   Ratio of expenses to average net assets prior to
      expense limitation ............................................      1.74%        1.83%       2.00%       1.79%(5)
   Ratio of net investment income to average net assets .............      4.00%        4.12%       4.02%       4.21%(5)
   Ratio of net investment income to average net assets
      prior to expense limitation ...................................      3.90%        3.93%       3.79%       3.69%(5)
   Portfolio turnover ...............................................        40%          30%         56%         19%


--------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   VOYAGUER INVESTMENT TRUST
                                                                           TAX-FREE MISSOURI INSURED FUND -- CLASS A
                                                                        -----------------------------------------------
                                                                        EIGHT MONTHS     YEAR       YEAR        YEAR
                                                                            ENDED        ENDED      ENDED       ENDED
                                                                          8/31/98(1)  12/31/97(2)  12/31/96    12/31/95
Net asset value, beginning of period ...............................      $10.810      $10.370     $10.540       $9.270

Income from investment operations:
   Net investment income ...........................................        0.333        0.504       0.520        0.520
   Net realized and unrealized gain (loss) on investments ..........        0.060        0.446      (0.180)       1.290
                                                                          -------      -------     -------      -------
   Total from investment operations ................................        0.393        0.950       0.340        1.810
                                                                          -------      -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ............................       (0.333)      (0.510)     (0.510)      (0.540)
   Distributions from net realized gain on investment
      transactions .................................................           --           --          --           --
                                                                          -------      -------     -------      -------
   Total dividends and distributions ...............................       (0.333)      (0.510)     (0.510)      (0.540)
                                                                          -------      -------     -------      -------
Net asset value, end of period .....................................      $10.870      $10.810     $10.370      $10.540
                                                                          =======      =======     =======      =======
Total return(4) ......................................................       3.70%        9.43%       3.41%       19.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............................      $46,939      $48,565     $49,301      $50,211
   Ratio of expenses to average net assets .........................         0.92%        0.91%       0.71%        0.50%
   Ratio of expenses to average net assets prior to
      expense limitation ...........................................         1.02%       0.93%        1.03%       1.07%
   Ratio of net investment income to average net assets ............         4.64%        4.81%       5.05%        5.25%
   Ratio of net investment income to average net assets prior to
      expense limitation ...........................................         4.54%       4.79%        4.73%       4.68%
   Portfolio turnover ..............................................           18%          12%         28%          31%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes
                                                        for tax-exempt income 45


[TABLE RESTUBBED FROM ABOVE]

                                                                               VOYAGUER INVESTMENT TRUST
                                                                        TAX-FREE MISSOURI INSURED FUND -- CLASS A
                                                                        ----------------------------------------
                                                                         TWO MONTHS      YEAR      PERIOD
                                                                            ENDED        ENDED   11/2/92(3) TO
                                                                          12/31/94     10/31/94    10/31/93
Net asset value, beginning of period ...............................        $9.370      $10.820     $10.000

Income from investment operations:
   Net investment income ...........................................         0.100        0.550       0.550
   Net realized and unrealized gain (loss) on investments ..........        (0.110)      (1.430)      0.890
                                                                           -------      -------     -------
   Total from investment operations ................................        (0.010)      (0.880)      1.440
                                                                           -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income ............................        (0.090)      (0.540)     (0.550)
   Distributions from net realized gain on investment
      transactions .................................................            --       (0.030)     (0.070)
                                                                           -------      -------     -------
   Total dividends and distributions ...............................        (0.090)      (0.570)     (0.620)
                                                                           -------      -------     -------
Net asset value, end of period .....................................        $9.270       $9.370     $10.820
                                                                           =======      =======     =======
Total return(4).....................................................         (0.07%)      (8.28%)     14.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted) ............................       $37,790      $37,384     $30,270
   Ratio of expenses to average net assets .........................          0.11%(5)     0.15%       --
   Ratio of expenses to average net assets prior to
      expense limitation ...........................................          1.12%(5)     1.13%       1.25%(5)
   Ratio of net investment income to average net assets ............          6.00%(5)     5.39%       4.82%(5)
   Ratio of net investment income to average net assets prior to
      expense limitation ...........................................          4.99%(5)     4.41%       3.57%(5)
   Portfolio turnover ..............................................             8%          32%         76%

46 for tax-exempt income

--------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE MISSOURI INSURED FUND - CLASS B
                                                     ------------------------------------------------------------------------------
                                                     EIGHT MONTHS      YEAR         YEAR        YEAR    TWO MONTHS      PERIOD
                                                         ENDED         ENDED       ENDED       ENDED       ENDED     3/12/94(3) TO
                                                       8/31/98(1)   12/31/97(2)   12/31/96    12/31/95    12/31/94     10/31/94

Net asset value, beginning of period ..............     $10.810      $10.370     $10.540       $9.270      $9.370      $10.300

Income from investment operations:
   Net investment income ..........................       0.279        0.425       0.460        0.480       0.080        0.330
   Net realized and unrealized
      gain (loss) on investments ..................       0.060        0.451      (0.180)      1.280       (0.100)     (0.940)
                                                        -------      -------     -------      -------      ------      -------
   Total from investment operations ...............       0.339        0.876       0.280        1.760      (0.020)      (0.610)
                                                        -------      -------     -------      -------      ------      -------

Less dividends:
   Dividends from net investment income ...........      (0.279)      (0.436)     (0.450)      (0.490)     (0.080)      (0.320)
                                                        -------      -------     -------      -------      ------      -------
   Total dividends ................................      (0.279)      (0.436)     (0.450)      (0.490)     (0.080)      (0.320)
                                                        -------      -------     -------      -------      ------      -------
Net asset value, end of period ....................     $10.870      $10.810     $10.370      $10.540      $9.270       $9.370
                                                        =======      =======     =======      =======      ======      =======
Total return(4) ...................................        3.19%        8.66%       2.93%       19.18%      (0.14%)      (6.16%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........     $11,317      $11,507     $10,432       $6,195      $2,742       $1,701
   Ratio of expenses to average net assets ........        1.67%        1.61%       1.29%        0.97%       0.60%(5)     0.49%(5)
   Ratio of expenses to average
      net assets prior to expense limitation ......        1.77%       1.63%        1.78%        1.81%       1.84%(5)     1.83%(5)
   Ratio of net investment income
      to average net assets .......................        3.89%       4.11%        4.46%        4.70%       5.32%(5)     4.89%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation ......        3.79%       4.09%        3.97%        3.86%       4.08%(5)     3.55%(5)
   Portfolio turnover .............................          18%         12%          28%          31%          8%          32%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes

[TABLE IS STUBBED FROM ABOVE]

                                                                   VOYAGEUR INVESTMENT TRUST
                                                           TAX-FREE MISSOURI INSURED FUND - CLASS C
                                                     ------------------------------------------------------
                                                      EIGHT MONTHS    YEAR         YEAR         PERIOD
                                                          ENDED       ENDED        ENDED    11/11/95(3) TO
                                                       8/31/98(1)  12/31/97(2)    12/31/96     12/31/95

Net asset value, beginning of period ..............     $10.810      $10.370       $10.540      $10.360

Income from investment operations:
   Net investment income ..........................       0.279        0.405         0.430        0.060
   Net realized and unrealized
      gain (loss) on investments ..................       0.070        0.455        (0.180)       0.170
                                                        -------      -------       -------      -------
   Total from investment operations ...............       0.349        0.860         0.250        0.230
                                                        -------      -------       -------      -------

Less dividends:
   Dividends from net investment income ...........      (0.279)      (0.420)       (0.420)      (0.050)
                                                        -------      -------       -------      -------
   Total dividends ................................      (0.279)      (0.420)       (0.420)      (0.050)
                                                        -------      -------       -------      -------
Net asset value, end of period ....................     $10.880      $10.810       $10.370      $10.540
                                                        =======      =======       =======      =======
Total return(4) ...................................        3.28%        8.49%         2.48%        2.24%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........        $112         $225          $152          $20
   Ratio of expenses to average net assets ........        1.67%        1.74%         1.62%        1.22%(5)
   Ratio of expenses to average
      net assets prior to expense limitation ......        1.77%        1.76%         1.78%        1.55%(5)
   Ratio of net investment income
      to average net assets .......................        3.89%        3.98%         4.10%        4.09%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation ......        3.79%        3.96%         3.94%        3.76%(5)
   Portfolio turnover .............................          18%          12%           28%          31%

                                                        for tax-exempt income 47



FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                            VOYAGEUR TAX-FREE FUNDS, INC.
                                                                        TAX-FREE NORTH DAKOTA FUND -- CLASS A
                                                       -------------------------------------------------------------------------
                                                       EIGHT MONTHS    YEAR        YEAR         YEAR        YEAR         YEAR
                                                          ENDED        ENDED       ENDED        ENDED       ENDED        ENDED
                                                         8/31/98(1)  12/31/97(2) 12/31/96     12/31/95    12/31/94     12/31/93
Net asset value, beginning of period                      $11.320      $10.880     $11.000       $9.850     $11.070      $10.590

Income from investment operations:
   Net investment income ..........................         0.364        0.546       0.540        0.540       0.560        0.580
   Net realized and unrealized gain (loss)
     on investments ...............................         0.120        0.451      (0.130)       1.180      (1.150)       0.580
                                                          -------      -------     -------      -------      ------      -------
   Total from investment operations ...............         0.484        0.997       0.410        1.720      (0.590)       1.160
                                                          -------      -------     -------      -------      ------      -------

Less dividends and distributions:
   Dividends from net investment income ...........        (0.364)      (0.557)     (0.530)      (0.570)     (0.530)      (0.580)
   Distributions from net realized gain on
     investment transactions ......................         --           --           --           --        (0.080)      (0.100)
   Distributions in excess of net realized gains ..         --           --           --           --        (0.020)       --
                                                          -------      -------     -------      -------      ------      -------
   Total dividends and distributions ..............        (0.364)      (0.557)     (0.530)      (0.570)     (0.630)      (0.680)
                                                          -------      -------     -------      -------      ------      -------
Net asset value, end of period ....................       $11.440      $11.320     $10.880      $11.000      $9.850      $11.070
                                                          =======      =======     =======      =======      ======      =======
Total return(3) ...................................          4.35%        9.43%       3.89%       17.81%      (5.47%)      11.20%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ........       $30,496      $30,965     $33,713      $36,096     $33,829      $34,880
   Ratio of expenses to average net assets ........          1.00%        1.00%       0.88%        0.81%       0.46%        0.59%
   Ratio of expenses to average net assets prior to
     expense limitation ...........................          1.15%        1.04%       1.08%       1.05%        1.14%        1.25%
   Ratio of net investment income to average net
     assets .......................................          4.82%        4.97%       5.01%        5.07%       5.36%        5.11%
   Ratio of net investment income to average net
      assets prior to expense limitation ..........          4.67%       4.93%        4.81%        4.83%       4.68%        4.45%
   Portfolio turnover .............................            23%          41%         58%          45%         33%          27%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

48 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                          VOYAGEUR TAX-FREE FUNDS, INC.
                                                    TAX-FREE NORTH DAKOTA FUND -- CLASS B
                                                   -----------------------------------------------------------
                                                   EIGHT MONTHS    YEAR      YEAR        YEAR      PERIOD
                                                      ENDED       ENDED      ENDED       ENDED    5/10/94(3) TO
                                                   8/31/98(1)  12/31/97(2)  12/31/96    12/31/95    12/31/94
Net asset value, beginning of period ...........    $11.320      $10.880     $11.000      $9.850     $10.310

Income from investment operations:
   Net investment income .......................      0.308        0.484       0.490       0.480       0.300
   Net realized and unrealized gain (loss) on
      investments ..............................      0.119        0.451      (0.130)      1.180      (0.390)
                                                    -------      -------     -------      ------     -------
   Total from investment operations ............      0.427        0.935       0.360       1.660      (0.090)
                                                    -------      -------     -------      ------     -------
Less dividends and distributions:
   Dividends from net investment income ........     (0.307)      (0.495)     (0.480)     (0.510)     (0.270)
   Distributions from net realized gain on
     investment transactions ...................        --           --          --          --       (0.080)
   Distributions in excess of net realized gains        --           --          --          --       (0.020)
                                                    -------      -------     -------       ------     -------
   Total dividends and distributions ...........     (0.307)      (0.495)     (0.480)      (0.510)     (0.370)
                                                    -------      -------     -------       ------     -------
   Net asset value, end of period ..............    $11.440      $11.320     $10.880      $11.000      $9.850
                                                    =======      =======     =======       ======     =======
Total return(4)                                        3.83%        8.82%       3.39%       17.24%      (0.77%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted)......       $980         $889        $700         $375        $144
   Ratio of expenses to average net assets .....       1.75%        1.55%       1.36%        1.29%       0.99%(5)
   Ratio of expenses to average net assets prior
     to expense limitation .....................       1.90%        1.59%       1.83%        1.79%       1.89%(5)
   Ratio of net investment income to average
      net assets ...............................       4.07%        4.42%       4.52%        4.56%       4.97%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation ...       3.92%        4.38%       4.05%        4.06%       4.07%(5)
   Portfolio turnover ..........................         23%          41%         58%          45%         33%

[RESTUBBED TABLE FROM ABOVE]

                                                         VOYAGEUR TAX-FREE FUNDS, INC.
                                                     TAX-FREE NORTH DAKOTA FUND -- CLASS C
                                                  ------------------------------------------------
                                                  EIGHT MONTHS   YEAR        YEAR       PERIOD
                                                     ENDED       ENDED       ENDED    7/29/95(3) TO
                                                   8/31/98(1)  12/31/97(2)  12/31/96     12/31/95
Net asset value, beginning of period ...........    $11.320     $10.870     $11.000      $10.510

Income from investment operations:
   Net investment income .......................      0.307       0.441       0.440        0.170
   Net realized and unrealized gain (loss) on
      investments ..............................      0.110       0.468      (0.140)       0.500
                                                    -------     -------     -------      -------
   Total from investment operations ............      0.417       0.909       0.300        0.670
                                                    -------     -------     -------      -------
Less dividends and distributions:
   Dividends from net investment income ........     (0.307)     (0.459)     (0.430)      (0.180)
   Distributions from net realized gain on
     investment transactions ...................         --         --          --           --
   Distributions in excess of net realized gains         --         --          --           --
                                                     -------     -------     -------      -------
   Total dividends and distributions ...........      (0.307)     (0.459)     (0.430)      (0.180)
                                                     -------     -------     -------      -------
   Net asset value, end of period ..............     $11.430     $11.320     $10.870      $11.000
                                                     =======     =======     =======      =======
Total return(4)                                         3.74%       8.57%       2.81%        6.47%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)......         $30         $41         $40          $20
   Ratio of expenses to average net assets .....        1.75%       1.87%       1.75%        1.73%(5)
   Ratio of expenses to average net assets prior
     to expense limitation .....................        1.90%       1.91%       1.75%        1.73%(5)
   Ratio of net investment income to average
      net assets ...............................        4.07%       4.10%       4.06%        4.00%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation ...        3.92%       4.06%       4.06%        4.00%(5)
   Portfolio turnover ..........................          23%         41%         58%          45%

_____________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.
                             See accompanying notes
                                                        for tax-exempt income 49

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        VOYAGEUR INVESTMENT TRUST
                                                                  TAX-FREE OREGON INSURED FUND -- CLASS A
                                              --------------------------------------------------------------------------------------
                                              EIGHT MONTHS    YEAR       YEAR         YEAR     TWO MONTHS     YEAR       PERIOD
                                                 ENDED       ENDED       ENDED        ENDED      ENDED        ENDED    8/1/93(3) TO
                                               8/31/98(1)  12/31/97(2) 12/31/96     12/31/95    12/31/94     10/31/94    10/31/93
Net asset value, beginning of period .......   $10.310       $9.870     $10.050      $8.920      $9.000      $10.240     $10.000

Income from investment operations:
   Net investment income ...................     0.320        0.481       0.480       0.490       0.090        0.500       0.130
   Net realized and unrealized gain (loss)
      on investments .......................     0.120        0.444      (0.180)      1.140      (0.090)      (1.240)      0.240
                                               -------      -------     -------     -------     -------      -------     -------
   Total from investment operations ........     0.440        0.925       0.300       1.630       0.000       (0.740)      0.370
                                               -------      -------     -------     -------     -------      -------     -------
Less dividends:
   Dividends from net investment income ....    (0.320)      (0.485)     (0.480)     (0.500)     (0.080)      (0.500)     (0.130)
                                               -------      -------     -------     -------     -------      -------     -------
   Total dividends .........................    (0.320)      (0.485)     (0.480)     (0.500)     (0.080)      (0.500)     (0.130)
                                               -------      -------     -------     -------     -------      -------     -------
Net asset value, end of period .............   $10.430      $10.310      $9.870     $10.050      $8.920       $9.000     $10.240
                                               =======      =======     =======     =======     =======      =======     =======
Total return(4)                                   4.33%        9.66%       3.15%      18.71%       0.06%       (7.35%)      3.64%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)..   $24,336      $22,071     $20,913     $21,590     $14,650      $14,086      $4,609
   Ratio of expenses to average net assets..      0.71%        0.71%       0.71%       0.54%       0.05%5       0.03%        --
   Ratio of expenses to average net assets
     prior to expense limitation ...........      1.03%       0.94%        1.07%       1.11%        1.25%5      1.25%       1.25%(5)
   Ratio of net investment income to average
     net assets ............................      4.64%        4.83%       4.92%       5.12%       5.79%5       5.17%       4.61%(5)
   Ratio of net investment income to average
      net assets prior to expense limitation      4.32%       4.60%        4.56%       4.55%        4.59%5      3.95%       3.36%(5)
   Portfolio turnover ......................        5%           5%         40%         41%          5%          49%         11%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes

50 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                               VOYAGEUR INVESTMENT TRUST
                                                         TAX-FREE OREGON INSURED FUND -- CLASS B
                                               ------------------------------------------------------------------------
                                               EIGHT MONTHS    YEAR        YEAR        YEAR    TWO MONTHS     PERIOD
                                                  ENDED        ENDED       ENDED       ENDED     ENDED     3/12/94(3) TO
                                                8/31/98(1)   12/31/97(2)  12/31/96   12/31/95   12/31/94     10/31/94
Net asset value, beginning of period .....      $10.310       $9.870      $10.050      $8.920     $9.000      $9.850

Income from investment operations:
   Net investment income .................        0.268        0.422        0.430       0.440      0.080       0.270
   Net realized and unrealized gain (loss)
     on investments ......................        0.120        0.434       (0.180)      1.140     (0.090)     (0.850)
                                                -------      -------      -------     -------    -------     -------
   Total from investment operations ......        0.388        0.856        0.250       1.580     (0.010)     (0.580)
                                                -------      -------      -------     -------    -------     -------
Less dividends:
   Dividends from net investment income...       (0.268)      (0.416)      (0.430)     (0.450)    (0.070)     (0.270)
                                                -------      -------      -------     -------    -------     -------
   Total dividends .......................       (0.268)      (0.416)      (0.430)     (0.450)    (0.070)     (0.270)
                                                -------      -------      -------     -------    -------     -------
Net asset value, end of period ...........      $10.430      $10.310       $9.870     $10.050     $8.920      $9.000
                                                =======      =======      =======     =======    =======     =======
Total return(4) ..........................         3.82%        8.90%        2.61%      18.10%      0.03%      (5.95%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .......................       $6,011       $6,461       $4,758      $2,786     $1,303      $1,146
   Ratio of expenses to average net assets         1.46%        1.39%        1.25%       1.04%      0.60%(5)    0.75%(5)
   Ratio of expenses to average net assets
      prior to expense limitation ........         1.78%        1.62%        1.83%       1.86%      2.00%(5)    2.00%(5)
   Ratio of net investment income to
      average net assets .................         3.89%        4.15%        4.37%       4.57%      5.19%(5)    4.43%(5)
   Ratio of net investment income to .....
      average net assets prior to expense
      limitation .........................         3.57%        3.92%        3.79%       3.75%      3.79%(5)    3.18%(5)
   Portfolio turnover ....................            5%           5%          40%         41%         5%         49%

[RESTUBBED TABLE FROM ABOVE]

                                                    VOYAGEUR INVESTMENT TRUST
                                              TAX-FREE OREGON INSURED FUND -- CLASS C
                                             ---------------------------------------------
                                             EIGHT MONTHS   YEAR       YEAR        PERIOD
                                               ENDED       ENDED       ENDED   7/7/95(3) TO
                                              8/31/98(1) 12/31/97(2) 12/31/96    12/31/95
Net asset value, beginning of period .....    $10.320      $9.880      $10.050     $9.630

Income from investment operations:
   Net investment income .................      0.268       0.411        0.400      0.190
   Net realized and unrealized gain (loss)
     on investments ......................      0.120       0.431       (0.170)     0.410
                                              -------     -------      -------    -------
   Total from investment operations ......      0.388       0.842        0.230      0.600
                                              -------     -------      -------    -------
Less dividends:
   Dividends from net investment income...     (0.268)     (0.402)      (0.400)    (0.180)
                                              -------     -------      -------    -------
   Total dividends .......................     (0.268)     (0.402)      (0.400)    (0.180)
                                              -------     -------      -------    -------
Net asset value, end of period ...........    $10.440     $10.320       $9.880    $10.050
                                              =======     =======      =======    =======

Total return(4) ..........................       3.81%       8.75%        2.38%      6.35%

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) .......................       $999        $532         $360        $250
   Ratio of expenses to average net assets       1.46%       1.51%        1.55%       1.39%(5)
   Ratio of expenses to average net assets
      prior to expense limitation ........       1.78%       1.74%        1.82%       1.74%(5)
   Ratio of net investment income to
      average net assets .................       3.89%       4.03%        4.03%       4.00%(5)
   Ratio of net investment income to .....
      average net assets prior to expense
      limitation .........................       3.57%       3.80%        3.76%       3.65%(5)
   Portfolio turnover ....................          5%          5%          40%         41%

______________________
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.
                             See accompanying notes
                                                        for tax-exempt income 51

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            VOYAGEUR INVESTMENT TRUST
                                                                      TAX-FREE WASHINGTON INSURED FUND - CLASS A
                                                ------------------------------------------------------------------------------------
                                                EIGHT MONTHS    YEAR        YEAR       YEAR     TWO MONTHS     YEAR       PERIOD
                                                   ENDED        ENDED       ENDED      ENDED      ENDED        ENDED   8/1/93(3) TO
                                                 8/31/98(1)  12/31/97(2)   12/31/96   12/31/95   12/31/94     10/31/94    10/31/93
Net asset value, beginning of period .........     $10.770    $10.300     $10.440    $9.210     $9.370      $10.670     $10.000

Income from investment operations:
   Net investment income .....................       0.355      0.541       0.540     0.590      0.090        0.550       0.150
   Net realized and unrealized gain (loss)
     on investments ..........................       0.131      0.481      (0.140)    1.210     (0.160)      (1.260)      0.670
                                                  --------  --------     --------  --------    --------    --------    --------
   Total from investment operations ..........       0.486      1.022       0.400     1.800     (0.070)      (0.710)      0.820
                                                  --------  --------     --------  --------    --------    --------    --------

Less dividends and distributions:
   Dividends from net investment income ......      (0.356)    (0.552)     (0.540)   (0.570)    (0.090)      (0.570)     (0.150)
   Distributions from net realized gain on
    investment transactions ..................         --        --           --        --          --       (0.020)        --
                                                  --------   --------    --------  --------    --------    --------    --------
   Total dividends and distributions .........      (0.356)    (0.552)     (0.540)   (0.570)    (0.090)      (0.590)     (0.150)
                                                  --------   --------    --------  --------    --------    --------    --------
Net asset value, end of period ...............     $10.900    $10.770     $10.300   $10.440     $9.210       $9.370     $10.670
                                                  ========   ========    ========  ========   ========     ========    ========

Total return(4) ..............................        4.59%     10.23%       3.98%    19.94%     (0.69%)      (6.85%)      8.05%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)....      $2,325     $2,372      $2,382    $2,099     $2,049       $2,118      $2,108
   Ratio of expenses to average net assets....        0.50%      0.49%       0.44%     0.28%      0.10%(5)     0.14%        --
   Ratio of expenses to average net assets
    prior to expense limitation ..............        1.34%      1.38%       1.25%     1.25%      1.25%(5)     1.25%       1.25%(5)
   Ratio of net investment income to average
     net assets ..............................        4.94%      5.20%       5.29%     5.57%      6.18%(5)     5.44%       5.50%(5)
   Ratio of net investment income to average
     net assets prior to expense limitation...        4.10%      4.31%       4.48%     4.60%      5.03%(5)     4.33%       4.25%(5)
   Portfolio turnover ........................           1%        20%         33%       51%        --           --          45%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.

                             See accompanying notes

52 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                       VOYAGEUR INVESTMENT TRUST
                                              TAX-FREE WASHINGTON INSURED FUND - CLASS B
                                            ------------------------------------------------
                                            EIGHT MONTHS   YEAR        YEAR      PERIOD
                                               ENDED       ENDED      ENDED   10/24/95(3) TO
                                             8/31/98(1)  12/31/97(2) 12/31/96     12/31/95
Net asset value, beginning of period ....... $10.780      $10.310     $10.440      $10.180

Income from investment operations:
   Net investment income ...................   0.301        0.471       0.470        0.090
   Net realized and unrealized gain (loss)
     on investments ........................   0.141        0.470      (0.140)       0.250
                                             -------      -------      ------      -------
   Total from investment operations ........   0.442        0.941       0.330        0.340
                                             -------      -------      ------      -------
Less dividends:
   Dividends from net investment income.....  (0.302)      (0.471)     (0.460)      (0.080)
                                             -------      -------      ------      -------
   Total dividends .........................  (0.302)      (0.471)     (0.460)      (0.080)
                                             -------      -------      ------      -------
Net asset value, end of period ............. $10.920      $10.780     $10.310      $10.440
                                             =======      =======     =======      =======
Total return(4) ............................    4.16%        9.38%       3.32%        3.30%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)    $1,304         $963        $516          $15
   Ratio of expenses to average net assets      1.25%        1.24%       1.21%        1.04%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ............   2.09%        2.13%       2.00%        2.00%(5)
   Ratio of net investment income to
     average net assets ....................    4.19%        4.45%       4.47%        4.44%(5)
   Ratio of net investment income to average
    net assets prior to expense limitation...   3.35%        3.56%       3.68%        3.48%(5)
   Portfolio turnover .......................      1%          20%         33%          51%

[RESTUBBED TABLE FROM ABOVE]

                                                       VOYAGEUR INVESTMENT TRUST
                                              TAX-FREE WASHINGTON INSURED FUND - CLASS C
                                           -------------------------------------------------
                                            EIGHT MONTHS      YEAR       YEAR        PERIOD
                                                ENDED         ENDED      ENDED    4/21/95(3) TO
                                             8/31/98(1)    12/31/97(2)  12/31/96    12/31/95
Net asset value, beginning of period........  $10.770      $10.300     $10.430      $9.940

Income from investment operations:
   Net investment income ...................    0.302        0.465       0.450       0.310
   Net realized and unrealized gain (loss)
     on investments ........................    0.140        0.469      (0.140)      0.480
                                              -------      -------      ------     -------
   Total from investment operations ........    0.442        0.934       0.310       0.790
                                              -------      -------      ------     -------
Less dividends:
   Dividends from net investment income ....   (0.302)      (0.464)     (0.440)     (0.300)
                                              -------      -------      ------     -------
   Total dividends..........................   (0.302)      (0.464)     (0.440)     (0.300)
                                              -------      -------      ------     -------
Net asset value, end of period .............  $10.910      $10.770     $10.300     $10.430
                                              =======      =======     =======     =======
Total return(4) ............................     4.17%        9.31%       3.12%       8.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)..     $284          $69         $19         $19
   Ratio of expenses to average net assets       1.25%        1.29%       1.37%       1.30%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ...........     2.09%        2.18%       2.00%       2.00%(5)
   Ratio of net investment income to
     average net assets ....................     4.19%        4.40%       4.36%       4.45%(5)
   Ratio of net investment income to average
    net assets prior to expense limitation..     3.35%        3.51%       3.73%       3.75%(5)
   Portfolio turnover .....................         1%          20%         33%         51%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.
                             See accompanying notes
                                                        for tax-exempt income 53

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    VOYAGEUR MUTUAL FUNDS, INC.
                                                                 TAX-FREE WISCONSIN FUND - CLASS A
                                              -----------------------------------------------------------------------
                                              EIGHT MONTHS    YEAR         YEAR      YEAR      FOUR MONTHS     YEAR
                                                 ENDED        ENDED        ENDED      ENDED       ENDED        ENDED
                                               8/31/98(1)   12/31/97(2)   12/31/96  12/31/95    12/31/94      8/31/94
Net asset value, beginning of period ........  $10.010       $9.640       $9.780      $8.740      $9.280      $10.000

Income from investment operations:
   Net investment income ....................    0.304        0.466        0.460       0.480       0.160        0.490
   Net realized and unrealized gain (loss)
      on investments ........................    0.070        0.383       (0.140)      1.040      (0.550)      (0.720)
                                               -------      -------       ------      ------     -------      -------
   Total from investment operations .........    0.374        0.849        0.320       1.520      (0.390)      (0.230)
                                               -------      -------       ------      ------     -------      -------

Less dividends:
   Dividends from net investment income......   (0.304)      (0.479)      (0.460)     (0.480)     (0.150)      (0.490)
                                               -------      -------       ------      ------     -------      -------
   Total dividends ..........................   (0.304)      (0.479)      (0.460)     (0.480)     (0.150)      (0.490)
                                               -------      -------       ------      ------     -------      -------
Net asset value, end of period  .............  $10.080      $10.010       $9.640      $9.780      $8.740       $9.280
                                               =======      =======       ======      ======     =======      =======

Total return(3) .............................    3.80%        9.07%        3.49%      17.74%      (4.12%)      (2.40%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ..........................  $34,489      $30,879      $28,292     $26,449     $20,167      $16,093
   Ratio of expenses to average
     net assets .............................     1.00%        0.99%        0.98%       0.88%       0.08%(4)     0.04%
   Ratio of expenses to average net
    assets prior to expense limitation ......     1.04%        1.07%        1.09%       1.09%       1.25%(4)     1.25%
   Ratio of net investment income to
     average net assets .....................     4.56%        4.76%        4.90%       5.05%       5.54%(4)     4.89%
   Ratio of net investment income to average
     net assets prior to expense limitation..     4.52%        4.68%        4.79%       4.84%       4.37%(4)     3.68%
   Portfolio turnover........................       16%          30%          38%         12%         20%          86%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Annualized.

                             See accompanying notes

54 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                      VOYAGEUR MUTUAL FUNDS, INC.
                                                  TAX-FREE WISCONSIN FUND - CLASS B
                                             ------------------------------------------------
                                             EIGHT MONTHS    YEAR        YEAR        PERIOD
                                                ENDED       ENDED       ENDED     4/22/95(3) TO
                                               8/31/98(1)  12/31/97(2) 12/31/96     12/31/95
Net asset value, beginning of period........   $10.000       $9.630      $9.770       $9.390

Income from investment operations:
   Net investment income ...................     0.255        0.395       0.410        0.280
   Net realized and unrealized gain
    (loss) on investments ..................     0.070        0.382      (0.140)       0.370
                                              --------     --------     --------    --------
   Total from investment operations ........     0.325        0.777       0.270        0.650
                                              --------     --------     --------    --------
Less dividends:
   Dividends from net investment income ....    (0.255)      (0.407)     (0.410)      (0.270)
                                              --------     --------     --------    --------
   Total dividends .........................    (0.255)      (0.407)     (0.410)      (0.270)
                                              --------     --------     --------    --------
Net asset value, end of period .............   $10.070      $10.000      $9.630       $9.770
                                              ========     ========     ========    ========

Total return(4)                                   3.29%        8.27%       2.84%        7.08%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)..    $2,621       $1,931      $1,339         $725
   Ratio of expenses to average net assets..      1.75%        1.72%       1.66%        1.45%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ...........      1.79%        1.80%       1.85%        1.70%(5)
   Ratio of net investment income to average
     net assets.............................      3.81%        4.03%       4.37%        4.31%(5)
   Ratio of net investment income to average
     net assets prior to expense limitation       3.77%        3.95%       4.18%        4.06%(5)
   Portfolio turnover ......................        16%          30%         38%          12%

[RESTUBBED TABLE FROM ABOVE]

                                                    VOYAGEUR MUTUAL FUNDS, INC.
                                                  TAX-FREE WISCONSIN FUND - CLASS C
                                              -----------------------------------------------
                                              EIGHT MONTHS    YEAR        YEAR       PERIOD
                                                  ENDED       ENDED      ENDED    3/28/95(3) TO
                                                8/31/98(1)  12/31/97(2) 12/31/96    12/31/95
Net asset value, beginning of period........    $10.030       $9.660      $9.790       $9.340

Income from investment operations:
   Net investment income ...................      0.259        0.380       0.390        0.300
   Net realized and unrealized gain
    (loss) on investments ..................      0.075        0.390      (0.130)       0.440
                                               --------     --------    --------     --------
   Total from investment operations ........      0.334        0.770       0.260        0.740
                                               --------     --------    --------     --------
Less dividends:
   Dividends from net investment income ....     (0.254)      (0.400)     (0.390)      (0.290)
                                               --------     --------    --------     --------
   Total dividends .........................     (0.254)      (0.400)     (0.390)      (0.290)
                                               --------     --------    --------     --------
Net asset value, end of period .............    $10.110      $10.030      $9.660       $9.790
                                               ========     ========    ========     ========

Total return(4)                                    3.38%        8.16%       2.74%        8.06%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)..     $1,283         $689        $555          $73
   Ratio of expenses to average net assets..       1.75%        1.81%       1.75%        1.77%(5)
   Ratio of expenses to average net assets
     prior to expense limitation ...........       1.79%        1.89%       1.83%        1.77%(5)
   Ratio of net investment income to average
     net assets.............................       3.81%        3.94%       4.12%        4.04%(5)
   Ratio of net investment income to average
     net assets prior to expense limitation        3.77%        3.86%       4.04%        4.04%(5)
   Portfolio turnover ......................         16%          30%         38%          12%

----------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3)  Commencement of operations.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(5)  Annualized.
                             See accompanying notes
                                                        for tax-exempt income 55

NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998
--------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free Kansas Fund ("Tax-Free Kansas Fund"), Delaware-Voyageur Tax-Free Missouri Insured Fund ("Tax-Free Missouri Insured Fund"), Delaware-Voyageur Tax-Free Oregon Insured Fund ("Tax-Free Oregon Insured Fund"), and Delaware-Voyageur Tax-Free Washington Insured Fund ("Tax-Free Washington Insured Fund"), series within the Voyageur Investment Trust, Delaware-Voyageur Tax-Free Idaho Fund ("Tax-Free Idaho Fund"), Delaware-Voyageur Tax-Free Iowa Fund ("Tax-Free Iowa Fund"), and Delaware-Voyageur Tax-Free Wisconsin Fund ("Tax-Free Wisconsin Fund"), series within the Voyageur Mutual Funds, Inc., and Delaware-Voyageur Tax-Free North Dakota Fund ("Tax-Free North Dakota Fund"), a series within the Voyageur Tax-Free Funds, Inc. (each referred to as a "Fund" or collectively as the "Funds") are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (as amended). The Funds offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

The Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free North Dakota Fund, and Tax-Free Wisconsin Fund seek high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Tax-Free Missouri Insured Fund, Tax-Free Oregon Insured Fund and Tax-Free Washington Insured Fund seek high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Kansas Fund seeks high current income free from both federal and state income taxes and local intangibles tax by investing in investment grade municipal bonds.

The Funds have changed their fiscal year ends from December 31 to August 31 to match the fiscal year end of Delaware Investments' national municipal bond funds.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment advisor to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administrative agent for the Funds. DMC, DDLP and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay such dividends monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays DMC, the Investment Manager of each Fund, an annual fee which is calculated daily based on the net assets of each Fund.

DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed the following percentages of average daily net assets through December 31, 1998.

56 for tax-exempt income

--------------------------------------------------------------------------------
3. Investment Management and Other Transactions with Affiliates (Continued)
The management fee and waiver rates are as follows:


                                                             OPERATING EXPENSE
                                        MANAGEMENT             LIMITATION AS A
                                     FEE AS A PERCENTAGE        PERCENTAGE OF
                                        OF AVERAGE             AVERAGE DAILY
                                      DAILY NET ASSETS          NET ASSETS
                                        (PER ANNUM)              (PER ANNUM)
                                     -------------------     -----------------
Tax-Free Idaho Fund ................       0.50%                    0.75%*
Tax-Free Iowa Fund .................       0.50%                    0.75%*
Tax-Free Kansas Fund ...............       0.50%                    0.75%*
Tax-Free Missouri Insured Fund .....       0.50%                    0.66%
Tax-Free North Dakota Fund .........       0.50%                    0.75%
Tax-Free Oregon Insured Fund........       0.50%                    0.46%
Tax-Free Washington Insured Fund ...       0.50%                    0.25%
Tax-Free Wisconsin Fund ...........        0.50%                    0.75%
----------------------
* Prior to May 1, 1998, the waiver rates for Tax-Free Idaho, Tax-Free Iowa and Tax-Free Kansas were 0.62%, 0.67% and 0.58%, respectively.

The Funds have engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administrative services. Each Fund pays DSC a monthly fee based on number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On August 31, 1998, the Funds had payables to affiliates as follows:


                                                     DIVIDEND DISBURSING,
                                                         TRANSFER AGENT
                                                        FEES, ACCOUNTING       OTHER
                                         INVESTMENT       SERVICES          EXPENSES
                                          MANAGEMENT      AND OTHER           PAYABLE
                                        FEES PAYABLE   EXPENSES PAYABLE        TO DMC
                                          TO DMC          TO DSC           AND AFFILIATES
                                        ------------ --------------------  --------------
Tax-Free Idaho Fund ................     $ 2,375          $4,436              $16,830
Tax-Free Iowa Fund .................      22,901           4,914               13,892
Tax-Free Kansas Fund ...............       1,978           1,491                6,995
Tax-Free Missouri Insured Fund .....      23,561           5,896               22,767
Tax-Free North Dakota Fund .........      20,961           3,126                8,163
Tax-Free Oregon Insured Fund .......       7,604           3,121               12,544
Tax-Free Washington Insured Fund ...          --             418                   --
Tax-Free Wisconsin Fund ............       3,974           3,318               11,819

                                                        for tax-exempt income 57

--------------------------------------------------------------------------------
3. Investment Management and Other Transactions with Affiliates (Continued) Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                     EIGHT MONTHS ENDED  EIGHT MONTHS ENDED
                                            8/31/98           12/31/97
                                     ------------------  -------------------
Tax-Free Idaho Fund  ..............         $28,012           $23,159
Tax-Free Iowa Fund  ...............          10,974             9,571
Tax-Free Kansas Fund...............           3,464             2,875
Tax-Free Missouri Insured Fund.....           5,223             4,413
Tax-Free North Dakota Fund ........           1,553             1,251
Tax-Free Oregon Insured Fund ......          15,563             9,496
Tax-Free Washington Insured Fund...             556             1,272
Tax-Free Wisconsin Fund ...........           8,312             7,096

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

4. Investments
During the eight months ended August 31, 1998, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:


                                        PURCHASES      SALES
                                      -----------   ----------
Tax-Free Idaho Fund ................  $10,549,684   $2,272,577
Tax-Free Iowa Fund .................    5,334,505    3,735,120
Tax-Free Kansas Fund ...............    7,403,923    4,115,854
Tax-Free Missouri Insured Fund .....    6,943,125    8,710,592
Tax-Free North Dakota Fund .........    4,844,033    5,694,380
Tax-Free Oregon Insured Fund .......    2,702,700      977,530
Tax-Free Washington Insured Fund....      536,406       20,000
Tax-Free Wisconsin Fund.............    9,853,403    3,898,223

At August 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                                        AGGREGATE     AGGREGATE          NET
                                                        COST OF         UNREALIZED    UNREALIZED      UNREALIZED
                                                        INVESTMENTS   APPRECIATION   DEPRECIATION   APPRECIATION
                                                       ------------   ------------   ------------   -------------
Tax-Free Idaho Fund .........................          $46,694,326     $3,030,104          --         $3,030,104
Tax-Free Iowa Fund ..........................           40,876,222      3,131,664          --          3,131,664
Tax-Free Kansas Fund ........................           16,110,665      1,108,148          --          1,108,148
Tax-Free Missouri Insured Fund ..............           53,504,006      4,645,448          --          4,645,448
Tax-Free North Dakota Fund ..................           29,111,064      2,164,597          --          2,164,597
Tax-Free Oregon Insured Fund ................           28,258,891      2,577,017          --          2,577,017
Tax-Free Washington Insured Fund ............            3,586,226        278,167          --            278,167
Tax-Free Wisconsin Fund .....................           35,649,100      2,325,391       ($702)         2,324,689

For federal income tax purposes, the Funds' had accumulated capital losses at August 31, 1998 as follows:

                                         YEAR OF      YEAR OF     YEAR OF      YEAR OF
                                        EXPIRATION   EXPIRATION  EXPIRATION   EXPIRATION
                                           2002         2003        2004         2005         TOTAL
                                        ----------   ----------  ----------   ----------   ----------
   Tax-Free Iowa Fund ................  $974,083     $368,235    $168,308     $117,934     $1,628,560
   Tax-Free Missouri Insured Fund ....    40,785      351,009     525,264           --        917,058
   Tax-Free Oregon Insured Fund ......   223,778      158,365     218,468           --        600,611
   Tax-Free Washington Insured Fund ..        --       77,949       2,791           --         80,740
   Tax-Free Wisconsin Fund ...........   193,864      229,647          --           --        423,511

58 for tax-exempt income

--------------------------------------------------------------------------------
5. Capital Stock
Transactions in capital stock shares were as follows:

                                                                   VOYAGEUR MUTUAL FUNDS, INC.
                                                    TAX-FREE IDAHO FUND                     TAX-FREE IOWA FUND
                                               ---------------------------------  ------------------------------------
                                               EIGHT MONTHS                       EIGHT MONTHS
                                                 ENDED           YEAR ENDED           ENDED          YEAR ENDED
                                                8/31/98     12/31/97    12/31/96      8/31/98    12/31/97     12/31/96
Shares sold:
   A Class ..................................   771,907      731,650   1,392,372      243,079     355,433      609,767
   B Class ..................................    89,150      183,407     283,576      108,244     135,405       83,915
   C Class ..................................    61,814       64,124      34,723       48,973      25,201       27,546
Shares issued upon reinvestment of dividends
   from net investment income and net
   realized gain on investment transactions:
   A Class ..................................    67,203       87,352      55,095       70,558     124,468      135,685
   B Class ..................................    10,490       14,064       5,873        5,695       6,562        3,959
   C Class ..................................     2,676        3,083       3,898        1,415       1,110          441
                                              ---------    ---------   ---------     --------     --------    --------
                                              1,003,240    1,083,680   1,775,537      477,964      648,179     861,313
                                              ---------    ---------   ---------     --------     --------    --------
Shares repurchased:
   A Class ..................................  (343,954)    (406,050)   (137,976)    (251,562)   (833,421)    (890,441)
   B Class ..................................   (49,387)     (54,443)    (15,168)     (18,336)    (23,960)          --
   C Class ..................................   (14,047)     (44,185)    (34,878)     (16,486)     (9,438)      (5,230)
                                               --------     --------    --------     --------     --------    --------
                                               (407,388)    (504,678)   (188,022)    (286,384)    (866,819)   (895,671)
                                               --------     --------    --------     --------     --------    --------
Net increase (decrease)......................   595,852      579,002   1,587,515      191,580    (218,640)     (34,358)
                                               ========     ========    ========     ========     ========    ========



                                                                        VOYAGEUR INVESTMENT TRUST
                                                        TAX-FREE KANSAS FUND               TAX-FREE MISSOURI INSURED FUND
                                                   ----------------------------------    ----------------------------------
                                                   EIGHT MONTHS                          EIGHT MONTHS
                                                     ENDED             YEAR ENDED           ENDED          YEAR ENDED
                                                     8/31/98     12/31/97    12/31/96      8/31/98    12/31/97     12/31/96
Shares sold:
   A Class ..................................        244,419      114,412     148,964      127,338     265,509      551,980
   B Class ..................................         37,997       89,151     165,725       36,960     200,996      458,267
   C Class ..................................          3,682        6,942       7,541        2,752       9,719       15,011
Shares issued upon reinvestment of dividends
   from net investment income and net
   realized gain on investment transactions:
   A Class ..................................         16,919       27,906      26,440       70,272     129,146      126,576
   B Class ..................................          5,986        7,813       3,238       16,990      33,377       24,527
   C Class ..................................            252          404         195          264         521          322
                                                     -------     --------     -------     --------    --------   ----------
                                                     309,255      246,628     352,103      254,576     639,268    1,176,683
                                                     -------     --------     -------     --------    --------   ----------
Shares repurchased:
   A Class ..................................       (101,432)    (142,361)   (206,595)    (373,253)   (656,405)    (689,056)
   B Class ..................................        (25,196)     (12,598)     (4,714)     (77,609)   (175,978)     (64,463)
   C Class ..................................         (2,379)      (6,119)     (2,863)     (13,547)     (4,070)      (2,635)
                                                     -------     -------      -------     --------    --------   ----------
                                                    (129,007)   (161,078)    (214,172)    (464,409)   (836,453)    (756,154)
                                                     -------     -------      -------     --------    --------   ----------
Net increase (decrease) .....................        180,248      85,550      137,931     (209,833)   (197,185)     420,529
                                                     =======     =======      =======     ========    ========   ==========

                                                        for tax-exempt income 59

--------------------------------------------------------------------------------
5. Capital Stock (Continued)

                                                       VOYAGEUR TAX-FREE FUNDS, INC.        VOYAGEUR INVESTMENT TRUST
                                                        TAX-FREE NORTH DAKOTA FUND         TAX-FREE OREGON INSURED FUND
                                                   ----------------------------------    -----------------------------------
                                                   EIGHT MONTHS                          EIGHT MONTHS
                                                      ENDED             YEAR ENDED          ENDED         YEAR ENDED
                                                     8/31/98     12/31/97    12/31/96      8/31/98    12/31/97     12/31/96
Shares sold:
   A Class ..................................         85,182       68,674     175,611      389,222     372,928      448,613
   B Class ..................................          7,136       17,635      33,146       54,361     162,406      254,637
   C Class ..................................             --           --       2,582       49,358      16,538       28,508
Shares issued upon reinvestment of dividends
   from net investment income and net
   realized gain on investment transactions:
   A Class ..................................         52,793       95,230     101,442       41,911      61,920       60,566
   B Class ..................................          1,149        2,047       1,687        9,754      15,305        9,000
   C Class ..................................             99          156          68        1,286       1,157          696
                                                     -------      -------     -------     --------    --------     --------
                                                     146,359      183,742     314,536      545,892     630,254      802,020
                                                     -------      -------     -------     --------    --------     --------
Shares repurchased:
   A Class ..................................       (205,612)    (529,157)   (458,594)    (238,227)   (412,353)    (539,553)
   B Class ..................................         (1,044)      (5,593)     (4,529)    (114,262)    (33,265)     (58,924)
   C Class ..................................         (1,113)        (274)       (770)      (6,562)     (2,526)     (17,624)
                                                     -------      -------     -------     --------    --------     --------
                                                    (207,769)    (535,024)   (463,893)    (359,051)   (448,144)    (616,101)
                                                     -------      -------     -------     --------    --------     --------
Net increase (decrease)......................        (61,410)    (351,282)   (149,357)     186,841     182,110      185,919
                                                     =======      =======    ========     ========    ========     ========



                                                     VOYAGEUR INVESTMENT TRUST           VOYAGEUR MUTUAL FUNDS, INC.
                                                  TAX-FREE WASHINGTON INSURED FUND         TAX-FREE WISCONSIN FUND
                                                  ---------------------------------      --------------------------------
                                                   EIGHT MONTHS                          EIGHT MONTHS
                                                    ENDED          YEAR ENDED              ENDED         YEAR ENDED
                                                   8/31/98     12/31/97    12/31/96      8/31/98    12/31/97     12/31/96
Shares sold:
   A Class ..................................        10,134       38,633      50,130      567,546     729,711      526,332
   B Class ..................................        31,122       50,130      50,610       95,654      51,892       62,678
   C Class ..................................        21,312        4,447          93       65,500      35,931       58,385
Shares issued upon reinvestment of dividends
   from net investment income and net
   realized gain on investment transactions:
   A Class ..................................         3,273        6,061       5,366       51,547      78,038       79,482
   B Class ..................................         1,719        1,911         530        3,392       4,328        2,671
   C Class ..................................           276           86          --        2,544       2,504        1,244
                                                     ------      -------     -------     --------    --------     --------
                                                     67,836      101,268     106,729      786,183     902,404      730,792
                                                     ------      -------     -------     --------    --------     --------
Shares repurchased:
   A Class ..................................       (20,291)     (55,657)    (25,440)    (283,460)   (657,954)    (374,467)
   B Class ..................................        (2,728)     (12,744)     (2,606)     (31,926)     (2,138)        (431)
   C Class ..................................        (1,963)          --          --       (9,845)    (27,203)      (9,635)
                                                     ------      -------      -------    --------    --------     --------
                                                    (24,982)     (68,401)    (28,046)    (325,231)   (687,295)    (384,533)
                                                     ------      -------     -------     --------    --------     --------
Net increase (decrease)......................        42,854       32,867      78,683      460,952    (215,109)     346,259
                                                     ======      =======     =======     ========    ========     ========

60 for tax-exempt income


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
6. Lines of Credit
The Funds have committed lines of credit for the following amounts:

Tax-Free Idaho Fund .............................................  $2,100,000
Tax-Free Iowa Fund ..............................................   2,100,000
Tax-Free Kansas Fund ............................................     700,000
Tax-Free Missouri Insured Fund ..................................   3,000,000
Tax-Free North Dakota Fund.......................................   1,600,000
Tax-Free Oregon Insured Fund.....................................   1,500,000
Tax-Free Washington Insured Fund ................................     200,000
Tax-Free Wisconsin Fund .........................................   1,700,000

No amounts were outstanding at August 31, 1998, or at any time during the fiscal year.


7. Credit And Market Risk
The Funds concentrate their investments in securities mainly issued by each specific states' municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

--------------------------------------------------------------------------------
THE DELAWARE-VOYAGEUR FUNDS
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Idaho Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Iowa Fund
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Kansas Fund
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Missouri Insured Fund Voyageur Tax-Free Funds, Inc. - Delaware-Voyageur Tax-Free North Dakota Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Oregon Insured Fund Voyageur Investment Trust - Delaware-Voyageur Tax-Free Washington Insured Fund Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free Wisconsin Fund

We have audited the accompanying statements of net assets of Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free Kansas Fund, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Washington Insured Fund and Tax-Free Wisconsin Fund (the "Funds") as of August 31, 1998, and the related statements of operations, statements of changes in net assets and financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996 and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at August 31, 1998, and the results of their operations, the changes in their net assets and their financial highlights for the period January 1, 1998 through August 31, 1998 and for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP
                                          -------------------------
                                              Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 1998

THIS ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE IDAHO FUND, TAX-FREE IOWA FUND, Tax-Free Kansas Fund, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Washington Insured Fund, and Tax-Free Wisconsin Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for each Fund, which set forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in each Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)

directors
& officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Tax-Free Idaho Fund, Tax-Free Iowa Fund, Tax-Free Kansas Fund, Tax-Free Missouri Insured Fund, Tax-Free North Dakota Fund, Tax-Free Oregon Insured Fund, Tax-Free Washington Insured Fund and Tax-Free Wisconsin Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

DELAWARE
INVESTMENTS
===================
Philadelphia*London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

Copy Right Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1117)
AR-VOY8[8/98]TKO10/98